As filed with the Securities and Exchange Commission on May 1 2004.
                                                      Registration No. 333-44723
                                                               File No. 811-9044
--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                    FORM N-6

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 8



        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 6


                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                           (Exact Name of Registrant)



                        NATIONAL LIFE INSURANCE COMPANY
                              (Name of Depositor)
                            One National Life Drive
                           Montpelier, Vermont 05604
                                 (802) 229-3113
                        -------------------------------

                               D. Russell Morgan
                           Assistant General Counsel
                        National Life Insurance Company
                            One National Life Drive
                           Montpelier, Vermont 05604
                (name and complete address of agent for service)
                        -------------------------------

                                    Copy to:
                             Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                          1275 Pennsylvania Avenue, NW
                           Washington, DC 20004-2404
                        -------------------------------

It is proposed that this filing will become effective:

___ immediately upon filing pursuant to paragraph (b)
___ on (date) pursuant to paragraph (b)
___ 60 days after filing pursuant to paragraph (a)(1)
_X_ on May 1, 2004 pursuant to paragraph (a)(1) of Rule 485

__ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in a ??Survivorship Variable Universal Life Account under individual flexible premium variable universal life policies

                            SENTINEL ESTATE PROVIDER
                               P R O S P E C T U S
                                DATED MAY 1, 2004


                         NATIONAL LIFE INSURANCE COMPANY
           Home Office: National Life Drive, Montpelier, Vermont 05604
                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            Telephone: (800) 732-8939


This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the fixed account, or a combination of the two. The fixed account pays interest at a guaranteed rate of at least 4%. The separate account has forty-nine subaccounts. Each subaccount buys shares of a specific fund portfolio. Currently the available funds are:


---------------------------------------------------------------------------------------------------------------------------------
MANAGED BY NL CAPITAL              MANAGED BY FRED ALGER               MANAGED BY AMERICAN CENTURY        MANAGED BY THE DREYFUS
MANAGEMENT, INC.                   MANAGEMENT, INC                     INVESTMENT MANAGEMENT, INC         CORPORATION
--------------------------------------------------------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST   ALGER AMERICAN FUND                 AMERICAN CENTURY VARIABLE         DREYFUS VARIABLE
                                                                       PORTFOLIOS, INC.                    INVESTMENT FUND
   COMMON STOCK FUND                  GROWTH PORTFOLIO                    VP INCOME & GROWTH PORTFOLIO     APPRECIATION PORTFOLIO
   MID CAP GROWTH FUND                LEVERAGED ALLCAP PORTFOLIO          VP VALUE PORTFOLIO               DEVELOPING LEADERS
   SMALL COMPANY FUND                 SMALL CAPITALIZATION PORTFOLIO      VP ULTRA PORTFOLIO               DREYFUS QUALITY BOND
   GROWTH INDEX FUND                                                      VP VISTA PORTFOLIO                 PORTFOLIO
   BALANCED FUND                                                          VP INTERNATIONAL PORTFOLIO       DREYFUS SOCIALLY
   BOND FUND                                                              VP INFLATION PROTECTION            PORTFOLIO RESPONSIBLE
                                                                            PORTFOLIO                        GROWTH FUND, INC.
--------------------------------------------------------------------------------------------------------------------------------
MANAAGED BY FIDELITY               MANAGED BY FRANKLIN TEMPLETON       MANAGED BY A I M ADVISORS,        MANAGED BY J.P. MORGAN
MANAGEMENT & RESEARCH COMPANY      INVESTMENTS                         INC.: SUBADVISED BY INVESCO       INVESTMENT MANAGEMENT
                                                                       INSTITUTIONAL (N.A.), INC.        INC.
--------------------------------------------------------------------------------------------------------------------------------
FIDELITY VARIABLE INSURANCE        FRANKLIN TEMPLETON VARIABLE         AIM VARIABLE INSURANCE FUNDS     J.P. MORGAN SERIES TRUST II
PRODUCT FUNDS                      INSURANCE PRODUCTS TRUST
   CONTRAFUND PORTFOLIO(R)            MUTUAL SHARES SECURITIES FUND       INVESCO VIF - DYNAMICS FUND      JP MORGAN INTERNATIONAL
   EQUITY INCOME PORTFOLIO            FRANKLIN SMALL CAP VALUE            INVESCO VIF - HEALTH                EQUITY PORTFOLIO
   GROWTH PORTFOLIO                     SECURITIES FUND                      SCIENCES FUND
   HIGH INCOME PORTFOLIO              FRANKLIN SMALL CAP FUND             INVESCO VIF - TECHNOLOGY         JP MORGAN SMALL COMPANY
   INDEX 500 PORTFOLIO                TEMPLETON FOREIGN SECURITIES FUND      FUND                              PORTFOLIO
   INVESTMENT GRADE BOND              FRANKLIN REAL ESTATE FUND
      PORTFOLIO
   OVERSEAS PORTFOLIO
   MID CAP PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------
MANAGED BY NEUBERGER BERMAN        MANAGED BY DEUTSCHE INVESTMENT      MANAGED BY STRONG CAPITAL         MANAGED BY T. ROWE PRICE
MANAGEMENT, INC.                   MANAGEMENT AMERICAS, INC.           MANAGEMENT, INC.                  ASSOCIATES, INC.
--------------------------------------------------------------------------------------------------------------------------------
NEUBERGER BERMAN ADVISERS          SCUDDER  VARIABLE SERIES II            STRONG VARIABLE INSURANCE        T. ROWE PRICE EQUITY
MANAGEMENT TRUST                                                             FUNDS, INC.                      SERIES, INC.
   PARTNERS PORTFOLIO                 DREMAN HIGH RETURN EQUITY              MID CAP GROWTH FUND II         BLUE CHIP GROWTH
   MID CAP GROWTH PORTFOLIO             PORTFOLIO                                                             PORTFOLIO
   FASCIANO PORTFOLIO                 DREMAN SMALL CAP VALUE PORTFOLIO       STRONG OPPORTUNITY FUND II     EQUITY INCOME PORTFOLIO
   LIMITED MATURITY PORTFOLIO                                                                               HEALTH SCIENCES
                                                                                                              PORTFOLIO
--------------------------------------------------------------------------------------------------------------------------------


The value of your policy will depend upon the investment results of the portfolios you select. The policy's value and death benefit will fluctuate based on the investment results of the chosen portfolios, the crediting of interest to the Fixed Account, and the deduction of charges. You bear the entire investment risk for all amounts allocated to the separate account. There is no guaranteed minimum value for any of the portfolios. We do not guarantee any minimum policy value. You could lose some or all of your money. You must receive, with this prospectus, current prospectuses for all of the portfolios. We recommend that you read this prospectus and the prospectuses for the portfolios carefully. You should keep all prospectuses for later reference.

An investment in the policy is not a bank deposit. Neither the U.S. government nor any governmental agency insures or guarantees your investment in the policy.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy. It also may not be advantageous for you to finance the purchase of this policy through use of a loan or through making withdrawals from another policy that you already own.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS



                                                                         PAGE
Summary of the Benefits and Risks of the Policy............................1
     Summary of Principal Policy Benefits..................................1
     Summary of the Principal Risks of Purchasing a Policy.................2
     Fee Tables............................................................5
National Life Insurance Company and the General Account....................13
     National Life Insurance Company.......................................13
     The Fixed Account.....................................................13
     The Variable Account..................................................14
     The Portfolios........................................................14
     Addition, Deletion or Substitution of Investments.....................17
     Voting Portfolio Shares...............................................18
     Net Investment Return of the Variable Account.........................18
The Policy.................................................................19
     Purchasing a Policy...................................................19
     Premiums..............................................................21
     Transfers.............................................................22
     Telephone Transaction Privilege.......................................22
     Other Transfer Rights.................................................22
     Available Automated Fund Management Features..........................22
     Accumulated Value.....................................................24
Death Benefit..............................................................25
     Ability to Adjust Face Amount.........................................27
     Payment of Policy Benefits............................................28
     Settlement Options....................................................29
Policy Loans...............................................................29
Surrenders and Withdrawals.................................................31
Lapse and Reinstatement....................................................33
Charges and Deductions.....................................................33
     Premium Expense Charge................................................34
     Surrender Charge......................................................34
     Monthly Deduction.....................................................34
     Withdrawal Charge.....................................................37
     Transfer Charge.......................................................37
     Projection Report Charge..............................................38
     Other Charges.........................................................38
     Differences in Charges for Policies Issued in New York................38
Optional Benefits..........................................................38
     Guaranteed Death Benefit..............................................39
     Additional Protection Benefit.........................................39
     Automatic Increase Rider..............................................40
Federal Income Tax Considerations..........................................40
     Introduction..........................................................41
     Tax Status of the Policy..............................................41
     Tax Treatment of Policy Benefits......................................41
     Possible Tax Law Changes..............................................44
     Possible Charges for National Life's Taxes............................44
Legal Matters..............................................................44
Distribution of the Policies...............................................44
Other Policy Provisions....................................................45
Financial Statements.......................................................46
Glossary...................................................................47
Appendix A.................................................................A-1
Appendix B.................................................................B-1
Appendix C.................................................................C-1
Statement of Additional Information Table of Contents......................D-1




THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

SUMMARY OF THE BENEFITS AND RISKS OF THE POLICY


This summary provides you with a brief overview of the benefits and risks associated with the Policy. You should read the entire prospectus before purchasing the Policy. Important details regarding the Policy are contained in other sections of this prospectus. Please consult your agent and refer to your Policy for details. For your convenience, we have defined certain terms we use in the Glossary at the end of the prospectus.



    SUMMARY OF PRINCIPAL POLICY BENEFITS

     SURVIVORSHIP LIFE INSURANCE PROTECTION.


     The Policy provides a means for an Owner to accumulate life insurance which pays a death benefit on the death of the last to die of two named Insureds. Proceeds under the Policy can generally pass free of federal and state income tax at the death of the last to die of the two Insureds.


     As long as your Policy remains in force, we will pay the Death Benefit to your Beneficiary, when we receive due proof of the death of both of the two insured people. We will increase the Death Benefit by any additional benefits provided by a supplementary benefit Rider. We will reduce the Death Benefit by any outstanding Policy loans and accrued interest and any unpaid Monthly Deductions.

         DEATH BENEFIT OPTION A AND OPTION B. We offer two Death Benefit options, which we call Option A and Option B. You may choose which option to apply to your Policy.

         If you choose Death Benefit Option A, the Death Benefit will be based on the greater of:

         = Face Amount; or
         = the Accumulated Value multiplied by a factor specified by federal income tax law.

         If you choose Death Benefit Option B, the Death Benefit will be based on the greater of:

         = the Face Amount plus the Accumulated Value; or
         = the Accumulated Value multiplied by the same factor that applies to option A.


         After a year, you may adjust the Death Benefit by changing the Death Benefit option or by increasing or decreasing the Face Amount of your Policy. There are also two types of coverage available under the Policy
         - Basic Coverage and Additional Coverage. SEE "Death Benefit." Changing the Face Amount or Death Benefit option may have tax consequences.


o You may add additional insurance and other benefits to your Policy by Rider. Please see "Optional Benefits", below, for a description of the optional benefits that we offer.

o You may receive personalized illustrations in connection with the purchase of this Policy that reflect your own particular circumstances. These hypothetical illustrations may help you to understand the long-term effects of different levels of investment performance, the possibility of lapse, and the charges and deductions under the Policy. They will also help you to compare this Policy to other life insurance policies. The personalized illustrations are based on hypothetical rates of return and are not a representation or guarantee of investment returns or cash value.

CASH BENEFITS.

     After a year, you may borrow against your Policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent Monthly Deduction. When you take a loan we will transfer an amount equal to the loan to our Fixed Account as Collateral. We charge interest on the loan, and we credit interest on Collateral. Loans may have adverse tax consequences. When the Death Benefit becomes payable or the Policy is surrendered, we will deduct Policy loans and accrued interest from the proceeds otherwise payable. We currently plan to make preferred loans available when a Policy is 10 years old.

     After a year, you may request a Withdrawal of Cash Surrender Value.
     However:

     o    You must withdraw at least $500;

     o You cannot withdraw more than the Cash Surrender Value on the date we receive your request minus three times the most recent Monthly Deduction for the most recent Monthly Policy Date;

     o You may not allocate Withdrawals to the Fixed Account until all the value in the Variable Account has been exhausted.

     o We may deduct a Withdrawal charge from each Withdrawal. Withdrawals may have tax consequences.


     You may surrender your Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any Policy loan with accrued interest and any Surrender Charge. Surrendering your Policy may have tax consequences.


VARIETY OF INVESTMENT OPTIONS.

     You may allocate Net Premiums among the subaccounts of the Variable Account and the Fixed Account. The subaccounts in the Variable Account invest in a wide variety of portfolios that cover a broad spectrum of investment objectives and risk tolerances.

     We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Account.

     As your needs or financial goals change, you can change your investment mix. You may make transfers among the Variable Account and the Fixed Account. Currently, you may make an unlimited number of such transfers within the subaccounts of the Variable Account and from the Variable Account to the Fixed Account, without charge. You may not make transfers out of the Fixed Account that exceed the greater of: (a) 25% of the non-loaned Accumulated Value in such account at the time of transfer; (b) or $1000. We allow only one such transfer out of the Fixed Account in any Policy Year.


    SUMMARY OF THE PRINCIPAL RISKS OF PURCHASING A POLICY

INVESTMENT RISK.

     We cannot give any assurance that any portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your Policy which you allocate to the Variable Account. In addition, we deduct Policy fees and charges from your Accumulated Value, which can significantly reduce your Accumulated Value. During times of poor performance, these deductions will have an even greater impact on your Accumulated Value. You could lose everything you invest, and your Policy could lapse without value, unless you pay additional premium. If you allocate premiums to the Fixed Account, then we credit your Accumulated Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum effective annual rate of 4%.

RISK OF LAPSE.

     If on any Monthly Policy Date the Cash Surrender Value of a Policy is insufficient to cover the Monthly Deductions and other charges under the Policy, we will notify you of this, and the Policy will enter a 61-day Grace Period. If the Grace Period expires without a sufficient payment, the Policy will lapse, and will have no further value. This could happen: (1) if the investment returns on your chosen investment portfolios are lower than anticipated; (2) if you do not pay premiums at the levels you planned; or (3) if you take Policy loans. Your Policy generally will not lapse: (1) during the first 5 Policy Years so long as you pay the Cumulative Guarantee Premium; (2) if you purchase the Guaranteed Death Benefit Rider, subject to certain conditions.

TAX RISKS.


     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. Please consult with a tax adviser about these consequences. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of the Policy's value until there is a distribution from the Policy. Moreover, Death Benefits payable under a Policy should generally be excludable from the gross income of the Beneficiary. As a result, your Beneficiary generally should not have to pay U.S. federal income tax on the Death Benefit, although other taxes, such as estate taxes, may apply.


     Depending on the total amount of premiums you pay, the Policy may be treated as a "Modified Endowment Contract" ("MEC") under Federal tax laws. If a Policy is treated as a MEC, then surrenders, Withdrawals, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, Withdrawals and loans taken before you attain age 59 1/2. If a Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. However, the tax consequences associated with preferred loans are uncertain. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

     See "Federal Tax Consequences," below. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

WITHDRAWAL AND SURRENDER RISKS.

     The Surrender Charge under the Policy applies for 10 Policy Years after the Policy is issued. An additional Surrender Charge will apply for 10 years from the date of any increase in the Basic Coverage. It is possible that you will receive no net Cash Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy's value in the near future. We designed the Policy to meet long-term financial goals. THE POLICY IS NOT SUITABLE AS A SHORT-TERM INVESTMENT.

     Even if you do not ask to surrender your Policy, Surrender Charges may play a role in determining whether your Policy will lapse (or terminate without value), because Surrender Charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a Grace Period (and possibly lapse).

     Withdrawals are not permitted in the first Policy Year, and we will reduce the Face Amount by the amount of a Withdrawal if Death Benefit Option A is in effect. A surrender or Withdrawal may have tax consequences.

LOAN RISKS.

     A Policy loan, whether or not repaid, will affect the Accumulated Value over time because we subtract the amount of the loan from the subaccounts of the Variable Account and/or the Fixed Account as Collateral, and this Collateral does not participate in the investment performance of the subaccounts of the Variable Account, or receive any higher interest rate credited to the Fixed Account.

     We reduce the amount we pay on the death of the last to die of the Insureds by the amount of any indebtedness. Your Policy may lapse if your indebtedness reduces the Cash Surrender Value to zero.

     A loan may have tax consequences. In addition, if you surrender your Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent that it has not previously been taxed, will be added to any amount you receive and taxed accordingly.

PORTFOLIO COMPANY RISKS

A comprehensive discussion of the risks of each portfolio may be found in the prospectus for such portfolio. Please refer to the portfolios' prospectuses for more information. THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED INVESTMENT OBJECTIVE.

FEE TABLES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. If the amount of the charge depends on the personal characteristics of the Insured, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of an Insured with the characteristics set forth below. These charges may not be typical of the charges you will pay.

The first table describes the fees and expenses that you will pay at the time you buy the Policy, surrender the Policy, take a Withdrawal from the Policy, or transfer Accumulated Value under the Policy among the subaccounts of the Variable Account and the Fixed Account.



------------------------------------------------------------------------------------------------------------------------
                                                   TRANSACTION FEES
------------------------------------------------------------------------------------------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
CHARGE                      WHEN CHARGE IS       AMOUNT DEDUCTED - MAXIMUM         AMOUNT DEDUCTED - CURRENT CHARGE
                            DEDUCTED             GUARANTEED CHARGE
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
PREMIUM EXPENSE CHARGE -    Upon receipt of      3.4% of each premium payment      3.4% of each premium payment
PREMIUM TAX PORTION         each premium
                            payment
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
PREMIUM EXPENSE CHARGE -    Upon receipt of       7.0% of the premium up to the     During the first 10 Policy Years:
DISTRIBUTION PORTION        each premium         Target Premium1, and 5.0% of      a deduction of 7.0% of the premium
                            payment              premium in excess of Target       up to the Target Premium(1), and 4.0%
                                                 Premium                           of premium in excess of Target
                                                                                   Premium
                                                                                   After the first 10 Policy Years:
                                                                                   4.0% of all premiums
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
SURRENDER  CHARGE           Upon surrender or
                            lapse of the
                            Policy during the
                            first 10 Policy
                            Years or during
                            the 10 years
                            following an
                            increase in Basic
o     Minimum and           Coverage             $2.40 to $50.00 per $1000 of      $2.40 to $50.00 per $1000 of
      Maximum Charge(2)                          initial or increased Basic        initial or increased Basic Coverage
                                                 Coverage
o     Charge for a
      male insured age 55
      and female insured                         $10.00 per $1000 of Basic         $10.00 per $1000 of Basic Coverage
      age 50, both                               Coverage
      preferred nonsmokers

--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
WITHDRAWAL FEES             Upon making a        Lesser of 2% of amount            Lesser of 2% of amounts withdrawn
                            Withdrawal           withdrawn or $25                  or $25

--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
TRANSFER FEES               Upon transfer        $25 per transfer in excess of     None
                                                 12 transfers in any one Policy
                                                 Year
--------------------------- -------------------- --------------------------------- -------------------------------------
--------------------------- -------------------- --------------------------------- -------------------------------------
LOAN INTEREST SPREAD(3)     At the end of each   2% annually of amount held as     1.3% annually of amount held as
                            Policy year or       Collateral                        Collateral
                            upon death,
                            surrender or
                            lapse, if earlier
--------------------------- -------------------- --------------------------------- -------------------------------------



                                      -5-

--------------------------- -------------------- --------------------------------- -------------------------------------
PROJECTION REPORT CHARGE    When report          $25 maximum in New York; no       $25
                            requested            guaranteed maximum elsewhere
--------------------------- -------------------- --------------------------------- -------------------------------------

1 The Target Premium is the premium used in the determination of the amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

2 The Surrender Charge varies based on the Joint Age at issue or at the time of the increase. The minimum charge is based on a Joint Age of 15 or less; the maximum charge is based on a Joint Age of 90. Generally, after the first 5 Policy years, or five years after an increase, the charge declines linearly by month through the end of the 10th Policy Year, or the 10th year after the increase. Exceptions occur at higher Joint Ages in which the level period can be shorter than 5 years. Level periods also vary for New York Policies from Policies issued elsewhere. The Surrender Charges shown in the table may not be typical of the charges you will pay. Your Policy's data pages will indicate the charges applicable to your Policy. The Company or your agent will provide more detailed information about the Surrender Charges applicable to you at your request.

3 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (6.0%, compounded annually) and the amount of interest we credit to the amount in your Collateral loan account (currently 4.7% compounded annually). After the 10th Policy year, we may, but are not obligated to, provide preferred loans in which the interest we charge you for the loan is 4.25% compounded annually, while we will credit your Collateral with interest of 4.0% compounded annually.

                                      * * *

The next table describes the fees and expenses that you will pay periodically during the time you own the Policy, not including portfolio fees and expenses.


------------------------------------------------------------------------------------------------------------------------
                               PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
------------------------------------------------------------------------------------------------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
CHARGE                         WHEN CHARGE IS DEDUCTED    AMOUNT DEDUCTED -          AMOUNT DEDUCTED - CURRENT CHARGE
                                                          MAXIMUM GUARANTEED CHARGE
------------------------------ -------------------------- -------------------------- -----------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
COST OF INSURANCE:(4)
                               On the Date of Issue of
                             the Policy and on each
                               Monthly Policy Date


o     Minimum and Maximum                                 $0.00004 to $58.01_per     $0.00004 to $21.54 per $1000 of
      Charge(5)                                           $1000 of Net Amount at     Net Amount at Risk per month
                                                          Risk per month
                                                                                     $0.0043 per $1000 of Net Amount
o     Charge for a male                                   $0.0043 per $1000 of Net   at Risk per month
      insured age 55 and                                  Amount at Risk per month
      female insured age 50,
      both preferred
      nonsmokers, Policy
      Year 1
------------------------------ -------------------------- -------------------------- -----------------------------------




                                      -6-

------------------------------ -------------------------- -------------------------- -----------------------------------
     VARIABLE ACCOUNT CHARGE   On the Date of Issue of Annual
                               rate of 0.90% of During the first 10 Policy Years
                               the Policy and on each the Accumulated Value in
                               (in all cases, percentages are of Monthly Policy
                               Date the Variable Account the Accumulated Value
                               in the
                                                                                     variable Account):
                                                                                     Policies with Basic Coverage less
                                                                                     than $1 million: 0.90%
                                                                                     Policies with Basic Coverage from
                                                                                     $1 million to $3 million:
                                                                                     0.80%Policies with Basic Coverage
                                                                                     of $3 million or more: 0.75%

                                                                                     During the first 10 Policy Years:
                                                                                     Policies with Basic Coverage less
                                                                                     than $1 million: 0.35%
                                                                                     Policies with Basic Coverage from
                                                                                     $1 million to $3 million: 0.30%
                                                                                     Policies with Basic Coverage of
                                                                                     $3 million or more: 0.25%


------------------------------ -------------------------- -------------------------- -----------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
   MONTHLY ADMINISTRATIVE      On the Date of Issue of
   CHARGE(6)                   the Policy and on each
                               Monthly Policy Date
o     Minimum and Maximum                              $15.00 per month, plus     $7.50 per month to $15.00 per
      Charge(7)                                         from $0.08 to $0.09 per    month plus $0.09 per $1000 of
                                                        $1000 of Basic Coverage    Basic Coverage
o      Charge for a male
      insured age 55 and
      female insured age 50,                              $15.00 per month, plus     $15.00 per month, plus $0.08 per
      both preferred                                      $0.08 per $1000 of Basic   $1000 of Basic Coverage
      nonsmokers, Policy                                  Coverage
      Year 1
------------------------------ -------------------------- -------------------------- -----------------------------------


------------------------------ -------------------------- -------------------------- -----------------------------------
CHARGES FOR OPTIONAL
BENEFITS:
Additional Protection          On the Date of Issue of
Benefit(4)                     the Policy and on each
                               Monthly Policy Date
o      Minimum and Maximum                              $0.013 to $64.20 per       $0.0049 to $24.54 per $1000 of
      Charge(8)                                            $1000 of Net Amount at     Net Amount at Risk per month
                                                          Risk per month
                                                                                     $0.011 per $1000 of Net Amount at
o      Charge for a male                                $0.017 per $1000 of Net    Risk per month
      insured age 55 and                                  Amount at Risk per month
      female insured age 50,
      both preferred
      nonsmokers, Policy
      Year 1
------------------------------ -------------------------- -------------------------- -----------------------------------



                                      -7-

------------------------------ -------------------------- -------------------------- -----------------------------------
Policy Split Option            At the time the split      $200                       $200
                               option is exercised
------------------------------ -------------------------- -------------------------- -----------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
Estate Preservation Rider(6)     On the Date of Issue of
                               the Policy and on each
                               Monthly Policy Date
o        Minimum and Maximum   thereafter                 $0.013 to $20.18 per       $0.0085 to $2.17 per month per
      Charge(9)                                             month per $1000 of net     $1000 of net amount of the
                                                          amount of the increase     increase in Death Benefit
                                                          in Death Benefit           provided by the Rider
                                                          provided by the Rider
o        Charge for a male                                                           $0.011 per month per $1000 of net
      insured age 55 and                                  $0.017 per month per       amount of the increase in Death
      female insured age 50,                              $1000 of net amount of     Benefit provided by the Rider
      both preferred                                      the increase in Death
      nonsmokers, Policy                                  Benefit provided by the
      Year 1                                              Rider

------------------------------ -------------------------- -------------------------- -----------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
Term Rider6                    On the Date of Issue of
                               the Policy and on each
                               Monthly Policy Date
o        Minimum and Maximum   thereafter                 $0.088 to $8.24 per        $0.018 to $8.24 per month per
      Charge(10)                                            month per $1000 of the     $1000 of the term insurance
                                                          term insurance coverage    coverage provided by the Rider
                                                          provided by the Rider
o        Charge for a male                                                           $0.098 per month per $1000 of net
      insured age 55                                      $0.87 per month per        amount of the term insurance
      preferred nonsmoker,                                $1000 of net amount of     coverage provided by the Rider
      Policy Year 1                                       the term insurance
                                                          coverage provided by the
                                                          Rider
                                                          -
------------------------------ -------------------------- -------------------------- -----------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
Guaranteed Death Benefit       On the Date of Issue of    $0.01 per $1000 of Face    $0.01 per $1000 of Face Amount
                               the Policy and on each     Amount per month           per month
                               Monthly Policy Date
                               thereafter
------------------------------ -------------------------- -------------------------- -----------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
Continuing                     Coverage Rider On the Date of Issue of $3.50 per
                               $1000 of Net $2.50 per $1000 of Net Amount at the
                               Policy and on each Amount at Risk per month Risk
                               per month Monthly Policy Date
------------------------------ -------------------------- -------------------------- -----------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
Enhanced Death Benefit
Rider11                                                   None                       None

------------------------------ -------------------------- -------------------------- -----------------------------------
------------------------------ -------------------------- -------------------------- -----------------------------------
Automatic Increase Rider(11)     On the Date of Issue of    None                       None
                               the Policy and on each
                               Monthly Policy Date

------------------------------ -------------------------- -------------------------- -----------------------------------


4 Cost of insurance charges vary based on each Insured's Issue Age, sex, Rate Class, the coverage's Duration, Net Amount at Risk, Face Amount, and whether the coverage is Basic Coverage or Additional Coverage, and the current cost of insurance charges also vary based on our expectations of future mortality experience. The Net Amount at Risk is the amount by which the Death Benefit under the Policy exceeds the Accumulated Value of the Policy. The cost of insurance charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed cost of insurance charges applicable to your Policy. We will also provide more detailed information concerning your charges at your request.

5 The minimum charge, both current and guaranteed, is based on two Insureds with the following characteristics: Issue Age 10, female, nonsmoker, in Policy Year 1; the maximum guaranteed charge is based on two Insureds with the following characteristics Issue Age 80, male, standard smoker and Issue Age 70, standard smoker, in Policy Year 30; the maximum current charge is based on two Insureds with the following characteristics: Issue Age 80, male, standard smoker and Issue Age 75, standard smoker, in Policy Year 25.

6 The charges shown in the table may not be typical of what you will pay. Your Policy's data page will indicate the guaranteed charges applicable to your Policy. The Company and/or your agent will provide more detailed information concerning your charges at your request.

7 The guaranteed and current maximum charge applies during the first 10 Policy Years where both Insureds are smokers and the Joint Age is greater than 38; the maximum guaranteed charge for two nonsmoker Insureds is $15.00 per month plus $0.08 per $1000 of Basic Coverage; the minimum current charge of $7.50 per month applies to all Policies after Policy Year 10.

8 The guaranteed minimum charge is based on two Insureds with the following characteristics: issue ages 8-11, female, in Policy year 1; The current minimum charge is based on two Insureds with the following characteristics: issue age 1, female, nonsmoker, in Policy year 21; the maximum guaranteed charge occurs for most male/male combinations at the younger insured's attained age 99; the maximum current charge is based on two Insureds with the following characteristics: issue age 20, male, standard smoker and issue age 26, female, preferred nonsmoker, in policy year 80.

9 The minimum guaranteed charge is based on two female Insureds who are both standard nonsmokers from 8 to 11 years old; the minimum current charge applies to two unisex issue preferred nonsmoker Insureds age 62 and age 63 in the first policy year; the maximum guaranteed and current charge applies to two male Insureds, both issue age 90, in Policy Year 4.

10 The minimum guaranteed charge is based on an Insured with the following characteristics: Issue Age 20, female, preferred nonsmoker, in Policy Year 1; the minimum current charge is based on Issue Age 30, female, preferred nonsmoker, in Policy Year 1; the maximum guaranteed and current charge is based on Issue Age 60, male, standard smoker, in Policy Year 21.

11 There is no cost for the Enhanced Death Benefit Rider or the Automatic Increase Rider. However, to the extent either Rider results in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.


                                      * * *


The next 2 tables describe the portfolio fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the portfolios for the year ended December 31, 2003. The expense of the portfolios may be higher or lower in the future. More details concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.

ANNUAL PORTFOLIO OPERATING EXPENSES
(expenses that are deducted from portfolio assets):

------------------------------------------------------------- ----------------------------- ----------------------------
                                                                        Minimum                       Maximum
------------------------------------------------------------- ----------------------------- ----------------------------
------------------------------------------------------------- ----------------------------- ----------------------------
Total Annual Portfolio Operating Expenses (total of all                  0.34%                         4.56%
expenses that are deducted from portfolio assets including
management fees, 12b-1 fees and other expenses).
------------------------------------------------------------- ----------------------------- ----------------------------

The following table shows the fees and expenses (before waiver or reimbursement) charged by each portfolio for the fiscal year ended December 31, 2003.




ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from portfolio assets)(12)

                                                                                                                    Gross
                                                                         Management      12b-1        Other     Total Annual
                                                                             Fee         Fees13     Expenses      Expenses
Sentinel Variable Products Trust
      Balanced Fund                                                         0.55%         N/A         0.49%         1.04%
      Bond Fund                                                             0.40%         N/A         0.33%         0.73%
      Common Stock Fund                                                     0.45%         N/A         0.30%         0.75%
      Growth Index Fund                                                     0.30%         N/A         2.73%         3.03%
      Mid Cap Growth Fund                                                   0.49%         N/A         0.40%         0.89%
      Money Market Fund                                                     0.25%         N/A         0.28%         0.53%
      Small Company Fund                                                    0.47%         N/A         0.34%         0.81%
The Alger American Fund
      Alger American Growth Portfolio - Class O Shares                      0.75%         N/A         0.10%         0.85%
      Alger American Leveraged AllCap Portfolio - Class O Shares            0.85%         N/A         0.12%         0.97%
      Alger American Small Capitalization Portfolio - Class O Shares        0.85%         N/A         0.12%         0.97%
American Century Variable Portfolios, Inc.
      VP Income & Growth Portfolio                                          0.70%         N/A         0.00%         0.70%
      VP Value Portfolio                                                    0.95%         N/A         0.00%         0.95%
     VP Ultra Portfolio                                                     1.00%         N/A         0.01%         1.01%
     VP Vista Portfolio                                                     1.00%         N/A         0.00%         1.00%
     VP International Portfolio                                             1.33%         N/A         0.01%         1.34%
     VP Inflation Protection Portfolio                                      0.51%         N/A         0.00%         0.51%
Dreyfus Variable Investment Fund
       DVIF Appreciation Portfolio - Initial Shares                         0.75%         N/A         0.05%         0.80%
       DVIF Developing Leaders Portfolio - Initial Shares                   0.75%         N/A         0.07%         0.82%
       DVIF Quality Bond Portfolio - Initial Shares                         0.65%         N/A         0.09%         0.74%
Dreyfus Socially Responsible Growth Fund, Inc.                              0.75%         N/A         0.09%         0.84%
Fidelity: Variable Insurance Products
      Contrafund(R)Portfolio                                                0.58%         N/A         0.09%         0.67%
      Equity Income Portfolio                                               0.48%         N/A         0.09%         0.57%
      Growth Portfolio                                                      0.58%         N/A         0.09%         0.67%
      High Income Portfolio                                                 0.58%         N/A         0.11%         0.69%
      Index 500 Portfolio                                                   0.24%         N/A         0.10%         0.34%
      Investment Grade Bond                                                 0.43%         N/A         0.11%         0.54%
      Overseas Portfolio                                                    0.73%         N/A         0.17%         0.90%
        Mid Cap Portfolio                                                   0.58%         N/A         0.12%         0.70%
Franklin Templeton Variable Insurance Products Trust
         Class 2 shares, Mutual Shares Securities Fund                      0.60%       0.25% 14      0.20%         1.05%
         Class 2 shares, Franklin Small Cap Value Securities Fund           0.57%       0.25% 14      0.19%         1.01%
         Class 2 shares, Franklin Small Cap Fund                            0.51%       0.25% 14      0.29%         1.05%
         Class 2 shares, Templeton Foreign Securities Fund                  0.69%       0.25% 14      0.22%         1.16%
         Class 2 shares, Franklin Real Estate Fund                          0.50%       0.25% 14      0.03%         0.78%





                                      -10-


AIM Variable Insurance Funds
      INVESCO VIF - Dynamics Fund                                           0.75%         N/A         0.42%      1.17%(16, 17)
      INVESCO VIF - Health Sciences Fund                                    0.75%         N/A         0.33%      1.08%(16, 17)
      INVESCO VIF - Technology Fund                                         0.75%         N/A         0.41%       1.16%(15,16,17)
J.P. Morgan Series Trust II
      International JP Morgan Equity Portfolio                              0.60%         N/A         0.96%         1.56%
      JP Morgan Small Company Portfolio                                     0.55%         N/A         0.60%         1.15%
Neuberger Berman Advisers Management Trust
      Initial Class, Partners Portfolio                                     0.83%         N/A         0.07%         0.90%
      Initial Class, Mid Cap Growth Portfolio                               0.84%         N/A         0.04%         0.88%
      S-Series Class, Fasciano Portfolio                                    1.15%         0.25        3.16%         4.56%
      Initial Class, Limited Maturity Portfolio                             0.65%         N/A         0.09%         0.74%
Scudder Variable Series II
      Class B shares, Dreman High Return Portfolio                          0.73%        0.25%        0.20%         1.18%
      Class B shares, Dreman Small Cap Value Portfolio                      0.75%        0.25%        0.19%         1.19%
Strong Variable Insurance Funds, Inc.
      Mid Cap Growth Fund II                                                0.75%         N/A         0.71%         1.46%
Strong Opportunity Fund II                                                  0.75%         N/A         0.65%         1.40%
T. Rowe Price Equity Series, Inc.
     Class II shares, Blue Chip Growth Portfolio                            0.85%        0.25%        0.00%         1.10%
     Class II shares, Equity Income Portfolio                               0.85%        0.25%        0.00%         1.10%
     Class II shares, Health Sciences Portfolio                             0.95%        0.25%        0.00%         1.20%


12 For certain portfolios, certain expenses were voluntarily reimbursed and/or certain fees were waived during 2003. It is anticipated that these expense reimbursement and fee waiver arrangements will continue at least until December 31, 2004, although they may be terminated at any time. After taking into account these arrangements, annual portfolio operating expenses would have been:


                                                                                                      Net Total
                                                               Management      12b-1        Other       Annual
   Portfolio                                                      Fees          Fees      Expenses     Expenses

   Sentinel Variable Products Trust
        Balanced Fund                                             0.53%         N/A         0.29%       0.82%
        Bond Fund                                                 0.38%         N/A         0.29%       0.67%
        Common Stock Fund                                         0.45%         N/A         0.23%       0.68%
        Growth Index Fund                                         0.30%         N/A         0.31%       0.61%
        Mid Cap Growth Fund                                       0.49%         N/A         0.35%       0.84%
        Money Market Fund                                         0.25%         N/A         0.15%       0.40%
        Small Company Fund                                        0.47%         N/A         0.29%       0.76%
   Fidelity Variable Insurance Products
        Contrafund(R)Portfolio                                    0.58%         N/A         0.07%       0.65%
        Equity Income Portfolio                                   0.48%         N/A         0.08%       0.56%
        Growth Portfolio                                          0.58%         N/A         0.06%       0.64%
        Index 500 Portfolio                                       0.24%         N/A         0.04%       0.28%
        Mid Cap Portfolio                                         0.58%         N/A         0.10%       0.68%
        Overseas Bond                                             0.73%         N/A         0.13%       0.86%
   Franklin Templeton Variable Insurance Products Trust
        Class 2 shares, Franklin Small Cap Value Securities       0.55%       0.25%(14)     0.19%      0.99%(18)
   Fund
        Class 2 shares, Franklin Small Cap Fund                   0.47%       0.25%(14)     0.29%      1.01%(18)
        Class 2 shares, Franklin Foreign Securities Fund          0.65%       0.25%(14)     0.22%      1.12%(18)
        Class 2 shares, Franklin Real Estate Fund                 0.50%       0.25%(14)     0.03%      0.78%(18)
   J.P. Morgan Series Trust II
        JP Morgan International Equity                            0.60%         N/A         0.60%       1.20%



                                      -11-

   Neuberger Berman Advisers Management Trust
        S-Series Class, Fasciano Portfolio                        0.85%        0.25%        0.30%       1.40%
   Strong Mid Cap Growth Fund                                     0.75%         N/A         0.43%       1.18%
   Strong Opportunity Fund II, Inc.                               0.75%         N/A         0.34%       1.09%


13 Our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets attributable to the Policies for providing distribution and shareholder support services to some Portfolios.

14 While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's Class 2 average net assets, the Fund's
     Board of Trustees has set the current rate at 0.25% per year.

15 As a result of a reorganization of another fund into the Fund, which occurred on April 30, 2004, the Fund's Total Annual Operating Expenses have been restated to reflect current expenses.

16 The Fund has adopted a new form of administrative services and transfer agency agreements which will be effective May 1, 2004. As a result, Other
     Expenses have been restated to reflect the changes in fees under the new agreements.

17 The Fund's advisor is entitled to receive reimbursement from the Fund for fees and expenses paid for by the Fund's advisor pursuant to expense limitation commitments between the Fund's advisor and the Fund if such reimbursement does not cause the Fund to exceed its then-current expense limitations and the reimbursement is made within three years after the Fund's advisor incurred the expense.

18 The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission.




The expense information regarding the Funds was provided by those Funds. We have not independently verified this information.

For information concerning compensation paid in connection with the sale of the Policies, see "Distribution of the Policies."

              NATIONAL LIFE INSURANCE COMPANY AND THE FIXED ACCOUNT


NATIONAL LIFE INSURANCE COMPANY

National Life is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company.


THE FIXED ACCOUNT

You may allocate some or all of your Net Premiums, and transfer some or all of the Accumulated Value of your Policy to our Fixed Account. We bear the full investment risk for all amounts allocated or transferred to the Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare. These rates will not be less than 4%. The principal, after deductions, is also guaranteed.

We own the assets in the Fixed Account, and use these assets to support our insurance and annuity obligations other than those funded by separate account investments. These assets are subject to National Life's general liabilities from business operations.

We have not registered the Fixed Account with the Securities and Exchange Commission ("SEC"), and the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.


We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the 4% minimum guarantee, but we are not obligated to do so. We have no specific formula for determining specific interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on such amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our Fixed Account. We currently intend to credit interest on non-loaned Accumulated Value in the Fixed Account for Policies in Policy Year 11 and thereafter at rates which are 0.50% per annum higher than those that apply to Policies still in their first ten Policy Years. This enhancement is not guaranteed, however, except in New York and Texas. We may in our sole discretion, upon prior notice to Owners, decide not to credit the enhancement.


Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

TRANSFERS FROM THE FIXED ACCOUNT. We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive your written or telephone request at our Home Office.

                     THE VARIABLE ACCOUNT AND THE PORTFOLIOS

    THE VARIABLE ACCOUNT

The Variable Account is a separate investment account established under Vermont law to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. We own the Variable Account's assets, and we are obligated to pay all amounts we promise to pay under the Policies.

The Variable Account's assets are held separate from our other assets and are not part of our Fixed Account. Income, gains and losses, whether or not realized, from assets allocated to the Variable Account will be credited or charged against the Variable Account without regard to our other income, gains or losses. Income, gains, and losses credited to, or charged against, a subaccount reflect the subaccount's own investment performance and not the investment performance of our other assets. As a result, the portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. If the Variable Account's assets exceed the required reserves and other liabilities, we may transfer the excess to our Fixed Account.


The subaccounts of the Variable Account purchase and redeem shares of the portfolios at net asset value. Any dividend and capital gain distributions from a portfolio are reinvested at net asset value in shares of that portfolio.


If investment in one or more portfolios is no longer possible, in our judgment becomes inappropriate for the purposes of the Policy, or for any reason, in our sole discretion, we may substitute another portfolio without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premiums, or both. However, no such substitution will be made without any necessary approval of the SEC. Furthermore, we may close Subaccounts to allocations of premiums or Accumulated Value, or both, at any time in our sole discretion. Portfolios, which sell their shares to the Subaccounts under participation agreements, also may terminate these agreements and discontinue offering their shares to the Subaccounts.

We reserve the right to make other structural and operational changes affecting the Variable Account. See "Addition, Deletion, or Substitution of Investments."

THE PORTFOLIOS

The Variable Account invests in shares of certain portfolios. Each portfolio is part of a mutual fund that is registered with the SEC as an open-end management investment company.

Each portfolios' assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The following table provides certain information on each portfolio, including its fund type, and its investment adviser (and subadviser, if applicable). THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE THEIR INVESTMENT OBJECTIVE(S). You can find detailed information about the portfolios, including a description of risks and expenses, in the prospectuses for the portfolios that accompany this prospectus. You should read these prospectuses carefully and keep them for future reference.



------------------------------------------------------ -------------------------- --------------------------------- ---------------
PORTFOLIO                                               TYPE OF FUND               INVESTMENT ADVISER                SUBADVISER
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Sentinel Variable Products Trust:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Common Stock Fund                                    Large Value Equity         NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Growth Index Fund                                    Index Equity               NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Mid Cap Growth Fund                                  Mid Cap Growth Equity      NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Money Market Fund                                    Money Market               NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Small Company Fund                                   Small Blend Equity         NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Bond Fund                                            Investment-Grade Bond      NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Balanced Fund                                        Hybrid Equity and Debt     NL Capital Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
The Alger American Fund:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Growth Portfolio - Class O Shares                    Large Growth Equity        Fred Alger Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Leveraged AllCap Portfolio - Class O Shares          Growth Equity              Fred Alger Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Small Capitalization Portfolio - Class O Shares      Small Growth Equity        Fred Alger Management, Inc.       None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
American Century Variable Portfolios, Inc.:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Income & Growth Portfolio                         Large Value Equity         American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Value Portfolio                                   Mid Cap Value Equity       American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Ultra Portfolio                                   Large Growth Equity        American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Vista Portfolio                                   Mid Cap Growth Equity      American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP International Portfolio                           International Equity       American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VP Inflation Protection Portfolio                    Fixed Income               American Century Investment       None
                                                                                   Management, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Dreyfus:Variable Investment Fund
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
    Appreciation Portfolio                              Large Blend                The Dreyfus Corporation           Fayez Sarofim
                                                                                                                      & Co.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
    Developing Leaders Portfolio                        Aggressive Growth          The Dreyfus Corporation           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
    Quality Bond Portfolio                              Investment Grade Bond      The Dreyfus Corporation           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Dreyfus Socially Responsible Growth Fund, Inc.          Large Cap Growth           The Dreyfus Corporation           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Fidelity Variable Insurance Products Funds:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Equity-Income Portfolio                              Large Value Equity         Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Growth Portfolio                                     Large Growth Equity        Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   High Income Portfolio                                Below Investment Grade     Fidelity Management & Research    None
                                                        Bond                       Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Overseas Portfolio                                   International Equity       Fidelity Management & Research    FMR U.K., FMR
                                                                                   Company                           Far (18) East,
                                                                                                                     and  Fidelity
                                                                                                                     international
                                                                                                                     Investment
                                                                                                                     Advisers
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Contrafund(R)Portfolio                                Large Growth Equity        Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Index 500 Portfolio                                  Index Equity               Fidelity Management & Research    Geode Capital
                                                                                   Company                           Management, LLC
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Investment Grade Bond Portfolio                      Investment Grade Bond      Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Mid Cap Portfolio                                    Mid Cap Blend              Fidelity Management & Research    None
                                                                                   Company
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Franklin Templeton Variable Insurance Products Trust
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Mutual Shares Securities Fund        Mid Cap Value              Franklin Mutual Advisors, LLC     None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Franklin Small Cap Value             Small Cap Value            Franklin Advisory Services, LLC   None
Securities Fund
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Franklin Small Cap Fund              Small Cap Growth           Franklin Advisors, Inc.           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Templeton Foreign Securities Fund    Foreign                    Templeton Investment Counsel,     None
                                                                                   LLC
------------------------------------------------------- -------------------------- --------------------------------- ---------------



                                      -15-

------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class 2 shares, Franklin Real Estate Fund            Sector Equity              Franklin Advisors, Inc.           None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
AIM Variable Insurance Funds
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VIF-Dynamics Fund                                    Mid Cap Growth Equity      A I M Advisors, Inc.              INVESCO
                                                                                                                     Institutional
                                                                                                                     (N.A.), Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VIF-Health Sciences Fund                             Sector Equity              A I M Advisors, Inc.              INVESCO
                                                                                                                     Institutional
                                                                                                                     (N.A.), Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   VIF-Technology Fund                                  Sector Equity              A I M Advisors, Inc.              INVESCO
                                                                                                                     Institutional
                                                                                                                     (N.A.), Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
J.P. Morgan Series Trust II:
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   JP Morgan International Equity Portfolio             International Equity       J.P. Morgan Investment            None
                                                                                   Management Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   JP Morgan Small Company Portfolio                    Small Blend Equity         J.P. Morgan Investment            None
                                                                                   Management Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Neuberger Berman Advisers Management Trust
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Initial Class, Partners Portfolio                    Large Value                Neuberger Berman Management,      None
                                                                                   Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Initial Class Mid Cap Growth Portfolio               Mid Cap Growth Equity      Neuberger Berman Management,      None
                                                                                   Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   S-Series Class, Fasciano Portfolio                   Small Cap Blend            Neuberger Berman Management,      None
                                                                                   Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Initial Class, Limited Maturity Portfolio            Short-Term                 Neuberger Berman Management,      None
                                                                                   Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Scudder Variable Series II
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class B shares, Dreman High Return Equity Portfolio  Large Value                Deutsche Investment Management    Dreman Value
                                                                                   Americas Inc.                     Management, LLC
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Class B share, Dreman Small Cap Value Portfolio      Small Cap Value            Deutsche Investment Management    Dreman Value
                                                                                   Americas Inc.                     Management, LLC
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Strong Variable Insurance Funds, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   Mid Cap Growth Fund II                               Mid Cap Growth Equity      Strong Capital Management, Inc.   None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
Strong Opportunity Fund II, Inc.                        Mid Cap Blend              Strong Capital Management, Inc.   None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
T. Rowe Price Equity Series, Inc.
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   II Class shares, Equity Income Portfolio             Large Value                T. Rowe Price Associates, Inc.    None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   II Class shares, Blue Chip Growth Portfolio          Large Growth               T. Rowe Price Associates, Inc.    None
------------------------------------------------------- -------------------------- --------------------------------- ---------------
------------------------------------------------------- -------------------------- --------------------------------- ---------------
   II Class shares, Health Sciences Portfolio           Sector Equity              T. Rowe Price Associates, Inc.    None
------------------------------------------------------- -------------------------- --------------------------------- ---------------


THESE PORTFOLIOS ARE NOT AVAILABLE FOR PURCHASE DIRECTLY BY THE GENERAL PUBLIC, AND ARE NOT THE SAME AS OTHER MUTUAL FUND PORTFOLIOS WITH VERY SIMILAR OR NEARLY IDENTICAL NAMES THAT ARE SOLD DIRECTLY TO THE PUBLIC. However, the investment objectives and policies of certain portfolios are very similar to the investment objectives and policies of other portfolios that are or may be managed by the same investment adviser or manager. Nevertheless, the investment performance of the portfolios may be lower or higher than the investment performance of these other, publicly available portfolios. THERE CAN BE NO ASSURANCE, AND WE MAKE NO REPRESENTATION, THAT THE INVESTMENT PERFORMANCE OF ANY OF THE PORTFOLIOS AVAILABLE UNDER THE POLICY WILL BE COMPARABLE TO THE INVESTMENT PERFORMANCE OF ANY OTHER PORTFOLIO, EVEN IF THE OTHER PORTFOLIO HAS THE SAME INVESTMENT ADVISER OR MANAGER, THE SAME INVESTMENT OBJECTIVES AND POLICIES, AND A VERY SIMILAR NAME.


National Life may receive compensation from the investment adviser of a portfolio (or affiliates thereof) in connection with administration, distribution, or other services provided with respect to such portfolio and its availability under the Policies. The amount of this compensation is based on a percentage of the assets of the portfolio attributable to the Policies and other policies issued by National Life. These percentages differ, and some advisers (or affiliates) may pay us more than others. In 2003, the percentages ranged from 0.05% to 0.25%, and the dollar amounts received ranged from $175 to $6,488 per adviser. For more information on the compensation we receive, see "Contractual Arrangement between National Life and the Funds Investment Advisors or Distributors" in the Statement of Additional Information.

In addition, our affiliate, Equity Services, Inc., the principal underwriter for the Policies, will receive 12b-1 fees deducted from certain portfolio assets for providing distribution and shareholder support services to some of the portfolios. Because 12b-1 fees are paid out of a portfolio's assets on an ongoing basis, over time they will increase the cost of an investment in portfolio shares.


ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS

Where permitted by applicable law, we may make certain changes to the structure or operation of the Variable Account, if we feel such an action is reasonably necessary. In doing so we would comply with all applicable laws, including approval of Owners, if so required. These changes include, among others:

     1) making changes in the form of the Variable Account, if in our judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

          (i) operating the Variable Account as a management company under the 1940 Act
          (ii) deregistering the Variable Account under the 1940 Act if registration is no longer required
          (iii) combining or substituting separate accounts
          (iv) transferring the assets of the Variable Account to another separate account or to the Fixed Account
          (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act; or
          (vi) making other technical changes in the Policy to conform with any action described herein;

     2) if in our judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, substituting shares of another investment portfolio for shares of such Portfolio (the new Portfolio may have higher fees and expenses than the ones they replaced);

     3) eliminating, combining or substituting subaccounts and establish new subaccounts, if in our judgment marketing needs, tax considerations, or investment conditions so warrant (the new subaccounts may not be available in all classes of Policies);

     4) transferring assets from a subaccount to another subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

     5) modifying the provisions of the Policies to comply with applicable laws.

If the underlying Portfolio in which a subaccount invests is unaffiliated with us, and your Policy has Accumulated Value in that subaccount when it is eliminated, we will give you at least 30 days notice before the elimination, and will request that you name the subaccount or subaccounts (or the Fixed Account) to which the Accumulated Value in that subaccount should be transferred. If you do not name a new subaccount, then we will use the Money Market Subaccount. If the underlying Portfolio in which such a subaccount invests is affiliated with us, we will not eliminate such subaccount without first obtaining a substitution order from the SEC. In any case, if in the future we impose a transfer charge or establish limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

VOTING PORTFOLIO SHARES

Even though we are the legal owner of the Portfolio shares held in the Variable Account, and have the right to vote on all matters submitted to shareholders of the Portfolios, we will vote our shares only as Owners instruct, so long as such action is required by law.

Before a vote of a Portfolio's shareholders occurs, you will receive voting materials. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of Portfolio shares that corresponds to the amount of Accumulated Value you have in the subaccount investing in that Portfolio (as of a date set by the Portfolio).

If we do not receive voting instructions on time from some Owners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should Federal securities laws, regulations, or interpretations change, we may elect to vote Portfolio shares in our own right. If required by state insurance officials, or if permitted under Federal regulation, we may disregard certain voting instructions of Owners. If we ever disregard voting instructions, we will send you a summary in the next annual report to Owners advising you of the action and the reasons we took this action.

NET INVESTMENT RETURN OF THE VARIABLE ACCOUNT


The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Variable Account since the inception of the Subaccounts through December 31, 2003. The inception date of the Subaccounts originally included with the Policy is May 4, 1998, the date that the Policies were first offered; a number of new Subaccounts were added to the Policy on November 30, 2000 and December 1, 2000, as indicated in the table below.


The net investment returns reflect investment income and capital gains and losses less investment management fees and other expenses for the Portfolios and the maximum Variable Account Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges, all of which will significantly reduce the returns.


Returns are not annualized for periods under one year. Information is not included for Funds which did not become available within the Policy until 2004.


 STATEMENT OF NET INVESTMENT RETURNS



                                                                 For the year ended December 31,

                                              Subaccount
                                              Effective
                                                 Date      2003      2002     2001      2000     1999    1998
                                              ------------------------------------------------------------------
Sentinel Variable Products Trust
     Common Stock                              05/04/98     30.26%  -18.07%    -8.92%    8.81%    2.04%   1.09%
     Mid Cap Growth                            05/04/98     40.59%  -24.77%   -24.94%   -1.77%   37.57%   4.89%
     Small Company                             05/04/98     38.20%  -14.69%     4.41%   37.22%   14.88%  -4.64%
     Growth Index                              12/01/00     22.87%  -24.72%   -14.21%   -5.16%      N/A     N/A
     Balanced Portfolio                        05/04/98     22.63%  -11.06%    -7.85%    7.78%    0.00%   3.27%
     Bond Portfolio                            05/04/98      4.91%    8.12%     6.44%    8.61%   -4.17%   4.92%
     Money Market                              05/04/98     -0.15%    0.43%     2.79%    5.17%    3.97%   2.55%
Alger
     Alger American Growth Portfolio - Class   12/01/00     33.96%  -33.59%   -12.60%   -0.49%      N/A     N/A
     O Shares
     Alger American Leveraged AllCap           12/01/00     33.52%  -34.50%   -16.68%   -1.75%      N/A     N/A
     Portfolio - Class O Shares
     Alger American Small Capitalization -     12/01/00     41.07%  -26.88%   -30.14%    5.10%      N/A     N/A
     Class O Shares
American Century Variable Portfolios, Inc.
     VP Value Portfolio                        05/04/98     27.81%  -13.40%    11.82%   17.09%   -1.73%  -6.84%
     VP Income & Growth Portfolio              05/04/98     28.20%  -20.09%    -9.17%  -11.41%   16.97%   8.23%



                                      -18-

Dreyfus
     Dreyfus Socially Responsible Growth       12/01/00     24.88%  -29.58%   -23.27%   -1.25%      N/A     N/A
Fidelity: Variable Insurance Products
     Contrafund(R)Portfolio                     05/04/98     27.32%  -10.16%   -13.03%   -7.46%   23.15%  12.50%
     Equity Income Portfolio                   12/01/20     29.17%  -17.69%    -5.80%    3.36%      N/A     N/A
     Growth Portfolio                          05/04/98     31.66%  -30.73%   -18.38%  -11.77%   36.21%  19.38%
     High Income Portfolio                     05/04/98     26.13%    2.52%   -12.52%  -23.17%    7.19% -10.59%
     Index 500 Portfolio                       05/04/98     27.26%  -22.94%   -12.88%  -10.11%   19.44%   9.70%
     Investment Grade Bond Portfolio           11/30/00      4.27%    9.36%     7.50%    1.03%      N/A     N/A
     Overseas Portfolio                        11/30/00     42.09%  -20.99%   -21.87%   -0.64%      N/A     N/A
INVESCO
     VIF - Dynamics Fund                       12/01/00     36.59%  -32.51%   -31.75%    2.37%      N/A     N/A
     VIF - Health Sciences Fund                12/01/00     26.64%  -25.13%   -13.37%    3.94%      N/A     N/A
     VIF - Technology Fund                     12/01/00     43.99%  -47.32%   -46.31%   -4.82%      N/A     N/A
J.P. Morgan Series Trust II
     JP Morgan International Equity Portfolio  05/04/98     31.26%  -19.04%   -19.86%  -16.59%   35.44%  -9.91%
     JP Morgan Small Company Portfolio         05/04/98     34.76%  -22.35%    -8.85%  -12.11%   43.11% -17.05%
Neuberger Berman Advisers Management Trust
     Partners Portfolio                        05/04/98     33.88%  -24.82%    -3.69%   -0.20%    6.41%  -7.54%
Strong Variable Insurance Funds, Inc.
     Mid Cap Growth Fund                       05/04/98     33.02%  -38.10%   -31.39%  -15.60%   88.19%  15.22%
   Strong Opportunity Fund II                  05/04/98     35.78%   -27.47%    -4.56%    5.65%   33.70% -4.68%



                                   THE POLICY

         We describe our basic Policy below. There may be differences in your Policy (such as differences in fees, charges, and benefits) from the one described in this prospectus because of the requirements of the state where we issued your Policy. Please consult your Policy for its specific terms.

PURCHASING A POLICY

         To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. Premium Payments made prior to Policy issue are deposited into the Money Market Subaccount; if a Policy is issued, the Owner will earn the interest earned in the Money Market Subaccount from the date of deposit. Policies are issued after all required information is submitted and underwriting has been completed.

         The minimum amount of Basic Coverage of a Policy under our rules is $100,000.We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law.


IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT.

         To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

         What this means for you: When you open an account (i.e., purchase a Policy), we will ask for your name, address, date of birth and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.



         From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer "no" with respect to both Insureds to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a)  the 90th day from the date of the agreement;
(b)  the date that insurance takes effect under the Policy;
(c)  the date a policy, other than as applied for, is offered to you;
(d)  three days from the date we mail a notice of termination of coverage;
(e) the time you first learn that we have terminated the temporary life insurance; or
(f)  the time you withdraw the application for life insurance.

         We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

TAX FREE "SECTION 1035" EXCHANGES. You can generally exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Code. Before making an exchange, you should compare both policies carefully. Remember that if you exchange another policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy. You will pay a Premium Expense Charge on this Policy, and there will be a new surrender charge period for this Policy. Other charges might be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. You should be aware that your insurance agent will generally earn a commission if you buy this Policy through an exchange or otherwise.

OWNERSHIP AND BENEFICIARY RIGHTS. The Policy belongs to the Owner named in the application. The Owner is the Insured unless a different Owner is named in the application or thereafter changed. While the Insured is living, the Owner is entitled to exercise any of the rights stated in the Policy or otherwise granted by us. If the Insured and Owner are not the same, and the Owner dies before the Insured, these rights will vest in the estate of the Owner, unless otherwise provided. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. The principal right of the Beneficiary is the right to receive the insurance proceeds under the Policy. Changing the Owner and assigning the Policy may have tax consequences.

CANCELING A POLICY (FREE LOOK RIGHT). The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy. This free-look period ends 10 days after you receive the Policy, or any longer period provided by state law. To cancel your Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

SPECIALIZED USES OF THE POLICY. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," below).

      Also, this Policy may be used with certain tax-qualified retirement plans. The Policy includes attributes such as tax deferral on accumulated earnings. Qualified retirement plans provide their own tax-deferral benefits; the purchase of the Policy does not provide additional tax-deferral benefits beyond those provided in the qualified plan. Accordingly, if you are purchasing this Policy through a qualified plan, you should consider purchasing this Policy for its death benefit and other non-tax related benefits. Please consult a tax advisor for information specific to your circumstances to determine whether this Policy is an appropriate investment for you.

PREMIUMS

         MINIMUM INITIAL PREMIUM. No insurance will take effect until the Minimum Initial Premium is paid, and the health and other conditions of the Insureds described in the application must not have changed.

         AMOUNT AND TIMING OF PREMIUMS. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

         You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan or group billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

         You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy's Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider and have paid the required premiums).

         We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

         Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

         Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

         Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

         PREMIUM LIMITATIONS. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead be apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

         The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," below)

         Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

ALLOCATION OF NET PREMIUMS. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," below). Your allocation percentages must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period. . Please note that if you submit your Premium to your agent, we will not begin processing the Premium until we have received it from your agent's selling firm.

         We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

         The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. Please note that during extended periods of low interest rates, the yields on the Money Market Subaccount may become extremely low, and possibly even negative. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

TRANSFERS


         You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," below). Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. Please remember that a Valuation Day ends at 4:00 p.m. Eastern Time (I.E., the close of regular trading on the New York Stock Exchange). We must receive your transfer request before 4:00 p.m. Eastern Time for a transfer to be made on that Valuation Day. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see "The Fixed Account
- Transfers from Fixed Account," above.


         Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

-    transfers resulting from Policy loans
- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features
- transfers resulting from the exercise of the transfer rights described under "Other Transfer Rights," below), and
- the reallocation from the Money Market Subaccount following the free look period.

Under present law, transfers are not taxable transactions.

TELEPHONE TRANSACTION PRIVILEGE

         If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.

         We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

- requiring some form of personal identification prior to acting on instructions received by telephone
-    providing written confirmation of the transaction, and
-    making a tape recording of the instructions given by telephone.

         Telephone transfers may not always be available. Telephone systems, whether yours, ours or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your transfer request in writing.

OTHER TRANSFER RIGHTS

         TRANSFER RIGHT FOR POLICY. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

         TRANSFER RIGHT FOR CHANGE IN INVESTMENT POLICY. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.

         ADDITIONAL TRANSFER RIGHT FOR CONNECTICUT AND MARYLAND RESIDENTS. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

         We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

         DOLLAR COST AVERAGING. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office.

         PORTFOLIO REBALANCING. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

ACCUMULATED VALUE

         The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

         The Accumulated Value and Cash Surrender Value will reflect:

-    the Net Premiums you pay
-    the investment performance of the Portfolios you have chosen
- the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account
-    transfers
-    Withdrawals
-    Loans
-    Loan interest charged
-    loan repayments, and
-    charges assessed on the Policy.

         DETERMINATION OF NUMBER OF UNITS FOR THE VARIABLE ACCOUNT. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

         DETERMINATION OF UNIT VALUE. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

         NET INVESTMENT FACTOR. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying Portfolio.

         CALCULATION OF ACCUMULATED VALUE. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

         (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount's unit value on that date; plus

         (2) The value attributable to the Policy in the Fixed Account.


                                  DEATH BENEFIT

         GENERAL. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or Additional Coverage. Additional Coverage is provided by the Additional Protection Benefit Rider.

         You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

         If you or your Beneficiary do not select a Settlement Option, the proceeds are at least $10,000, and the Beneficiary is an individual, we may deposit the lump-sum payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide your Beneficiary with a checkbook within seven days to access those funds. Your Beneficiary will receive interest on the proceeds deposited in that account.

         DEATH BENEFIT OPTIONS. The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," below.

         OPTION A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:


---------------------- --------------- --------------------- --------------
    ATTAINED AGE OF                       ATTAINED AGE OF
    YOUNGER INSURED      PERCENTAGE       YOUNGER INSURED    PERCENTAGE
---------------------- --------------- --------------------- --------------
---------------------- --------------- --------------------- --------------
      40 and under     250%                      70          115%
---------------------- --------------- --------------------- --------------
---------------------- --------------- --------------------- --------------
           45          215%                    75-90         105%
---------------------- --------------- --------------------- --------------
---------------------- --------------- --------------------- --------------
           50          185%                      91          104%
---------------------- --------------- --------------------- --------------
---------------------- --------------- --------------------- --------------
           55          150%                      92          103%
---------------------- --------------- --------------------- --------------
---------------------- --------------- --------------------- --------------
           60          130%                      93          102%
---------------------- --------------- --------------------- --------------
---------------------- --------------- --------------------- --------------
           65          120%                     94+          101%
---------------------- --------------- --------------------- --------------


         For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

         ILLUSTRATION OF OPTION A -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

         UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY HAVE AN UNADJUSTED DEATH BENEFIT OF $200,000. ASSUMING THE SPECIFIED PERCENTAGE FOR A PARTICULAR POLICY FOR A PARTICULAR ATTAINED AGE OF THE YOUNGER INSURED IS 250%, THEN, BECAUSE THE UNADJUSTED DEATH BENEFIT MUST BE EQUAL TO OR GREATER THAN 2.50 TIMES THE ACCUMULATED VALUE, ANY TIME THE ACCUMULATED VALUE EXCEEDS $80,000 THE UNADJUSTED DEATH BENEFIT WILL EXCEED THE FACE AMOUNT. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. THUS, AN ACCUMULATED VALUE OF $90,000 FOR THIS POLICY AT this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

         OPTION B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy PLUS the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

         ILLUSTRATION OF OPTION B -- FOR PURPOSES OF THIS ILLUSTRATION, ASSUME THAT THE YOUNGER INSURED IS UNDER ATTAINED AGE 40 AND THERE IS NO POLICY LOAN OUTSTANDING.

         UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $200,000 WILL GENERALLY PAY AN UNADJUSTED DEATH BENEFIT OF $200,000 PLUS THE ACCUMULATED VALUE. THUS, FOR EXAMPLE, A POLICY WITH A $50,000 ACCUMULATED VALUE WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $250,000 ($200,000 PLUS $50,000). SINCE THE SPECIFIED PERCENTAGE IS 250%, THE UNADJUSTED DEATH BENEFIT WILL BE AT LEAST 2.50 TIMES THE ACCUMULATED VALUE. AS A RESULT, IF THE ACCUMULATED VALUE EXCEEDS $133,333, THE UNADJUSTED DEATH BENEFIT WILL BE GREATER THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE. EACH ADDITIONAL DOLLAR ADDED TO THE ACCUMULATED VALUE ABOVE $133,333 WILL INCREASE THE UNADJUSTED DEATH BENEFIT BY $2.50. AN ACCUMULATED VALUE OF $150,000 WILL RESULT IN AN UNADJUSTED DEATH BENEFIT OF $375,000 (2.50 X $150,000), AND AN ACCUMULATED VALUE OF $200,000 WILL YIELD AN UNADJUSTED DEATH BENEFIT OF $500,000 (2.50 X $200,000). SIMILARLY, ANY TIME THE ACCUMULATED VALUE EXCEEDS $133,333, EACH DOLLAR TAKEN OUT OF THE ACCUMULATED VALUE WILL REDUCE THE UNADJUSTED DEATH BENEFIT BY $2.50. IF AT ANY TIME, HOWEVER, THE ACCUMULATED VALUE MULTIPLIED BY THE SPECIFIED PERCENTAGE IS LESS THAN THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, THE UNADJUSTED DEATH BENEFIT WILL BE THE FACE AMOUNT PLUS THE ACCUMULATED VALUE.

         At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

         WHICH DEATH BENEFIT OPTION TO CHOOSE. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

         CHANGE IN DEATH BENEFIT OPTION. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

         On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

         On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

         If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

         A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," below)

         HOW THE DEATH BENEFIT MAY VARY. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.

         ADDITIONAL INSURANCE. We offer an optional additional protection benefit rider and an optional term insurance rider. The additional protection benefit rider provides a death benefit upon death of the second to die of the Insureds that supplements the Death Benefit under the base Policy. The death benefit under this rider may be more cost effective to you than increasing your Face Amount under the Policy. The term rider provides a death benefit upon death of the Insured to which it applies.

ABILITY TO ADJUST FACE AMOUNT

         You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," below.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

         INCREASE. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds' Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds' insurability. The increase may be either an addition of Basic Coverage or Additional Coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and Additional Coverage, the Basic Coverage is assumed to have been added first.

         On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

         An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount.

         After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and Cost of Insurance Charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment's Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

         DECREASE. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

         A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

         For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

(a)  first, the increase in Face Amount provided by the most recent increase;
(b) then, the next most recent increases, in inverse chronological order; and finally
(c)  the Initial Face Amount.

         If an increase involved the simultaneous addition of Basic Coverage, Additional Coverage and Face Amount added through the operation of the Automatic Increase Rider, a decrease in the Face Amount will reduce automatic increase first, the Additional Coverage second, and then the Basic Coverage.

PAYMENT OF POLICY BENEFITS

         You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit (by sending the checkbook referred to below, unless the Beneficiary elects to receive a National Life check) to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.


         We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until interest begins to accrue on the amount accessed by the checkbook referred to below. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law.

         If you or your Beneficiary elect to receive proceeds in a lump sum payment, unless the beneficiary requests a National Life check, we will deposit the payment into an interest bearing special account maintained by a financial institution and retained by us in our Fixed Account. In that case, we will provide you or your Beneficiary with a checkbook to access those funds from the special account. We will send the payee the checkbook within seven days of when we deposited the payment into that account, and the payee will receive any interest on the proceeds deposited in that account.

         We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.


         We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

         (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

         (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

         We also may defer the determination or payment of amounts from the Fixed Account for up to six months.


         Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day. Please remember that we must receive a transaction request before 4:00 Eastern Time to process the transaction on that Valuation Day. A Valuation Day ends at the close of regular trading on the New York Stock Exchange.

         If mandated under applicable law, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. We may be required to block an Owner's account and thereby refuse to honor any request for transfers, withdrawals, surrenders, loans or death benefits, until instructions are received from the appropriate regulator.


SETTLEMENT OPTIONS

         There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. None of these options vary with the investment performance of the Variable Account. More detailed information concerning these settlement options is available in your Policy, upon request from our Home Office, or by referring to the Statement of Additional Information. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the last Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax adviser as to the tax treatment of payments under the Settlement Options.


                                  POLICY LOANS

         GENERAL. You may at any time after the first year (and during the first year where required by law, i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the Guaranteed Death Benefit Rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

         While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. Loan proceeds will be paid within seven days of a valid loan request.

         INTEREST RATE CHARGED. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

         ALLOCATION OF LOANS AND COLLATERAL. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient.

         The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

         INTEREST CREDITED TO AMOUNTS HELD AS COLLATERAL. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.

         PREFERRED POLICY LOANS. We currently intend to make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes, which may result in adverse tax consequences.

         EFFECT OF POLICY LOAN. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

         LOAN REPAYMENTS. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.


         LAPSE WITH LOANS OUTSTANDING. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)


         TAX CONSIDERATIONS. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Federal Income Tax Considerations -Distributions Other Than Death Benefits from Modified Endowment Contracts," below.)

                           SURRENDERS AND WITHDRAWALS


         You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request deemed by us to be in good order, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request. However, in cases where you surrender your Policy within 30 days of making a premium payment by check or through a check-o-matic payment option, and we are unable to confirm that such payment has cleared, we may withhold an amount equal to such payment from your surrender proceeds until we are able to confirm that the payment item has cleared, but for no more than 30 days from our receipt of the payment item. You may avoid the possibility of this holdback by making premium payments by unconditional means, such as by certified check or wire transfer of immediately available funds.


         A surrender may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

         You may withdraw a portion of the Policy's Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the Guaranteed Death Benefit Rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.


         A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions - Withdrawal Charge" below.


         You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted.

         The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value.

         OPTION A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

         If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

         For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

         UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $30,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $300,000. ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $20,000 ($30,000 - $10,000) AFTER THE WITHDRAWAL. THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000 ($300,000 / 2.50), WHICH EXCEEDS THE ACCUMULATED VALUE AFTER THE WITHDRAWAL BY $100,000 ($120,000 - $20,000). THE LESSER OF THIS EXCESS AND THE AMOUNT OF THE WITHDRAWAL IS $10,000, THE AMOUNT OF THE WITHDRAWAL. THEREFORE, THE UNADJUSTED DEATH BENEFIT AND FACE AMOUNT WILL BE REDUCED BY $10,000 TO $290,000.

         If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

         UNDER OPTION A, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $150,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $375,000 ($150,000 X 2.50). ASSUME THAT YOU TAKE A WITHDRAWAL OF $10,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT PAID TO YOU WILL BE $9,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $140,000 ($150,000 - $10,000). THE FACE AMOUNT DIVIDED BY THE APPLICABLE PERCENTAGE IS $120,000, WHICH DOES NOT EXCEED THE ACCUMULATED VALUE AFTER THE WITHDRAWAL. THEREFORE, THE FACE AMOUNT STAYS AT $300,000 AND THE UNADJUSTED DEATH BENEFIT IS $350,000 ($140,000 X 2.50).

         OPTION B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

         If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

         UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $90,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $390,000 ($300,000 + $90,000). ASSUME YOU TAKE A WITHDRAWAL OF $20,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $19,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $70,000 ($90,000 - $20,000) AND THE UNADJUSTED DEATH BENEFIT TO $370,000 ($300,000 + $70,000). THE FACE AMOUNT IS UNCHANGED.

         If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

         UNDER OPTION B, A POLICY WITH A FACE AMOUNT OF $300,000 AND AN ACCUMULATED VALUE OF $210,000 WILL HAVE AN UNADJUSTED DEATH BENEFIT OF $525,000 ($210,000 X 2.5). ASSUME YOU TAKE A WITHDRAWAL OF $60,000. THE WITHDRAWAL CHARGE WILL BE $25 AND THE AMOUNT WE PAY YOU WILL BE $59,975. THE WITHDRAWAL WILL REDUCE THE ACCUMULATED VALUE TO $150,000 ($210,000 - $60,000), AND THE UNADJUSTED DEATH BENEFIT TO THE GREATER OF (A) THE FACE AMOUNT PLUS THE ACCUMULATED VALUE, OR $450,000 ($300,000 + $150,000) AND (B) THE UNADJUSTED DEATH BENEFIT BASED ON THE APPLICABLE PERCENTAGE OF THE ACCUMULATED VALUE, OR $375,000 ($150,000 X 2.50). THEREFORE, THE UNADJUSTED DEATH BENEFIT WILL BE $450,000. THE FACE AMOUNT IS UNCHANGED.

         Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under "Ability to Adjust Face Amount - Decrease", above.

         Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

         You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

         A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Federal Income Tax Considerations - Tax Treatment of Policy Benefits," below.)

                             LAPSE AND REINSTATEMENT

         Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse.

         In addition, an optional Guaranteed Death Benefit Rider is available. This Rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date.

         POLICY LAPSE. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the Guaranteed Death Benefit Rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions.

         The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

         REINSTATEMENT. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds' insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Guaranteed Death Benefit Rider may be reinstated.


                             CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate us for

(a)  providing the insurance and other benefits set forth in the Policy;
(b)  issuing and administering the Policy;
(c)  assuming certain mortality and other risks in connection with the Policy;
     and
(d) incurring expenses in distributing the Policy, including costs associated with printing prospectuses and sales literature and sales compensation.

         We may realize a profit from any charges. We may use these profits for any purpose, including payment of distribution expenses.

         For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see "Differences in Charges for Policies Issued in New York", below.

PREMIUM EXPENSE CHARGE

         The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax. For policies issued in North Carolina, the state premium tax is 1.90%, we nonetheless charge 2.0% to cover state premium taxes.

         The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

         The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage is shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

SURRENDER CHARGE

         We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.

         Since there is no Surrender Charge associated with Additional Coverage, taking a portion of the Policy's Face Amount as Additional Coverage, rather than Basic Coverage, would result in a lower Surrender Charge.

MONTHLY DEDUCTIONS

         We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

(a)  the Cost of Insurance Charge
(b)  the Variable Account Charge
(c)  the Monthly Administrative Charge, and
(d)  the cost of any additional benefits provided by Rider.

         The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account. The Policy will lapse if the Cash Surrender Value of the Policy as a whole is insufficient to cover the Monthly Deductions and other charges under the Policy and a Grace Period expires without a sufficient payment.


         COST OF INSURANCE CHARGE. We calculate the monthly Cost of Insurance Charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

                  NET AMOUNT AT RISK. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

                 If your Policy includes Basic Coverage, Additional Coverage and coverage added through the operation of the Automatic Increase Rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, Additional Coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges you pay.

                  GUARANTEED MAXIMUM COST OF INSURANCE RATES. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

         o        each Insured's Issue Age
         o        each Insured's sex
         o the substandard or uninsurable status of either Insured, if applicable
         o        the coverage's Duration,
         o whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
         o        the 1980 Commissioners Standard Ordinary Mortality Table.

                  CURRENT COST OF INSURANCE RATES AND HOW THEY ARE DETERMINED. The actual cost of insurance rates used ("current rates") will depend on:

         o        each Insured's Issue Age
         o        each Insured`s sex
         o        each Insured's Rate Class
         o        the coverage's Duration
         o whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
         o        our expectation of future mortality experience.

                  We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.


                  We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and Additional Coverage, separate cost of insurance rates are applied to each type of coverage.


                  RATE CLASS. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

         o        preferred nonsmoker
         o        nonsmoker
         o        preferred smoker
         o        smoker
         o        substandard, and
         o        uninsurable classes.


                  Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower Cost of Insurance Charge than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.

         The uninsurable rate class is not available in New York.


         VARIABLE ACCOUNT CHARGE.

         The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

  During the first 10 Policy Years:

      For Policies with Basic Coverage less than $1,000,00.................0.90%
      For Policies with Basic Coverage from $1,000,000 to $2,999,999.......0.80%
      For Policies with Basic Coverage of $3 million or more...............0.75%

  For years after Policy Year 10, we currently intend to reduce this charge to the following rates:

      For Policies with Basic Coverage of less than $1,000,000.............0.35%
      For Policies with Basic Coverage from $1,000,000 to $2,999,999.......0.30%
      For Policies with Basic Coverage of $3 million or more...............0.25%

         However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

         The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.


         MONTHLY ADMINISTRATIVE CHARGE. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

         After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of a decrease in Basic Coverage.

         OPTIONAL BENEFIT CHARGES. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits," below.


WITHDRAWAL CHARGE

         At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.


TRANSFER CHARGE

         Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described under "The Fixed Account - Transfers out of the Fixed Account", above. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year.

         If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

o    Policy loans
o the exercise of the transfer rights as described under "Other Transfer Rights", above
o the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and
o any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

         The transfers listed above also will not count against the twelve free transfers in any Policy Year.

PROJECTION REPORT CHARGE

         We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

OTHER CHARGES

         The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Fee Tables" in the "Summary of the Benefits and Risks of the Policy", above. More detailed information is contained in the Fund Prospectuses which accompany this Prospectus.

         We offer additional rider benefits that you may purchase with this Policy. Please see the optional riders for the costs associated with these benefits.

         We sell the Policies through registered representatives of broker-dealers. These registered representatives are also appointed and licensed as insurance agents of ours. We pay commissions to the broker-dealers for selling the Policies. You do not pay directly these commissions. We do. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policies.


DIFFERENCES IN CHARGES FOR POLICIES ISSUED IN NEW YORK

         Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

         1. The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

         2. The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

         3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy Year 10.

         4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

         5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.


                                OPTIONAL BENEFITS

You may add additional benefits to your Policy by purchasing optional Riders. Election of any of these Riders involves an additional cost. The Riders are subject to the restrictions and limitations set forth in the applicable Policy Riders. The following Riders are available under the Policy.

o        Guaranteed Death Benefit
o        Additional Protection Benefit Rider
o        Policy Split Option
o        Estate Preservation Rider
o        Term Rider
o        Continuing Coverage Rider
o        Enhanced Death Benefit Rider
o        Automatic Increase Rider

We describe three of the riders below. More information about the other riders is available from your agent and in the Statement of Additional Information.

GUARANTEED DEATH BENEFIT

         If you elect the Guaranteed Death Benefit Rider, we will guarantee that the Policy will not lapse, regardless of the Policy's investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than Riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

         To keep this Rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. The Rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the Guaranteed Death Benefit Rider will be stated in the Data section of the Policy.

         The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

         If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the Guaranteed Death Benefit Rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the Rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment.

         If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the Rider's guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

         If you wish to keep the Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

         THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS. THE LIFETIME GUARANTEE PERIOD IS NOT AVAILABLE IN NEW YORK. THE GUARANTEE PERIOD THROUGH AGE 80 IS NOT AVAILABLE IN PENNSYLVANIA.

ADDITIONAL PROTECTION BENEFIT

         The Additional Protection Benefit Rider may be used to provide a higher Face Amount by adding Additional Coverage to the Policy. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. Additional Coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

         Adding to the Face Amount of the Policy through the Additional Protection Benefit Rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no Surrender Charge, and no per $1000 Monthly Administrative Charge associated with Additional Coverage. The cost of the Rider is that a Cost of Insurance Charge is included in the Monthly Deductions for the Additional Coverage - the guaranteed cost of insurance rate applicable to the Additional Coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the Additional Coverage than for the Basic Coverage.

         THE ADDITIONAL PROTECTION BENEFIT RIDER IS NOT AVAILABLE IN NEW YORK.

AUTOMATIC INCREASE RIDER

         The Automatic Increase Rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this Rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the Automatic Increase Rider is 100% of the Face Amount of the Policy at issue.

         Increases in Face Amount effected by means of the Automatic Increase Rider will be similar to Additional Coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

         The cost of the Rider is that the Cost of Insurance Charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this Rider will be set forth in the Rider.

         An Automatic Increase Rider terminates:

         (a)   at your request
         (b)   when the younger insured reaches Attained Age 81
         c)    when the maximum total increase is reached
         (d)   on the death of the first to die of the Insureds, or
         (e)   when a requested decrease in Face Amount becomes effective.

  Termination of the Rider does not cancel previously added increases.

         This Rider is available only at issue, only if the younger Insured's Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

         The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

         In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied to survivorship life Policies is limited. In the absence of such guidance there is some uncertainty as to whether a survivorship life Policy will qualify as a life insurance contract for Federal tax purposes, particularly if you pay the full amount of premiums permitted under the Policy. Nevertheless, National Life believes it reasonable to conclude that a Policy generally should satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

         In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although there is little guidance in this area and published guidance does not address certain aspects of the policies, National Life believes that the owner of a policy should not be treated as the owner of the underlying assets. The Company reserves the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying Separate Account assets. While National Life believes that the policy does not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.


         In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS


         IN GENERAL. National Life believes that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.


         Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.

         Generally, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

         MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts" ("MECs"), with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a MEC. In general a policy will be classified as a MEC if the amount of premiums paid into the policy causes the policy to fail the "7-pay test." A policy will fail the 7-pay test if at any time in the first seven policy years, the amount paid in the policy exceeds the sum of the level premiums that would have been paid at that point under a policy that provided for paid-up future benefits after the payment of seven level annual payments.

         If there is a reduction in the benefits under the policy at any time, the 7-pay test will have to be reapplied as if the policy had originally been issued at the reduced face amount. If there is a "material change" in the policy's benefits or other terms, the policy may have to be retested as if it were a newly issued policy. A material change may occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven policy years. To prevent your policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax advisor to determine whether a policy transaction will cause the Policy to be classified as a MEC.

         DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

         (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

         (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

         (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.

         If a Policy becomes a modified endowment contract, distributions that occur during the Policy Year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

         DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

         Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

         Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

         INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

         POLICY LOANS. In general, interest paid on any loan under a Policy will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to amount distributed and will be taxed accordingly. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

         MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

         WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.

         CONTINUATION BEYOND AGE 100. The tax consequences of continuing the Policy beyond the younger Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the younger Insured's 100th year.

         POLICY SPLIT OPTION. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.

         OTHER TAX CONSIDERATIONS. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued guidance regarding split dollar insurance. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

         The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner (e.g., a grandchild) may have GST tax consequences under federal and state tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.

         SPLIT-DOLLAR ARRANGEMENTS. The IRS and the Treasury Department have recently issued guidance that substantially affects split-dollar arrangements. Consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements. Additionally, On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         TAX SHELTER REGULATIONS. Prospective owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.

         ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax.

POSSIBLE TAX LAW CHANGES

         Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

         At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.


                                  LEGAL MATTERS

         The Variable Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Variable Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature. National Life, like other life insurance companies, is involved in lawsuits, including class action lawsuits. Although we cannot predict the outcome of any litigation with certainty, National Life believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.


                          DISTRIBUTION OF THE POLICIES

         We have entered into a distribution agreement with Equity Services, Inc. ("ESI") to act as principal underwriter and for the distribution and sale of the Policies. ESI is affiliated with us. ESI sells the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers who in turn sell the Policies through their sales representatives. ESI is registered as a broker-dealer under the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of the National Association of Securities Dealers, Inc. ("NASD").

         ESI's representatives who sell the Policy are registered with the NASD and with the states in which they do business. More information about ESI and its sales representatives is available at HTTP://WWW.NASDR.COM or by calling 1-800-289-9999. You also can obtain an investor brochure from NASD Regulation describing its Public Disclosure Program.

         National Life has received approval to sell the Policies in the District of Columbia and all states except Montana and North Dakota. The Policies are offered and sold only in those states where their sale is lawful.

         Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to the Target Premium (which is a function of Basic Coverage, and is shown in Appendix B to this Prospectus) and 2% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the Target Premium, and 2% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the Target Premium for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy year 5, of 0.15% of unloaned Accumulated Value. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

         Dealers other than ESI will receive gross concessions during the first Policy Year of 85% of the premiums paid up to the Target Premium, and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, the gross dealer concession will not be more than 50% up to the Target Premium for the increase. A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. You may ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Policy.


         Additional amounts may be paid and expenses may be reimbursed based on various factors.


         From time to time we may offer specific sales incentives to selling dealers and registered representatives. These incentives may take the form of cash bonuses for reaching certain sales levels or for attaining a high ranking among registered representatives based on sales levels. These incentive programs may also include sales of National Life's or their affiliates' other products. To the extent, if any, that such bonuses are attributable to the sale of variable products, including the Policies, such bonuses will be paid through the agent's broker-dealer.

         Commissions and other incentives or payments described above are not charged directly to Policy owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy.

         The Franklin Templeton, Scudder and T. Rowe Price Funds offered in the Contracts, and the Fasciano Portfolio of Neuberger Berman Advisers Management Trust, make payments to ESI under their distribution plans in consideration of services provided and expenses incurred by ESI in distributing shares of these Funds. In each case these payments amount to 0.25% of Variable Account assets invested in the particular Fund.



         See "Distribution of the Policies" in the Statement of Additional Information for more information about compensation paid for the sale of the Policies.


                             OTHER POLICY PROVISIONS

         INCONTESTABILITY. The Policy will be incontestable after it has been in force during both Insured's lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds' lifetimes for two years from its effective date.

         Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

         MISSTATEMENT OF AGE AND SEX. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds' death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

                              FINANCIAL STATEMENTS

         The financial statements of National Life and of the relevant subaccounts of the Variable Account are included in the Statement of Additional Information. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                                       GLOSSARY


  ACCUMULATED VALUE                The sum of the Policy's values in
                                   the Variable Account and the Fixed
                                   Account.

  ADDITIONAL COVERAGE              One of the two types of
                                   coverage of which the Face Amount is
                                   comprised, which is provided by the
                                   Additional Protection Benefit Rider; the other type of coverage is Basic
                                   Coverage.

ADDITIONAL PROTECTION              A benefit that may be included in the Policy
BENEFIT RIDER                      at your option, which provides Additional
                                   Coverage.

ATTAINED AGE                       The Issue Age of the Insured plus
                                   the number of full Policy Years which
                                   have passed since the Date of Issue.

BASIC COVERAGE                     One of the two types of
                                   coverage of which the Face Amount is
                                   comprised; the other type is Additional
                                   Coverage, provided by the Additional
                                   Protection Benefit Rider.

BENEFICIARY                        The person(s) or entity(ies) designated
                                   to receive all or some of the Death
                                   Benefit on the death of the last to die
                                   of the two Insureds. You designate the
                                   Beneficiary in the application. If you
                                   subsequently change Beneficiaries, then
                                   the Beneficiary is as shown in the
                                   latest change filed with us. The
                                   interest of any Beneficiary who dies
                                   before the last to die of the two
                                   Insureds shall vest in you unless
                                   otherwise stated.

CASH SURRENDER VALUE               The Accumulated Value
                                   minus any applicable Surrender Charge,
                                   and minus any outstanding Policy loans
                                   and accrued interest on such loans.

COLLATERAL                         The portion of the Accumulated Value in
                                   the Fixed Account which secures the
                                   amount of any Policy loan.

CODE                               The Internal Revenue Code of 1986, as
                                   amended.

CUMULATIVE  GUARANTEE PREMIUM      The sum of the Monthly
                                   Guarantee Premiums in effect on each
                                   Monthly Policy Date since the Date of
                                   Issue (including the current month),
                                   plus all Withdrawals and outstanding
                                   Policy loans and accrued interest.

CUMULATIVE MINIMUM MONTHLY         The sum of the Minimum Monthly Premiums in
PREMIUM                            effect on each Monthly Policy Date since the
                                   Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

DATE OF ISSUE                      The date on which the Policy is
                                   issued, which is set forth in the
                                   Policy. It is used to determine Policy
                                   Years, Policy Months and Monthly Policy
                                   Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                      The Policy's Unadjusted Death Benefit, plus
                                   any relevant additional benefits
                                   provided by a supplementary benefit
                                   Rider, less any outstanding Policy loan
                                   and accrued interest, and less any
                                   unpaid Monthly Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                        The Initial Face Amount plus any
                                   increases in Face Amount and minus any
                                   decreases in Face Amount. The Face
                                   Amount is the sum of the Basic Coverage, the Additional Coverage and any increases resulting from the Automatic
                                   Increase Rider.

FIXED ACCOUNT                      The account which holds the
                                   assets of National Life which are
                                   available to support its insurance and
                                   annuity obligations.

GRACE PERIOD                       A 61-day period measured from the date on
                                   which we send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, you must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER     An optional Rider
                                   that will guarantee that the Policy will not lapse, either, prior to the end of the year that the younger Insured attains Age 80, or for the entire lifetimes of the Insureds, whichever you elect, regardless of investment performance, if the Cumulative Guarantee
                                   Premium has been paid as of each Monthly
                                   Policy Date.

HOME OFFICE                        National Life's Home Office at National Life
                                   Drive, Montpelier,
                                   Vermont 05604.

INITIAL FACE AMOUNT The Face Amount of the Policy on the Date of Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSUREDS The two persons upon whose lives the Policy is issued.

ISSUE AGE                          The age of an Insured at his or her
                                   birthday nearest the Date of Issue. The
                                   Issue Ages of the two Insureds are
                                   stated in the Policy.

JOINT AGE                          The age assigned to the Policy,
                                   based on characteristics of the two
                                   Insureds, used in the calculation of the Target Premium and the Surrender Charge.
                                   The Joint Age is set forth in the
                                   Policy, and is discussed in Appendix B
                                   of this Prospectus.

MINIMUM BASIC COVERAGE AMOUNT      The Minimum Basic Coverage Amount is
                                   $100,000.

MINIMUM INITIAL PREMIUM            The minimum premium required to issue a
                                   Policy. It is equal to the Minimum Monthly
                                   Premium, or if the Guaranteed Death Benefit
                                   Rider applies to the Policy, the Monthly
                                   Guarantee Premium.

MINIMUM MONTHLY PREMIUM            The monthly premium
                                   which, if paid, will guarantee that the
                                   Policy will stay in force during the first five Policy Years. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue
                                   Ages, sexes and Rate Classes of the two
                                   Insureds. This premium is stated in the
                                   Policy, and will be restated upon changes in coverage.

MONTHLY ADMINISTRATIVE CHARGE      A charge included
                                   in the Monthly Deduction, which is
                                   intended to reimburse us for ordinary
                                   administrative expenses and distribution expenses.

MONTHLY DEDUCTION                  The amount deducted from the
                                   Accumulated Value on each Monthly Policy
                                   Date. It includes the Variable Account
                                   Charge, the Monthly Administrative
                                   Charge, the Cost of Insurance Charge,
                                   and the monthly cost of any benefits
                                   provided by Riders.

MONTHLY GUARANTEE PREMIUM          The monthly premium level which will keep the
                                   Guaranteed Death Benefit Rider in force. If the Guaranteed Death Benefit Rider applies only until the younger Insured's Attained Age
                                   81, then the Monthly Guarantee Premium will be less than if you elect to have the Guaranteed Death Benefit Rider apply for the entire lifetimes of the two Insureds. If the Guaranteed Death Benefit Rider applies to a
                                   Policy, the Monthly Guarantee Premium will be stated in the Policy.

MONTHLY POLICY DATE                The day in each calendar
                                   month which is the same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly Policy Date would otherwise fall on a date other than a Valuation Day, the
                                   Monthly Policy Date will be deemed to be the next Valuation Day.

NET AMOUNT AT RISK                 The amount by which the Unadjusted Death
                                   Benefit exceeds the Accumulated Value.

NET PREMIUM                        The remainder of a premium after
                                   the deduction of the Premium Expense
                                   Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM           The premium amount
                                   which you plan to pay at the frequency
                                   selected. You may request a reminder
                                   notice and may change the amount of the
                                   Planned Periodic Premium. You are not
                                   required to pay the designated amount.

POLICY ANNIVERSARY                 The same day and month as the Date of Issue
                                   in each later year.

POLICY YEAR                        A year that starts on the Date of Issue or on
                                   a Policy Anniversary.

PREMIUM EXPENSE CHARGE             A charge deducted from
                                   each premium payment which has two
                                   parts: one to cover the cost of state
                                   and local premium taxes, and the federal
                                   DAC Tax, and the other to cover
                                   distribution expenses incurred in
                                   connection with the Policies.

RATE CLASS                         The classification of an Insured for cost of
                                   insurance purposes. The Rate Classes are:
                                   preferred nonsmoker; nonsmoker; preferred smoker;
                                   smoker; substandard and uninsurable.

RIDERS Optional benefits that you may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                   The amount deducted from the
                                   Accumulated Value of the Policy upon
                                   lapse or surrender during the first 10
                                   Policy Years or 10 years following an
                                   increase in Basic Coverage. The
                                   Surrender Charge is shown in the Policy
                                   and is discussed in Appendix B to this
                                   Prospectus.

TARGET PREMIUM                     The premium used in the
                                   determination of the amount of the
                                   Premium Expense Charge. This amount is
                                   shown in each Policy and is discussed in Appendix B to this Prospectus.

UNADJUSTED DEATH BENEFIT           Under Option A, the
                                   greater of the Face Amount or the
                                   applicable percentage of the Accumulated
                                   Value; under Option B, the greater of
                                   the Face Amount plus the Accumulated
                                   Value, or the applicable percentage of
                                   the Accumulated Value. The Death Benefit
                                   Option is selected at time of
                                   application but may be later changed.


VALUATION DAY                      Each day that the New York Stock Exchange is
                                   open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next
                                   Valuation Date. A Valuation Day ends at the close of regular trading of the New York
                                   Stock Exchange.



VALUATION                          PERIOD The time between two successive
                                   Valuation Days. Each Valuation Period
                                   includes a Valuation Day and any
                                   non-Valuation Day or consecutive
                                   non-Valuation Days immediately preceding it.

WITHDRAWAL                         A payment made at your request pursuant
                                   to the right in the Policy to withdraw a portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

  The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a UNIFORM, gross, annual rate of 0%, 6% and 12%. These gross rates of return do not include the deduction of the charges and expenses of the underlying Portfolios.

  The tables on pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 and a female age 50, each in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B, are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns AVERAGED 0%, 6% and 12% over a period of years, but fluctuated above and below those averages during individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds before reimbursement and the Variable Account Charge.

  The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly Cost of Insurance Charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.

  The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Account Charge, is 1.05%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.


  These other asset charges reflect an investment advisory fee of 0.68%, which represents a simple average of the fees incurred by the Portfolios during 2003, 0.06% for 12b-1 fees, which represents the simple average of the 12b-1 fees incurred by the Portfolios in 2003, and expenses of 0.31%, which is based on a simple average of the actual expenses incurred by the Portfolios during 2003. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges have not been adjusted take into account expense reimbursement arrangements. If the reimbursement arrangements were reflected, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be higher than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.


  The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

  The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no Riders have been purchased.

      Please note: Actual returns will fluctuate over time and likely will be both positive and negative. The actual values under the Policy could be significantly different from those shown even if actual returns averaged 0%, 6% and 12%, but fluctuated over and under those averages throughout the years shown. Depending on the timing and degree of fluctuation, the actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless the owner pays more than the stated premium.

      Illustrated values may vary based on Policy variations required by individual states.

  Upon request, we will provide a comparable illustration based upon the proposed Insureds' Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested and state of issue.

                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
      (NET ANNUAL RATE OF RETURN OF -1.85% IN THE FIRST 10 YEARS and -1.35%
                 THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
              -1.95% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)


            Premiums    Guaranteed                               Current
                       --------------------------------------  --------------------------------------
                       --------------------------------------  --------------------------------------
End of    Accumulated                   Cash                                    Cash
Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
            Interest
 YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
 ----       --------      -----        -----       -------        -----        -----       -------

  1             10,500        7,608            0   1,000,000          7,616            0   1,000,000
  2             21,525       14,952        4,952   1,000,000         14,976        4,976   1,000,000
  3             33,101       22,016       12,016   1,000,000         22,061       12,061   1,000,000
  4             45,256       28,775       18,775   1,000,000         28,849       18,849   1,000,000
  5             58,019       35,206       25,206   1,000,000         35,315       25,315   1,000,000

  6             71,420       41,280       33,113   1,000,000         41,429       33,262   1,000,000
  7             85,491       46,965       40,798   1,000,000         47,160       40,993   1,000,000
  8            100,266       52,227       48,060   1,000,000         52,765       48,598   1,000,000
  9            115,779       57,029       54,862   1,000,000         58,249       56,082   1,000,000
  10           132,068       61,323       61,156   1,000,000         63,604       63,437   1,000,000

  11           149,171       65,054       65,054   1,000,000         70,507       70,507   1,000,000
  12           167,130       68,149       68,149   1,000,000         77,268       77,268   1,000,000
  13           185,986       70,520       70,520   1,000,000         83,872       83,872   1,000,000
  14           205,786       72,047       72,047   1,000,000         90,295       90,295   1,000,000
  15           226,575       72,599       72,599   1,000,000         96,514       96,514   1,000,000

  16           248,404       72,030       72,030   1,000,000        102,500      102,500   1,000,000
  17           271,324       70,175       70,175   1,000,000        108,214      108,214   1,000,000
  18           295,390       66,858       66,858   1,000,000        113,607      113,607   1,000,000
  19           320,660       61,892       61,892   1,000,000        118,620      118,620   1,000,000
  20           347,193       55,041       55,041   1,000,000        123,179      123,179   1,000,000

  25           501,135            0            0           0        141,056      141,056   1,000,000

  30           697,608            0            0           0        127,709      127,709   1,000,000



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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



                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
       (NET ANNUAL RATE OF RETURN OF 4.04% IN THE FIRST 10 YEARS and 4.57%
                 THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
              3.93% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

              Premiums    Guaranteed                               Current
                         --------------------------------------  --------------------------------------
                         --------------------------------------  --------------------------------------
 End of     Accumulated                   Cash                                    Cash
 Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
              Interest
  YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
  ----        --------      -----        -----       -------        -----        -----       -------

    1             10,500        8,097            0   1,000,000          8,106            0   1,000,000
    2             21,525       16,394        6,394   1,000,000         16,420        6,420   1,000,000
    3             33,101       24,876       14,876   1,000,000         24,929       14,929   1,000,000
    4             45,256       33,521       23,521   1,000,000         33,610       23,610   1,000,000
    5             58,019       42,306       32,306   1,000,000         42,442       32,442   1,000,000

    6             71,420       51,202       43,035   1,000,000         51,396       43,229   1,000,000
    7             85,491       60,176       54,009   1,000,000         60,439       54,272   1,000,000
    8            100,266       69,190       65,023   1,000,000         69,832       65,665   1,000,000
    9            115,779       78,205       76,038   1,000,000         79,593       77,426   1,000,000
   10            132,068       87,167       87,000   1,000,000         89,727       89,560   1,000,000

   11            149,171       96,014       96,014   1,000,000        102,135      102,135   1,000,000
   12            167,130      104,668      104,668   1,000,000        115,069      115,069   1,000,000
   13            185,986      113,027      113,027   1,000,000        128,541      128,541   1,000,000
   14            205,786      120,962      120,962   1,000,000        142,550      142,550   1,000,000
   15            226,575      128,325      128,325   1,000,000        157,101      157,101   1,000,000

   16            248,404      134,951      134,951   1,000,000        172,190      172,190   1,000,000
   17            271,324      140,652      140,652   1,000,000        187,809      187,809   1,000,000
   18            295,390      145,226      145,226   1,000,000        203,940      203,940   1,000,000
   19            320,660      148,450      148,450   1,000,000        220,555      220,555   1,000,000
   20            347,193      150,052      150,052   1,000,000        237,617      237,617   1,000,000

   25            501,135      118,359      118,359   1,000,000        332,881      332,881   1,000,000

   30            697,608            0            0           0        430,080      430,080   1,000,000




The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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



                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION A ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
      (NET ANNUAL RATE OF RETURN OF 9.93% IN THE FIRST 10 YEARS and 10.49%
                 THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
              9.82% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

               Premiums    Guaranteed                               Current
                          --------------------------------------  --------------------------------------
                          --------------------------------------  --------------------------------------
  End of     Accumulated                   Cash                                    Cash
  Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
               Interest
   YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
   ----        --------      -----        -----       -------        -----        -----       -------

     1             10,500        8,587            0   1,000,000          8,596            0   1,000,000
     2             21,525       17,895        7,895   1,000,000         17,924        7,924   1,000,000
     3             33,101       27,972       17,972   1,000,000         28,032       18,032   1,000,000
     4             45,256       38,864       28,864   1,000,000         38,970       28,970   1,000,000
     5             58,019       50,622       40,622   1,000,000         50,790       40,790   1,000,000

     6             71,420       63,298       55,131   1,000,000         63,547       55,380   1,000,000
     7             85,491       76,947       70,780   1,000,000         77,299       71,132   1,000,000
     8            100,266       91,629       87,462   1,000,000         92,409       88,242   1,000,000
     9            115,779      107,408      105,241   1,000,000        109,017      106,850   1,000,000
    10            132,068      124,348      124,181   1,000,000        127,265      127,098   1,000,000

    11            149,171      142,517      142,517   1,000,000        149,490      149,490   1,000,000
    12            167,130      161,977      161,977   1,000,000        174,024      174,024   1,000,000
    13            185,986      182,788      182,788   1,000,000        201,102      201,102   1,000,000
    14            205,786      204,999      204,999   1,000,000        230,973      230,973   1,000,000
    15            226,575      228,665      228,665   1,000,000        263,920      263,920   1,000,000

    16            248,404      253,851      253,851   1,000,000        300,254      300,254   1,000,000
    17            271,324      280,638      280,638   1,000,000        340,315      340,315   1,000,000
    18            295,390      309,129      309,129   1,000,000        384,483      384,483   1,000,000
    19            320,660      339,463      339,463   1,000,000        433,179      433,179   1,000,000
    20            347,193      371,795      371,795   1,000,000        486,878      486,878   1,000,000

    25            501,135      571,179      571,179   1,000,000        855,502      855,502   1,000,000

    30            697,608      882,942      882,942   1,000,000      1,466,854    1,466,854   1,540,197



The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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



                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
      (NET ANNUAL RATE OF RETURN OF -1.85% IN THE FIRST 10 YEARS and -1.35%
                 THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
              -1.95% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

             Premiums    Guaranteed                               Current
                        --------------------------------------  --------------------------------------
                        --------------------------------------  --------------------------------------
 End of    Accumulated                   Cash                                    Cash
 Policy       at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
             Interest
  YEAR       PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
  ----       --------      -----        -----       -------        -----        -----       -------

   1             10,500        7,607            0   1,007,607          7,615            0   1,007,615
   2             21,525       14,949        4,949   1,014,949         14,973        4,973   1,014,973
   3             33,101       22,005       12,005   1,022,005         22,051       12,051   1,022,051
   4             45,256       28,750       18,750   1,028,750         28,825       18,825   1,028,825
   5             58,019       35,156       25,156   1,035,156         35,265       25,265   1,035,265

   6             71,420       41,191       33,024   1,041,191         41,340       33,173   1,041,340
   7             85,491       46,818       40,651   1,046,818         47,012       40,845   1,047,012
   8            100,266       51,998       47,831   1,051,998         52,551       48,384   1,052,551
   9            115,779       56,688       54,521   1,056,688         57,961       55,794   1,057,961
   10           132,068       60,835       60,668   1,060,835         63,235       63,068   1,063,235

   11           149,171       64,376       64,376   1,064,376         70,043       70,043   1,070,043
   12           167,130       67,231       67,231   1,067,231         76,696       76,696   1,076,696
   13           185,986       69,302       69,302   1,069,302         83,178       83,178   1,083,178
   14           205,786       70,461       70,461   1,070,461         89,459       89,459   1,089,459
   15           226,575       70,567       70,567   1,070,567         95,514       95,514   1,095,514

   16           248,404       69,467       69,467   1,069,467        101,308      101,308   1,101,308
   17           271,324       66,995       66,995   1,066,995        106,796      106,796   1,106,796
   18           295,390       62,978       62,978   1,062,978        111,921      111,921   1,111,921
   19           320,660       57,243       57,243   1,057,243        116,612      116,612   1,116,612
   20           347,193       49,579       49,579   1,049,579        120,783      120,783   1,120,783

   25           501,135            0            0           0        135,871      135,871   1,135,871

   30           697,608            0            0           0        114,884      114,884   1,114,884




The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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



                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
       (NET ANNUAL RATE OF RETURN OF 4.04% IN THE FIRST 10 YEARS and 4.57%
                 THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
              3.93% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)


              Premiums    Guaranteed                               Current
                         --------------------------------------  --------------------------------------
                         --------------------------------------  --------------------------------------
 End of     Accumulated                   Cash                                    Cash
 Policy        at 5%     Accumulated   Surrender      Death      Accumulated   Surrender      Death
              Interest
  YEAR        PER YEAR      VALUE        VALUE       BENEFIT        VALUE        VALUE       BENEFIT
  ----        --------      -----        -----       -------        -----        -----       -------

    1             10,500        8,097            0   1,008,097          8,105            0   1,008,105
    2             21,525       16,391        6,391   1,016,391         16,417        6,417   1,016,417
    3             33,101       24,864       14,864   1,024,864         24,917       14,917   1,024,917
    4             45,256       33,492       23,492   1,033,492         33,581       23,581   1,033,581
    5             58,019       42,246       32,246   1,042,246         42,382       32,382   1,042,382

    6             71,420       51,089       42,922   1,051,089         51,283       43,116   1,051,283
    7             85,491       59,982       53,815   1,059,982         60,244       54,077   1,060,244
    8            100,266       68,877       64,710   1,068,877         69,539       65,372   1,069,539
    9            115,779       77,721       75,554   1,077,721         79,182       77,015   1,079,182
   10            132,068       86,447       86,280   1,086,447         89,178       89,011   1,089,178

   11            149,171       94,975       94,975   1,094,975        101,417      101,417   1,101,417
   12            167,130      103,203      103,203   1,103,203        114,150      114,150   1,114,150
   13            185,986      111,003      111,003   1,111,003        127,380      127,380   1,127,380
   14            205,786      118,212      118,212   1,118,212        141,098      141,098   1,141,098
   15            226,575      124,642      124,642   1,124,642        155,298      155,298   1,155,298

   16            248,404      130,083      130,083   1,130,083        169,962      169,962   1,169,962
   17            271,324      134,301      134,301   1,134,301        185,062      185,062   1,185,062
   18            295,390      137,043      137,043   1,137,043        200,553      200,553   1,200,553
   19            320,660      138,040      138,040   1,138,040        216,377      216,377   1,216,377
   20            347,193      136,971      136,971   1,136,971        232,452      232,452   1,232,452

   25            501,135       84,229       84,229   1,084,229        319,385      319,385   1,319,385

   30            697,608            0            0           0        388,206      388,206   1,388,206




The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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




                                  NATIONAL LIFE
             SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
                  DEATH BENEFIT OPTION B ANNUAL PREMIUM $10,000


              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
      (NET ANNUAL RATE OF RETURN OF 9.93% IN THE FIRST 10 YEARS and 10.49%
                 THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
              9.82% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)


              Premiums   Guaranteed                                Current
                         --------------------------------------  --------------------------------------
                         --------------------------------------  --------------------------------------
 End of     Accumulated                  Cash                                    Cash
 Policy        at 5%     Accumulated  Surrender      Death       Accumulated   Surrender     Death
              Interest
  YEAR        PER YEAR      VALUE       VALUE       BENEFIT         VALUE        VALUE      BENEFIT
  ----        --------      -----       -----       -------         -----        -----      -------

    1             10,500       8,586            0    1,008,586          8,596           0    1,008,596
    2             21,525      17,892        7,892    1,017,892         17,920       7,920    1,017,920
    3             33,101      27,959       17,959    1,027,959         28,019      18,019    1,028,019
    4             45,256      38,830       28,830    1,038,830         38,936      28,936    1,038,936
    5             58,019      50,549       40,549    1,050,549         50,716      40,716    1,050,716

    6             71,420      63,156       54,989    1,063,156         63,404      55,237    1,063,404
    7             85,491      76,693       70,526    1,076,693         77,045      70,878    1,077,045
    8            100,266      91,203       87,036    1,091,203         92,010      87,843    1,092,010
    9            115,779     106,724      104,557    1,106,724        108,434     106,267    1,108,434
   10            132,068     123,289      123,122    1,123,289        126,452     126,285    1,126,452

   11            149,171     140,925      140,925    1,140,925        148,381     148,381    1,148,381
   12            167,130     159,638      159,638    1,159,638        172,544     172,544    1,172,544
   13            185,986     179,416      179,416    1,179,416        199,156     199,156    1,199,156
   14            205,786     200,211      200,211    1,200,211        228,438     228,438    1,228,438
   15            226,575     221,956      221,956    1,221,956        260,643     260,643    1,260,643

   16            248,404     244,558      244,558    1,244,558        296,036     296,036    1,296,036
   17            271,324     267,902      267,902    1,267,902        334,901     334,901    1,334,901
   18            295,390     291,849      291,849    1,291,849        377,536     377,536    1,377,536
   19            320,660     316,242      316,242    1,316,242        424,257     424,257    1,424,257
   20            347,193     340,866      340,866    1,340,866        475,394     475,394    1,475,394

   25            501,135     453,729      453,729    1,453,729        818,379     818,379    1,818,379

   30            697,608     481,819      481,819    1,481,819      1,338,003   1,338,003    2,338,003





The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE THROUGHOUT INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                              JOINT AGE CALCULATION

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step1:  Sex Adjustment
         Make the following adjustment to each insured's age based on sex:
                  Male:             Subtract 0
                  Female:           Subtract 5

Step2:  Tobacco Adjustment
         Take the results from Step 1 and make the following adjustment to each insured's age based on tobacco use:
                  Male Tobacco:             Add 3
                  Female Tobacco:           Add 2

Step3:  Substandard Rating Adjustment:
         Take the results from Step 2 and make the following adjustment to each insured's age based on substandard rating table:
                  Table A  (125%)     Add 2       Table F  (250%)     Add 12
                  Table B  (150%)     Add 4       Table H  (300%)     Add 14
                  Table C  (175%)     Add 6       Table J  (350%)     Add 15
                  Table D  (200%)     Add 8       Table L  (400%)     Add 16
                  Table E  (225%)     Add 10      Table P  (500%)     Add 19

         If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4:  Uninsurables:
         An adjusted age of 100 will be used for all uninsurables.

Step 5:  Age Add-on:
         Take the difference of the adjusted ages and determine the add-on from the following table:
         0                 0
         1-2               1
         3-4               2
         5-6               3
         7-9               4
         10-12             5
         13-15             6
         16-18             7
         19-23             8
         24-28             9
         29-34             10
         35-39             11
         40-44             12
         45-47             13
         48-50             14
         51-53             15
         54-56             16
         57-60             17
         61-64             18
         65-69             19
         70-75             20
         76-85             21

Step 6:  Joint Age:
         Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

                      Target Premiums and Surrender Charges
                   (Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York.

                         INITIAL                LEVEL                            INITIAL      LEVEL
  JOINT      TARGET     SURRENDER              PERIOD     JOINT      TARGET     SURRENDER     PERIOD
   AGE       PREMIUM     CHARGE              (IN YEARS)    AGE       PREMIUM     CHARGE       (IN YEARS)
   ---       -------     ------              ----------    ---       -------     ------       ----------
 15 OR LESS   2.40        2.40                    5      53          11.70        11.70       5
 16           2.50        2.50                    5      54          12.90        12.90       5
 17           2.60        2.60                    5      55          14.05        14.05       5
 18           2.65        2.65                    5      56          15.25        15.25       5
 19           2.75        2.75                    5      57          16.45        16.45       5
 20           2.80        2.80                    5      58          17.65        17.65       5
 21           2.90        2.90                    5      59          18.80        18.80       5
 22           3.00        3.00                    5      60          20.00        20.00       5
 23           3.10        3.10                    5      61          20.75        20.75       5
 24           3.20        3.20                    5      62          21.50        21.50       5
 25           3.30        3.30                    5      63          22.70        22.70       5
 26           3.35        3.35                    5      64          23.90        23.90       5
 27           3.45        3.45                    5      65          25.05        25.05       5
 28           3.60        3.60                    5      66          26.25        26.25       5
 29           3.70        3.70                    5      67          27.45        27.45       5
 30           3.80        3.80                    5      68          28.65        28.65       5
 31           3.90        3.90                    5      69          29.80        29.80       5
 32           4.00        4.00                    5      70          31.00        31.00       5
 33           4.15        4.15                    5      71          31.75        31.75       5
 34           4.30        4.30                    5      72          32.50        32.50       5
 35           4.50        4.50                    5      73          33.45        33.45       5
 36           4.70        4.70                    5      74          34.40        34.40       5
 37           4.85        4.85                    5      75          35.30        35.30       5
 38           5.05        5.05                    5      76          36.25        36.25       5
 39           5.30        5.30                    5      77          37.20        37.20       5
 40           5.50        5.50                    5      78          38.15        38.15       4
 41           5.65        5.65                    5      79          39.05        39.05       4
 42           5.80        5.80                    5      80          40.00        40.00       3
 43           6.35        6.35                    5      81          40.00        41.00       3
 44           6.85        6.85                    5      82          40.00        42.00       3
 45           7.40        7.40                    5      83          40.00        43.00       2
 46           7.90        7.90                    5      84          40.00        44.00       2
 47           8.45        8.45                    5      85          40.00        45.00       1
 48           8.95        8.95                    5      86          40.00        46.00       1
 49           9.50        9.50                    5      87          40.00        47.00       1
 50          10.00        10.00                   5      88          40.00        48.00       1
 51          10.25        10.25                   5      89          40.00        49.00       0
 52          10.50        10.50                   5      90          40.00        50.00       0


                                   APPENDIX C

                      New York Surrender Charge Information

                       SENTINEL ESTATE PROVIDER - NEW YORK
                      Target Premiums and Surrender Charges
                   (Annual rates per $1,000 of Basic Coverage)


The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.


                       Initial   Level                                      Initial    Level
            Target     Surrender Period                          Target     Surrender  Period
 Joint Age   Premium    Charge    (years)              Joint Age  Premium     Charge    (years)
--------------------------------------------           ------------------------------------------

 Up to 15         2.40      2.40     5                    53          11.70      11.70     5
    16            2.50      2.50     5                    54          12.90      12.90     5
    17            2.60      2.60     5                    55          14.05      14.05     5
    18            2.65      2.65     5                    56          15.25      15.25     4
    19            2.75      2.75     5                    57          16.45      16.31     4
    20            2.80      2.80     5                    58          17.65      16.99     4
    21            2.90      2.90     5                    59          18.80      17.36     4
    22            3.00      3.00     5                    60          20.00      18.59     3
    23            3.10      3.10     5                    61          20.75      19.50     3
    24            3.20      3.20     5                    62          21.50      19.99     3
    25            3.30      3.30     5                    63          22.70      21.06     3
    26            3.35      3.35     5                    64          23.90      21.63     3
    27            3.45      3.45     5                    65          25.05      22.89     3
    28            3.60      3.60     5                    66          26.25      23.53     3
    29            3.70      3.70     5                    67          27.45      24.96     3
    30            3.80      3.80     5                    68          28.65      25.66     3
    31            3.90      3.90     5                    69          29.80      27.25     3
    32            4.00      4.00     5                    70          31.00      28.04     3
    33            4.15      4.15     5                    71          31.75      28.84     3
    34            4.30      4.30     5                    72          32.50      29.66     3
    35            4.50      4.50     5                    73          33.45      31.60     3
    36            4.70      4.70     5                    74          34.40      32.54     3
    37            4.85      4.85     5                    75          35.30      33.50     3
    38            5.05      5.05     5                    76          36.25      34.49     3
    39            5.30      5.30     5                    77          37.20      36.80     3
    40            5.50      5.50     5                    78          38.15      37.94     3
    41            5.65      5.65     5                    79          39.05      39.13     3
    42            5.80      5.80     5                    80          40.00      40.37     3
    43            6.35      6.35     5                    81          40.00      41.00     3
    44            6.85      6.85     5                    82          40.00      42.00     3
    45            7.40      7.40     5                    83          40.00      43.00     3
    46            7.90      7.90     5                    84          40.00      44.00     3
    47            8.45      8.45     5                    85          40.00      45.00     3
    48            8.95      8.95     5                    86          40.00      46.00     2
    49            9.50      9.50     5                    87          40.00      47.00     2
    50           10.00     10.00     5                    88          40.00      48.00     2
    51           10.25     10.25     5                    89          40.00      49.00     2
    52           10.50     10.50     5                    90          40.00      50.00     2


                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS



National Life Insurance Company.............................................1
National Variable Life Insurance Account....................................1
The Portfolios..............................................................1
Premiums 1
Distribution of the Policies................................................1
Contractual Arrangements between National Life and the Funds
     Investment Advisors or Distributor ....................................2
Terms of Underlying Fund Participation Agreements...........................3
Underwriting Procedures.....................................................4
Increases in Face Amount....................................................5
Other Policy Provisions.....................................................5
Optional Benefits...........................................................8
         Policy Split Option................................................8
         Estate Preservation Rider..........................................9
         Term Rider.........................................................9
         Continuing Coverage Rider..........................................9
Enhanced Death Benefit Rider................................................10
Automated Fund Transfer Features............................................10
Policy Reports..............................................................11
Records  ...................................................................12
Legal Matters...............................................................12
Experts.....................................................................12
Financial Statements........................................................12
Financial Statements........................................................F-1

[OUTSIDE BACK COVER PAGE]

Statement of Additional Information

The Statement of Additional Information contains further information about the Policies and is incorporated by reference (legally considered to be part of this prospectus). A table of contents for the Statement of Additional Information is on the last page of this prospectus. You may request a free copy by writing to National Life Insurance Company, National Life Drive, Montpelier, Vermont 05604 or by calling 1-800-732-8939. Please contact your registered representative or National Life if you have any questions or would like to request other information about the Policies such as personalized illustrations of an Insured's Death Benefit, Cash Surrender Value and Policy Values.

The Statement of Additional Information is also available at National Life's website at www.nationallife.com. Information about the Policy (including the Statement of Additional Information) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-202-942-8090 for information on the operation of the public reference room. This information is also available on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.



























Investment Company Act of 1940 Registration File No. 811-9044

                         NATIONAL LIFE INSURANCE COMPANY

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT




 SENTINEL ESTATE PROVIDER SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                       STATEMENT OF ADDITIONAL INFORMATION









                                   OFFERED BY
                         NATIONAL LIFE INSURANCE COMPANY
                               NATIONAL LIFE DRIVE
                            MONTPELIER, VERMONT 05604





           This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the Sentinel Estate Provider Survivorship Variable Universal Life Insurance Policy ("Policy") offered by National Life Insurance Company. You may obtain a copy of the Prospectus dated May 1, 2004 by calling 1-800-732-8939, by writing to National Life Insurance Company, One National Life Drive, Montpelier, Vermont 05604, by accessing National Life's website at www.nationallife.com, or by accessing the SEC's website at http://www.sec.gov. Definitions of terms used in the current Prospectus for the Policy are incorporated in this Statement of Additional Information.



                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                   NOT A PROSPECTUS AND SHOULD BE READ ONLY IN
                CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.








                                Dated May 1, 2004

                                TABLE OF CONTENTS

                                                                           PAGE


National Life Insurance Company.............................................1
National Variable Life Insurance Account....................................1
The Portfolios..............................................................1
Premiums 1
Distribution of the Policies................................................1
Contractual Arrangements between National Life and the Funds Investment
    Advisors or Distributor ................................................2
Terms of Underlying Fund Participation Agreements...........................3
Underwriting Procedures.....................................................4
Increases in Face Amount....................................................5
Other Policy Provisions.....................................................5
Optional Benefits...........................................................8
         Policy Split Option................................................8
         Estate Preservation Rider..........................................9
         Term Rider.........................................................9
         Continuing Coverage Rider..........................................9
Enhanced Death Benefit Rider................................................10
Automated Fund Transfer Features............................................10
Policy Reports..............................................................11
Records  12
Legal Matters...............................................................12
Experts.....................................................................12
Financial Statements........................................................12
Financial Statements........................................................F-1

NATIONAL LIFE INSURANCE COMPANY

National Life Insurance Company ("National Life," "we," "our," or "us") is the insurance company that issues the VariTrak variable universal life insurance policy (the "Policy"). National Life is authorized to conduct a life insurance and annuity business in all 50 states and the District of Columbia. It was originally chartered as a mutual life insurance company in 1848. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Policies, are voting members of National Life Holding Company.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT

National Variable Life Insurance Account (the "Variable Account") was established by National Life on February 1, 1985. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other policies we currently issue, and other variable life insurance policies we may issue in the future. The Variable Account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC.

The independent public accountant for the Variable Account is PricewaterhouseCoopers LLP. This firm annually performs an audit on the financial statements of the Variable Account, and provides a report to the Board of Directors of National Life. PricewaterhouseCoopers LLP also acts as the independent public accountants for National Life.

THE PORTFOLIOS

The portfolios invested in by the Variable Account are part of mutual funds registered with the SEC as open-end investment companies. You should know that such registration does not involve supervision of the management or investment practices of the portfolios by the SEC.

PREMIUMS

CREDIT TO HOME OFFICE EMPLOYEES. We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.

DISTRIBUTION OF THE POLICIES

Equity Services, Inc. ("ESI") is responsible for distributing the Policies pursuant to a distribution agreement with us. ESI serves as principal underwriter for the Policies. ESI, a Vermont corporation and an indirect wholly owned subsidiary of National Life, is located at National Life Drive, Montpelier, Vermont 05604.

We offer the Policies to the public on a continuous basis through ESI. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

ESI offers the Policies through its sales representatives. ESI has also entered into selling agreements with other broker-dealers for sales of the Policies through their sales representatives. Sales representatives must be licensed as insurance agents and appointed by us.

We pay commissions to ESI for sales of the Policies.

Commissions paid on the Policy, as well as other incentives or payments, are not charged directly to the Policy Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Policy.

ESI received underwriting commissions in connection with the Policies in the following amounts during the periods indicated:


----------------- --------------------------- --------------------------------------------------------
Fiscal year       Aggregate Amount of         Aggregate Amount of Commissions Retained by ESI After
                  Commissions Paid to  ESI*   Payments to its Registered Persons and Other
                                              Broker-Dealers
----------------- --------------------------- --------------------------------------------------------
----------------- --------------------------- --------------------------------------------------------
2000                               $267,745                             $ 0
2001                               $347,765                             $ 0
2002                               $561,499                             $ 0
2003                               $282,322                             $ 0
----------------- --------------------------- --------------------------------------------------------

* Includes sales compensation paid to registered persons of ESI.

ESI passes through commissions it receives and does not retain any override as distributor for the Policies.

Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above, including bonuses, fringe benefits, financing arrangements, conferences, trips, prizes and awards. National Life general agents also receive override compensation on Policies sold through ESI registered representatives.

From time to time National Life, in conjunction with ESI, may conduct special sales programs.


CONTRACTUAL ARRANGEMENTS BETWEEN NATIONAL LIFE AND THE FUNDS INVESTMENT ADVISORS OR DISTRIBUTORS

We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by National Life.


National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 2003, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:




---------------------------------------------------- ---------------------- ---------------------------------
                                                                            REVENUES NATIONAL LIFE RECEIVED
                     PORTFOLIOS OF THE                    % OF ASSETS                 DURING 2003
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Alger American Fund                                          0.10%                       $ 175
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
American Century Variable Portfolios, Inc.                  0.20%(1)                     $2,033
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Dreyfus                                                      0.20%                        $ 0
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Fidelity VIP Funds                                            0.10%(2)                   $6,488
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Franklin Templeton Variable Insurance Products Trust        0.35%3                       none4
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
AIM Variable Insurance Funds                                 0.25%                       $ 502
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
J.P. Morgan Series Trust II                                  0.20%                       $ 872
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Neuberger Berman Advisers Management Trust                  0.15%(5)                       $ 423
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Scudder Variable Series II                                  0.40%(3)                     none(4)
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
Strong VIF and Opportunity Fund II                           0.20%                       $2,055
---------------------------------------------------- ---------------------- ---------------------------------
---------------------------------------------------- ---------------------- ---------------------------------
T. Rowe Price Equity Series, Inc. 0.25%6 none(4)
---------------------------------------------------- ---------------------- ---------------------------------

     (1) 0.10% on the VP Inflation Protection Portfolio.

     (2) 0.05% with respect to the Index 500 Portfolio.

     (3)Includes 0.25% payable under the Fund's 12b-1 Plan.

     (4) Did not become available within the Policy until May 1, 2004.

     (5) The Fasciano Portfolio offers only an S-Series class, which has a 0.25% 12b-1 fee which is also paid to National Life or its affiliate.

     (6) The 0.25% payment shown in the table is payable under the Fund's 12b-1 plan. In addition, the Fund's adviser will pay to National Life for administrative services an amount equal to 0.15% of the amount, if any, by which the shares held by National Life separate accounts exceed $25 million.


These arrangements may change from time to time, and may include more Funds in the future.


TERMS OF UNDERLYING FUND PARTICIPATION AGREEMENTS

The participation agreements under which the Funds sell their shares to subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

Should an agreement between National Life and a Fund terminate, the subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to subaccounts investing in Portfolios of such Fund.

Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or Net Premiums to subaccounts investing in shares of that Fund or Portfolio.

The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity contracts and variable life insurance policies or qualified retirement plans, or to certain pension or retirement plans qualifying under Section 401 of the Internal Revenue Code. As a result, there is a possibility that a material conflict may arise as a result of such "mixed and shared" investing. That is, it is possible that a material conflict could arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies, variable annuity contracts, or of certain retirement or pension plans issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund prospectuses for more information.

UNDERWRITING PROCEDURES

In most cases we will perform an evaluation of a proposed Insured's health and other mortality risk factors before issuing a Policy. This process is often referred to as "underwriting". We will request that a number of questions about the proposed Insured be answered on the application for a Policy, and we may require a telephone conference, certain medical tests, and/or a medical examination. When we have evaluated all the necessary information, we will place each of the two proposed Insureds into one of the following Rate Classes:

  -      preferred nonsmoker
  -      nonsmoker
  -      preferred smoker
  -      smoker
  -      substandard, and
         uninsurable.

  The uninsurable rate class is not available in New York.

The Rate Class into which an Insured is placed will affect both the guaranteed and the current cost of insurance rates. Smoker and substandard classes reflect higher mortality risks. In an otherwise identical Policy, an Insured in a preferred or standard class will have a lower Cost of Insurance Charge than an Insured in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers.

We may also issue Policies on a guaranteed issue basis, where no medical underwriting is required prior to issuance of a Policy. Current cost of insurance rates for Policies issued on a guaranteed issue basis may be higher than current cost of insurance rates for healthy Insureds who undergo medical underwriting.

The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

-  each Insured's Issue Age
-  each Insured's sex
-  the substandard or uninsurable status of either Insured, if applicable
-  the coverage's Duration
- whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and
-  the 1980 Commissioners Standard Ordinary Mortality Table.

  The actual cost of insurance rates used ("current rates") will depend on:

-   each Insured`s sex
-   each Insured's Rate Class
-   each Insured's Issue Age
-   the coverage's Duration
- whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and
-   our expectation of future mortality experience.

For Policies issued in states which require "unisex" policies or in conjunction with employee benefit plans, the guaranteed maximum cost of insurance rate will use the 1980 Commissioners Standard Ordinary Mortality Tables NB and SB.

INCREASES IN FACE AMOUNT

You should be aware that if you increase the Face Amount of your Policy, this will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insured may be in a different Rate Class as to the increase in insurance coverage. We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount we use the rate for the Insured's Rate Class on the Date of Issue. For each increase in Face Amount, we use the rate for the Insured's Rate Class at the time of the increase. If the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, we use the rate for the Rate Class for the Initial Face Amount for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B.

We calculate the Net Amount at Risk separately for the Initial Face Amount and increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it as part of any increases in Face Amount in the order such increases took effect.

Each increase in Face Amount will begin a new period of Surrender Charges in effect for 15 years from the date of the increase. This additional Surrender Charge is based on the Face Amount of the increase only. We describe this additional Surrender Charge in detail in the "Surrender Charge" section of the prospectus.

OTHER POLICY PROVISIONS

         INDEFINITE POLICY DURATION. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured's Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured's Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured's Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured's Attained Age 100. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.

         THE CONTRACT. The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

         OWNERSHIP. The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy's rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

         BENEFICIARY. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

         CHANGE OF OWNER AND BENEFICIARY. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request. A change of Owner may have tax consequences.

         SPLIT DOLLAR ARRANGEMENTS. You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

         For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

         The IRS has recently issued new guidance affecting Split Dollar Arrangements. Any parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

         ASSIGNMENTS. You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee. An assignment of the Policy may have tax consequences.

         SUICIDE. If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

         If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

         DIVIDENDS. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

         CORRESPONDENCE. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

         SETTLEMENT OPTIONS. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

         PAYMENT OF INTEREST ONLY. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the payee or his or her estate.

         PAYMENTS FOR A STATED TIME. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

         PAYMENTS FOR LIFE. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

         PAYMENTS OF A STATED AMOUNT. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

         LIFE ANNUITY. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

         JOINT AND TWO THIRDS ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

         50% SURVIVOR ANNUITY. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.

                                OPTIONAL BENEFITS

         The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost. Two other optional benefits, the Guaranteed Death Benefit, and the Additional Protection Benefit, are described in the prospectus.

POLICY SPLIT OPTION

         If you elect the Policy Split Option Rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This Rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and (2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

         The two new policies will have an issue date of the date of the split, and will be based on the Insureds' ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

         There is no cost for the Policy Split Option Rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the Policy Split Option.

         The tax consequences associated with the Policy Split Option are unclear. See "Tax Treatment of Policy Benefits, in the prospectus.

      THE POLICY SPLIT OPTION IS NOT AVAILABLE IN PENNSYLVANIA OR NEW YORK.

ESTATE PRESERVATION RIDER

         The Estate Preservation Rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

         The cost of the Estate Preservation Rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

         Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the Estate Preservation Rider.

         The Estate Preservation Rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

TERM RIDER

         The Term Rider allows you to add individual life term coverage on either or both of the two Insureds. The Term Rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The Term Rider coverage is renewable through age 80. The maximum amount of Term Rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term Rider will be set forth in the Rider.

         Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term Rider should be based on your specific insurance needs. Consult your sales representative for further information.

CONTINUING COVERAGE RIDER

         The Continuing Coverage Rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured's Attained Age 100 if the Policy is still in force at that time. This Rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

         On the date that the extension of coverage occurs, the Policy's Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

         The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the Continuing Coverage Rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured's Attained Age 90. At the time charges begin for this Rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

         The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

 THE CONTINUING COVERAGE RIDER IS NOT AVAILABLE IN TEXAS, MARYLAND OR NEW YORK.

ENHANCED DEATH BENEFIT RIDER

The Enhanced Death Benefit Rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The Rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:

Target Age - 4:  4%     Target Age -1:  16%               Attained Age - 97: 12%
Target Age - 3:  8%     Target Age through Age 95:  20%   Attained Age - 98:  8%
Target Age - 2:  12%    Attained Age - 96:  16%           Attained Age - 99:  4%

         The target age must be at least the later of the younger Insured's Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this Rider at any time, but if you do, you may not reinstate it.

         There is no cost for the Enhanced Death Benefit Rider. However, if the Rider's increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

         This Rider is available only at issue, and only where the younger Insured's Issue Age is 80 or less.

         THE ENHANCED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS.



AUTOMATED FUND TRANSFER FEATURES

DOLLAR COST AVERAGING

         You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

         If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.

         Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price levels as well as higher price levels.

PORTFOLIO REBALANCING

         You may elect Portfolio Rebalancing at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

         In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

         If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

         Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.



POLICY REPORTS

At least once each Policy Year, we will send you a statement describing the status of the Policy, including setting forth:

     o    the Face Amount;
     o    the current Death Benefit;
     o    any Policy loans and accrued interest;
     o    the current Accumulated Value;
     o    the non-loaned Accumulated Value in the Fixed Account;
     o    the amount held as Collateral in the Fixed Account;
     o    the value in each subaccount of the Variable Account;
     o    premiums paid since the last report;
     o    charges deducted since the last report;
     o    any Withdrawals since the last report; and
     o    the current Cash Surrender Value.

We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one subaccount of a Variable Account to another, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment
Plan).

We will send you a semi-annual report containing the financial statements of each portfolio in which your Policy has Accumulated Value, as required by the 1940 Act.


RECORDS

We will maintain all records relating to the Policy at our Home Office at National Life Drive, Montpelier, Vermont 05604.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by D. Russell Morgan, Assistant General Counsel of National Life.

EXPERTS

The Financial Statements have been included in this Statement of Additional Information, which is part of the of the registration statement in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of National Life and of the relevant Subaccounts of the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                        NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 2003 and 2002

                                                   PRICEWATERHOUSECOOPERS LLP
                                                   125 H ~ g h Street
                                                   Boston M A 02 1 10
                                                   Telephone (617) 530
                                                   5000 Facsimlle (617) 530 5001




                         Report of Independent Auditors



 To the Board of Directors and Stockholders of National
 Life lnsurance Company:


 In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of operations, comprehensive income, changes in equity, and of cash flows present fairly, in all material respects, the financial position of National Life lnsurance Company and its subsidiaries (National
 Life) at December 31, 2003 and 2002, and the results of their operations and their cash flows for the three years ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

 As discussed in note 2 to the consolidated financial statements, National Life changed its method of accounting for goodwill and certain other intangible assets in 2002. As discussed in note 3 to the consolidated financial statements, National Life changed its method of accounting for derivative instruments and securitized financial instruments in 2001.


/s/ Pricewaterhousecoopers LLP
------------------------------
Boston, Massachusetts
February 20, 2004

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
DECEMBER 31,
-------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                    2003          2002
-------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                  $   213,494   $    98,857
  Available-for-sale debt securities                                           7,281,266     6,342,950
  Available-for-sale equity securities                                           156,618       160,643
  Trading equity securities                                                       26,074        20,097
  Mortgage loans                                                               1,386,055     1,279,723
  Policy loans                                                                   721,971       737,778
  Real estate investments                                                         23,536        35,489
  Other invested assets                                                          256,987       154,536
-------------------------------------------------------------------------------------------------------
    Total cash and invested assets                                            10,066,001     8,830,073

  Deferred policy acquisition costs                                              606,144       580,144
  Accrued investment income                                                      119,292       119,038
  Premiums and fees receivable                                                    23,344        23,318
  Deferred income taxes                                                           27,928        41,091
  Amounts recoverable from reinsurers                                             84,170       370,369
  Present value of future profits of insurance acquired                           62,831        70,746
  Property and equipment, net                                                     44,230        49,183
  Federal income tax recoverable                                                    --           7,229
  Other assets                                                                   161,040       143,530
  Separate account assets                                                        659,604       493,929
-------------------------------------------------------------------------------------------------------
    Total assets                                                             $11,854,584   $10,728,650
=======================================================================================================

LIABILITIES:
  Policy benefit liabilities                                                 $ 4,511,540   $ 4,375,566
  Policyholders' accounts                                                      4,699,978     4,151,159
  Policyholders' deposits                                                         64,338        67,673
  Policy claims payable                                                           37,677        34,295
  Policyholders' dividends                                                       216,130       198,896
  Amounts payable to reinsurers                                                   20,757        17,164
  Collateral held on loaned securities                                            39,835        17,763
  Other liabilities and accrued expenses                                         184,193       127,253
  Federal income tax payable                                                       3,043          --
  Pension and other post-retirement benefit obligations                          181,092       166,462
  Debt                                                                            92,770        69,706
  Separate account liabilities                                                   659,604       493,929
-------------------------------------------------------------------------------------------------------
    Total liabilities                                                         10,710,957     9,719,866
-------------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                                 5,283         5,259

STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
  shares issued and outstanding)                                                   2,500         2,500
  Additional paid-in capital                                                      34,399         5,000
  Retained earnings                                                            1,027,683       950,081
  Accumulated other comprehensive income                                          73,762        45,944
-------------------------------------------------------------------------------------------------------
    Total stockholder's equity                                                 1,138,344     1,003,525
-------------------------------------------------------------------------------------------------------
    Total liabilities, minority interests and stockholder's equity           $11,854,584   $10,728,650
=======================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                                2003            2002           2001
-------------------------------------------------------------------------------------------------------------------
REVENUES:
  Insurance premiums                                                      $   411,226    $   392,053    $   377,596
  Policy and contract charges                                                 103,106         89,087         76,850
  Net investment income                                                       663,471        516,113        516,115
  Net realized loss                                                            (8,001)       (37,513)        (8,696)
  Change in value of trading equity securities                                  4,187         (3,669)        (2,616)
  Mutual fund commission and fee income                                        61,907         53,182         55,537
  Other income                                                                 28,998         18,812         18,358
-------------------------------------------------------------------------------------------------------------------

    Total revenues                                                          1,264,894      1,028,065      1,033,144
-------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                                              168,424        126,161        134,876
  Policy benefits                                                             329,674        339,869        312,010
  Policyholders' dividends and dividend obligations                           126,774        128,062        113,404
  Interest credited to policyholder account liabilities                       244,551        125,467        150,488
  Operating expenses                                                          179,417        163,100        153,751
  Interest expense on debt                                                      5,842          5,848          5,983
  Change in sales practice remediation provision                               (2,384)        (5,373)       (13,802)
  Restructuring charge - mainframe computer operations                           --             --            6,487
  Policy acquisition expenses and amortization of
    present value future profits, net                                         127,424        115,747         97,791
-------------------------------------------------------------------------------------------------------------------

    Total benefits and expenses                                             1,179,722        998,881        960,988
-------------------------------------------------------------------------------------------------------------------

  Income before income taxes, minority interests, and cumulative effect        85,172         29,184         72,156

  Income tax expense                                                            6,801            904         17,540
-------------------------------------------------------------------------------------------------------------------

  Income before minority interests and cumulative effect                       78,371         28,280         54,616
    Minority interests                                                            769          1,927          4,725
-------------------------------------------------------------------------------------------------------------------

INCOME BEFORE CUMULATIVE EFFECT                                                77,602         26,353         49,891
  Cumulative effect of accounting change                                         --             --           (2,052)
-------------------------------------------------------------------------------------------------------------------

NET INCOME                                                                $    77,602    $    26,353    $    47,839
===================================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------
(IN THOUSANDS)                                              2003         2002        2001
--------------------------------------------------------------------------------------------
  Net income                                            $  77,602    $  26,353    $  47,839

OTHER COMPREHENSIVE INCOME:
 Unrealized gain on available-for-sale securities, net     28,138       51,017       31,323
 Change in additional minimum pension liability, net         (320)     (14,770)        --
--------------------------------------------------------------------------------------------

Total comprehensive income                              $ 105,420    $  62,600    $  79,162
============================================================================================

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                               2003           2002          2001
----------------------------------------------------------------------------------------------------
COMMON STOCK:
  Balance at January 1 and December 31                    $     2,500    $     2,500    $     2,500
====================================================================================================

ADDITIONAL PAID-IN CAPITAL:
  Balance at January 1                                    $     5,000    $     5,000    $     5,000
  Capital Contribution                                         29,399           --             --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $    34,399    $     5,000    $     5,000
====================================================================================================

RETAINED EARNINGS:
  Balance at January 1                                    $   950,081    $   933,728    $   885,889
  Net income                                                   77,602         26,353         47,839
  Dividend to Stockholder                                        --          (10,000)          --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $ 1,027,683    $   950,081    $   933,728
====================================================================================================

ACCUMULATED OTHER COMPREHENSIVE INCOME:
  Balance at January 1                                    $    45,944    $     9,697    $   (21,626)
  Unrealized gain on available-for-sale securities, net        28,138         51,017         31,323
  Change in additional minimum pension liability, net            (320)       (14,770)          --
----------------------------------------------------------------------------------------------------

    Balance at December 31                                $    73,762    $    45,944    $     9,697
====================================================================================================

TOTAL EQUITY:
  Balance at December 31                                  $ 1,138,344    $ 1,003,525    $   950,925
====================================================================================================


   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------------------
(IN THOUSANDS)                                                               2003          2002            2001
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                              $    77,602    $    26,353    $    47,839
Adjustments to reconcile net income to net cash provided by
  operating activities:
  Change in:
    Accrued investment income                                                  (254)         2,025         (1,097)
    Policy acquisition costs                                                (52,816)       (50,400)       (39,592)
    Policy liabilities                                                      138,434        119,489         90,557
    Amendment of modco reinsurance agreement with UNUM                      286,161           --             --
    Interest credited to policyholder account liabilities                   244,551        125,467        150,488
    Policy and contract charges                                            (103,106)       (89,087)       (76,850)
    Other liabilities                                                         1,859          6,197          9,502
Provision for deferred income taxes                                          (1,726)       (11,821)         3,449
Net realized investment loss                                                  8,001         37,513          8,696
Net realized options (gain) loss                                            (68,317)       (47,374)        32,192
Amortization of present value of future profits of insurance acquired         7,225          9,492          8,448
Depreciation                                                                  5,698          5,234          2,541
Other                                                                        49,523         53,658        (66,853)
------------------------------------------------------------------------------------------------------------------
  Net cash provided by operating activities                                 592,835        186,746        169,320
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments           3,118,720      2,166,608      2,160,858
  Cost of investments acquired                                           (4,088,462)    (2,793,117)    (2,546,177)
  Acquisition of Sigma                                                         --          (14,188)          --
  Change in policy loans                                                     15,807         14,364         12,580
  Other                                                                     (13,584)          (479)       (10,629)
------------------------------------------------------------------------------------------------------------------
Net cash used by investing activities                                      (967,519)      (626,812)      (383,368)
------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits                                                   665,658        571,688        460,639
  Policyholders' withdrawals                                               (258,273)      (209,776)      (292,661)
  Net change in collateral held on loaned securities                         22,072         (5,788)        (2,380)
  Capital contribution received                                              29,399           --             --
  Dividend to stockholder                                                      --          (10,000)          --
  Issuance of surplus notes                                                  30,000           --             --
  Retirement of surplus notes                                                (7,000)        (2,426)        (1,995)
  Other                                                                       7,465         (4,041)        (9,096)
------------------------------------------------------------------------------------------------------------------
    Net cash provided by financing activities                               489,321        339,657        154,507
------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                        114,637       (100,409)       (59,541)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                          98,857        199,266        258,807
------------------------------------------------------------------------------------------------------------------
  End of year                                                           $   213,494    $    98,857    $   199,266
==================================================================================================================

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, mutual funds, and investment advisory and administrative services. The Company also maintains an inforce block of disability income insurance contracts. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont." The Company employs approximately 1,000 people, concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp (NLVF), which is the wholly-owned subsidiary of National Life Holding Company (NLHC). NLHC and its subsidiaries are collectively known as the National Life Group. See Note 13 for more information. Concurrent with the conversion to a stock life insurance company, National Life created a closed block of insurance and annuity policies (the Closed Block). See Note 12 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals, and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive benefit plans, and asset management. Insurance and annuity products are primarily distributed through 31 general agencies in major metropolitan areas, a system of marketing general agents and independent brokers throughout the United States of America. The Company has in excess of 375,000 policyholders and is licensed to do business in all 50 states and the District of Columbia through its member companies. About 29% of the Company's total collected premiums and deposits are from residents of the states of New York and California.

Through National Life Capital Management, Inc. (NLCAP) and its subsidiaries and affiliates, the Company also distributes and provides investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.7 billion of net assets represent sixteen mutual funds managed on behalf of about 196,000 individual, corporate, and institutional shareholders worldwide.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

The consolidated financial statements of the Company include the accounts of National Life; its wholly-owned insurance company, Life Insurance Company of the Southwest (LSW), NLCAP, and certain other subsidiaries and affiliates. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale debt and equity securities are reported at estimated fair value. Available-for-sale debt and equity securities that experience declines in value are regularly evaluated for other than temporary impairments. Impairment losses for declines in value of fixed maturity investments and equity securities below cost attributable to issuer-specific events are based upon all relevant facts and circumstances for each investment and are recognized as realized losses when deemed to be other than temporary. For such securities, realized losses are recorded to reduce amortized cost to fair value. For actively traded securities, fair value is generally quoted market price.

Trading equity securities are reported at estimated fair value. Realized and unrealized gains and losses on trading equity securities are included in change in value of trading equity securities.

Loan-backed securities are reported at estimated fair value. Prepayment assumptions used in the calculation of the effective yield are based on available industry sources and information provided by lenders. The retrospective adjustment methodology is used for the valuation of securities, with the amortized cost of the security adjusted in the current period for anticipated changes in future cash flows. Market values for loan-backed securities are obtained from Merrill Lynch prices through HUB Data, Inc.

Beneficial interests in securitized financial assets which experience changes in expected future cash flows are written down to fair value with the resulting change included in net realized loss.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net realized loss.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments held for investment purposes are reported at depreciated cost. Real estate acquired in satisfaction of debt is generally held for investment and is transferred to real estate at the lower of cost or estimated fair value. In establishing real estate reserves, the Company considers, among other things, the estimated fair value of the real estate compared to depreciated cost. Real estate held for sale is held at the lower of cost or estimated fair value less estimated selling costs.

Options and futures contracts are included in other invested assets and carried at estimated fair value. The estimated fair values of derivatives are based on quoted values. Changes in fair value are reflected in the statements of operations as a component of net investment income.

Investments in partnerships are included in other invested assets and accounted for using the equity method. Impairments are recorded as realized gains or losses if projected future earnings are less than the carrying value of the investment. Changes in the carrying value of limited partnerships are included in unrealized gains and losses, net of related deferred income taxes.

Investments in affordable housing tax credit limited partnerships are accounted for using the equity method, and included in other invested assets. These investments are amortized using the effective yield method within net investment income.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net realized gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in other comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, policyholder dividend obligations, and deferred income taxes.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily attributable to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance, and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Future gross margins or profits may be revised due to changes in projected investment rates, mortality assumptions, expenses, contract lapses, withdrawals and surrenders. Deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities (after deducting any related policyholder dividend obligations) through other comprehensive income, net of related deferred income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Deferred policy acquisition costs assets are regularly evaluated for recoverability from product margins or profits.

A significant assumption in projecting estimated gross profits for universal life and annuity contracts is the reinvestment interest rate. The Company assumes that the current interest rate environment does not persist, and that new investment interest rates will increase to more typical levels of 7.0% - 7.5% by 2007. If the Company had assumed the continuation of the current interest rate environment and commensurate reductions in estimated gross margins or profits, amortization of deferred policy acquisition costs would have increased by $11.0 million in 2003.

Another significant assumption is the rate of investment return on the assets held in variable product separate accounts. Gross profits for the variable life and variable annuity products in these separate accounts include charges assessed based on separate account asset levels. The Company assumes a rate of investment return (after deduction of fund fees and mortality and expense charges) of 7% in 2004 and 8% thereafter.

During 2003, the Company reviewed estimates of new business acquisition expenses eligible for deferral. As a result of the review, and in consideration of the Company's sales growth, evolution of distribution channels, and overall experience, the Company determined that certain additional expenses should be deferred. These additional expenses include fees paid to general agents for expense reimbursement, agents' benefits, and expenses associated with the Life Event Advantage distribution channel. The Company believes that deferring these additional expenses will provide a better matching of revenues and expenses and will more appropriately reflect the economic benefits of issuing new business. The impact of this change was to increase the deferred policy acquisition costs asset and decrease policy acquisition expenses by $9.2 million in 2003.

Also during 2003, the Company updated its long-term interest rate and investment return assumptions to reflect recent experience and updated expectations, with a resulting decrease to 2003 after-tax earnings of $4.4 million.

During 2002, the Company updated policy acquisition expenses assumptions for life insurance mortality to reflect differing expectations for Closed Block contracts and those contracts outside of the Closed Block. This update in assumptions reduced 2002 after tax earnings by $3.9 million. In addition, the Company revised surrender rate assumptions to reflect updated expectations by policy duration, with a resulting increase to 2002 after-tax earnings of $6.1 million.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired (PVFP) is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to the gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised. The PVFP asset is also adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related deferred income taxes. See Note 14 for additional information.

GOODWILL AND OTHER INTANGIBLE ASSETS

The Company adopted Statement of Financial Accounting Standards No. 142, GOODWILL AND OTHER INTANGIBLE ASSETS (FAS 142) effective January 1, 2002. Under FAS 142, other intangible assets having indefinite useful lives and goodwill are not amortized, but instead are tested at least annually for impairment. Intangible assets with finite useful lives are amortized over those lives.

Total goodwill was $3.8 million at December 31, 2003 and 2002 and was included in other assets. Goodwill amortization recorded in 2001 was $0.7 million and was included in operating expenses. Total other intangible assets at December 31, 2003 and 2002 were $11.5 million and were included in other assets. There were no reductions in goodwill or other intangible assets due to impairment during 2003, 2002, or 2001.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

CORPORATE OWNED LIFE INSURANCE (COLI)

The Company holds life insurance contracts on certain members of management and other key individuals. The total cash surrender value of these COLI contracts was $85.8 million and $70.7 million at December 31, 2003 and 2002, respectively, and is included in other assets. COLI income includes the net change in cash surrender value and any benefits received. COLI income (loss) was $10.0 million, $(1.8) million, and $(0.5) million in 2003, 2002, and 2001, respectively, and is included in other income.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity policies, variable life policies, and the Company's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities, which reflect separate account policyholders' interests in separate account assets, reflect the actual investment performance of the respective accounts. Minimum guarantees related to separate account policies are included in policy liabilities. Separate account results relating to policyholders' interests are excluded from revenues and expenses. Statutory required separate account investments by National Life's general account are included in other invested assets.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividend reserves are accrued in relation to gross margins, and are included in policy benefit liabilities.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method with assumptions for interest, mortality, morbidity, and voluntary terminations. In addition, disability income policy benefit liabilities include provisions for future claim administration expenses.

Policyholder account liabilities for universal life insurance and non-equity indexed investment-type annuities represent amounts that inure to the benefit of the policyholders before surrender charges. Policyholder account balances for equity indexed annuity liabilities consist of a combination of underlying host contract and embedded derivative values. The underlying host contract is primarily based on policy guarantees and its initial value is determined at the time of premium payment. Thereafter, the host contract liability increases with interest to reach the guaranteed value at projected maturity. The embedded derivative component is based on the fair value of the contract's expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, and the level and limits on contract participation in any future increases in the S&P 500 Index. See Note 3 for additional disclosure on derivatives associated with equity indexed annuities.

The guaranteed minimum interest rates for the Company's fixed interest rate annuities range from 3% to 4.5%. In 2003, the Company made application with various states to sell annuity products with a minimum guaranteed rate of 1.5%. As of December 31, 2003, no contracts had a credited rate below 3%. The guaranteed minimum interest rates for the Company's fixed interest rate universal life insurance policies range from 4% to 4.5%. These guaranteed minimum rates are before deduction for any policy administration fees or mortality charges.

Reserves are established, as appropriate, for separate account product guarantees. The most significant of these relates to a guaranteed minimum death benefit on variable annuities equal to the amount of premiums paid less prior withdrawals (regardless of investment performance). In addition, a policyholder less than seventy-six years of age may elect, at issue, to purchase an enhanced death benefit rider, which pays a benefit on death equal to the sum of the highest prior anniversary value and the net of premiums received and funds withdrawn since that date. The average age of policyholders with the enhanced death benefit rider at December 31, 2003 was 55. Coverage from this rider ceases at age eighty. Guaranteed death benefits are reduced dollar-for-dollar for partial withdrawals, which increases the risk profile of this benefit. Partial withdrawals from policies issued after November 1, 2003 will use the pro-rata method subject to state approval. Policyholder partial withdrawals to date have not been significant. Separate account product guarantee reserves are calculated as a percentage of collected mortality and expense risk and rider charges, with the current period change in reserves reflected in policyholder benefits. See
Note 16 for additional information.

POLICYHOLDERS' DIVIDENDS AND DIVIDEND OBLIGATIONS

Policyholders' dividends consist of the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary and policyholder dividend obligations arising from the Closed Block. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See Note 12 for additional information on dividend obligations within the Closed Block.

POLICYHOLDER DEPOSITS

Policyholder deposits primarily consist of death benefits held in interest-bearing accounts for life insurance contract beneficiaries.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums and surrenders from universal life and investment-type annuities are reported as increases and decreases, respectively, in policyholder account liabilities. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholder account liabilities. Policy benefits charged to expense include benefit claims in excess of related policyholder account liabilities.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

FEDERAL INCOME TAXES

As in prior years, NLHC will file a consolidated tax return for the tax year ended December 31, 2003. The income tax return will include NLHC and all members within the Company except LSW. LSW will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests represent minority partners' interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests expense within the consolidated financial statements. See Note 10 for additional information on changes in minority interests during 2002. See Note 16 for additional information pertaining to treatment of preferred stock issued in 1998 by an affiliate of NLCAP.

NOTE 3 - INVESTMENTS

AVAILABLE FOR SALE DEBT AND EQUITY SECURITIES

The amortized cost of available-for-sale (AFS) debt securities and cost for AFS equity securities and estimated fair values for both at December 31 are as follows (in thousands):

                                                                         Gross          Gross
                                                                       Unrealized      Unrealized      Estimated Fair
2003                                                     Cost            Gains          Losses              Value
----------------------------------------------------------------------------------------------------------------------
AFS debt and equity
Securities:
  U.S. government obligations                          $   18,971     $    1,234       $     --          $   20,205
  Government agencies, authorities
     and subdivisions                                      54,423          5,882             --              60,305
  Corporate:
  Communications                                          482,391         54,845              932           536,304
  Consumer & retail                                       360,492         30,816            1,164           390,144
  Financial institutions                                  928,506         74,714            5,163           998,057
  Industrial and chemicals                                238,004         23,813               80           261,737
  Other corporate                                          95,878         14,282                5           110,155
  REITS                                                   119,985          8,691             --             128,676
  Transportation                                          111,202          8,850            5,329           114,723
  Utilities                                             1,013,828         89,146            6,884         1,096,090
----------------------------------------------------------------------------------------------------------------------
Total corporate                                         3,350,286        305,157           19,557         3,635,886
Private placements                                        805,454         66,793            5,876           866,371
Mortgage-backed securities                              2,693,247         32,185           26,933         2,698,499
----------------------------------------------------------------------------------------------------------------------
  Total AFS debt securities                             6,922,381        411,251           52,366         7,281,266
Preferred stocks                                          131,514         13,237              476           144,275
Common stocks                                              10,167          2,219               43            12,343
----------------------------------------------------------------------------------------------------------------------
  Total AFS equity securities                             141,681         15,456              519           156,618
----------------------------------------------------------------------------------------------------------------------
  Total AFS debt and equity
    securities                                         $7,064,062     $  426,707       $   52,885        $7,437,884
======================================================================================================================

                                                     Gross       Gross
                                                   Unrealized  Unrealized   Estimated Fair
        2002                            Cost         Gains       Losses        Value
------------------------------------------------------------------------------------------
AFS debt and equity securities:
  U.S. government obligations        $   39,830   $    1,874   $       17   $   41,687
  Government agencies, authorities
    and subdivisions                     83,977       13,128         --         97,105
  Corporate:
    Communications                      370,031       30,545       12,058      388,518
    Consumer & retail                   370,099       29,785        7,280      392,604
    Financial institutions              746,449       71,244        7,474      810,219
    Industrial and chemicals            280,076       22,871        3,277      299,670
    Other corporate                      64,363        7,029         --         71,392
    REITS                               111,222        9,554         --        120,776
    Transportation                      130,753       11,445       11,685      130,513
    Utilities                           960,057       64,992       53,501      971,548
------------------------------------------------------------------------------------------
  Total corporate                     3,033,050      247,465       95,275    3,185,240
  Private placements                    817,801       65,289       20,405      862,685
  Mortgage-backed securities          2,082,899       73,400           66    2,156,233
------------------------------------------------------------------------------------------
    Total AFS debt securities         6,057,557      401,156      115,763    6,342,950
  Preferred stocks                      124,039       11,718          324      135,433
  Common stocks                          26,016           22          828       25,210
------------------------------------------------------------------------------------------
    Total AFS equity securities         150,055       11,740        1,152      160,643
------------------------------------------------------------------------------------------
    Total AFS debt and equity
      securities                     $6,207,612   $  412,896   $  116,915   $6,503,593
==========================================================================================



Unrealized gains and losses on available-for-sale debt and equity included as a component of securities accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                  2003          2002        2001
------------------------------------------------------------------------------------------------------------------
Net unrealized gains on available-for-sale securities                          $  77,841    $ 212,117    $ 120,331
Net unrealized gain (losses) on separate accounts                                    586         (526)        (754)
Net unrealized gain on other invested assets                                         877         --           --
Related deferred policy acquisition costs                                        (28,179)     (48,117)      (9,976)
Related present value of future profits of insurance acquired                       (687)      (7,355)      (4,787)
Related deferred income taxes                                                    (15,063)     (27,617)     (16,809)
Related policyholder dividend obligation                                          (7,237)     (77,485)     (56,682)
  Increase in net unrealized gains                                                28,138       51,017       31,323
Balance, beginning of year                                                        60,714        9,697      (21,626)
------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                           $  88,852    $  60,714    $   9,697
==================================================================================================================

                                                                                     2003         2002
------------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
  Net unrealized gains on available-for-sale securities                           $ 373,822    $ 295,981
  Net unrealized gains on separate accounts                                           2,601        2,015
  Net unrealized gain on other invested assets                                          877         --
  Related deferred policy acquisition costs                                         (87,720)     (59,541)
  Related present value of future profits of insurance acquired                     (11,480)     (10,793)
  Related deferred income taxes                                                     (47,844)     (32,781)
  Related policyholder dividend obligation                                         (141,404)    (134,167)
------------------------------------------------------------------------------------------------------------------
Balance, end of year                                                              $  88,852    $  60,714
==================================================================================================================

Net other comprehensive income related to unrealized gains and losses on available-for-sale securities for 2003, 2002, and 2001 of $28.1 million, $51.0 million, and $31.3 million is presented net of reclassifications to net income for net realized losses during the period of $(2.5) million, $(35.1) million, and $(20.4) million and net of tax and deferred acquisition cost offsets of $(1.8) million, $(24.1) million, and $(13.8) million, respectively.


The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 2003, are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.
                                                 Amortized   Estimated Fair
                                                    Cost        Value
        ---------------------------------------------------------------------
        Due in one year or less                  $  256,563   $  261,972
        Due after one year through five years     1,146,650    1,242,208
        Due after five years through ten years    1,670,746    1,819,575
        Due after ten years                       1,155,175    1,259,012
        Mortgage-backed securities                2,693,247    2,698,499
        ---------------------------------------------------------------------
          Total                                  $6,922,381   $7,281,266
        =====================================================================

Proceeds from sales of available-for-sale debt and equity securities for the years ended December 31, 2003, 2002, and 2001 were $2,373.1 million, $1,559.1 million, and $1,544.9 million, respectively. Gross realized gains on sales of available-for-sale debt securities for the years ended December 31, 2003, 2002, and 2001 were $36.1 million, $34.4 million, and $37.8 million,respectively. Gross realized losses on sales of available-for-sale debt securities for the years ended December 31, 2003, 2002, and 2001 were $31.3 million, $11.7 million, and $20.4 million, respectively. Gross realized gains on available-for-sale equity securities for the years ended December 31, 2003, 2002, and 2001 were $2.4 million, $2.1 million, and $0.2 million, respectively. Gross realized losses on available-for-sale equity securities for the years ended December 31, 2003, 2002, and 2001 were $1.1 million, $1.2 million, and $1.1 million, respectively. The following summarizes the components of net realized losses, including other than temporary impairments, by investment category for the years ended December 31 (in thousands):
                                         2003        2002         2001
--------------------------------------------------------------------------
Available-for-sale debt securities     $ (9,309)   $(18,686)   $ (8,634)
Available-for-sale equity securities      1,041     (11,275)     (1,734)
Mortgage loans                           (1,744)       (969)     (1,928)
Real estate investments                   2,550         579       7,828
Other invested assets                      (539)     (7,162)     (4,228)
--------------------------------------------------------------------------
  Total                                $ (8,001)   $(37,513)   $ (8,696)
==========================================================================

Investments' gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2003, were as follows (in thousands):

                                  Less than 12 months       12 months or more              Total
--------------------------------------------------------------------------------------------------------------
                                           Unrealized                  Unrealized                 Unrealized
Description of Securities     Fair Value     Losses      Fair Value     Losses        Fair Value    Losses
--------------------------------------------------------------------------------------------------------------
U.S. government obligations   $      100   $     --      $     --     $     --       $     100   $     --
Corporate:
  Communications                  34,125         (582)       10,365         (403)       44,490         (985)
  Consumer & retail               38,187         (624)        7,460       (1,076)       45,647       (1,700)
  Financial institutions         160,277       (5,737)       62,766       (2,856)      223,043       (8,593)
  Industrial and chemicals        27,942         (879)         --           --          27,942         (879)
  Other corporate                  5,005           (5)         --           --           5,005           (5)
  REITS                             --             --          --           --             --           --
  Transportation                  10,255       (1,272)       22,935       (4,560)       33,190       (5,832)
  Utilities                      132,449       (3,703)       54,442       (3,736)      186,891       (7,439)
--------------------------------------------------------------------------------------------------------------
Total corporate                  408,240      (12,802)      157,968      (12,631)      566,208      (25,433)
Mortgage-backed securities     1,272,095      (26,926)        2,695           (7)    1,274,790      (26,933)
--------------------------------------------------------------------------------------------------------------
  Subtotal debt securities     1,680,435      (39,728)      160,663      (12,638)    1,841,098      (52,366)
Preferred stock                    9,998           (2)        8,722         (474)       18,720         (476)
Common stock                        --           --              43          (43)           43          (43)
--------------------------------------------------------------------------------------------------------------
Total securities              $1,690,433   $  (39,730)   $  169,428   $  (13,155)   $1,859,861   $  (52,885)
==============================================================================================================

$26.9 million of the $39.7 million total unrealized losses in the less than 12 months category is in the mortgage backed securities portfolio. All of these securities were purchased in 2003 and were rated AAA at acquisition. These unrealized losses can be explained entirely by the higher level of interest rates at December 31, 2003 compared to those at the time of purchase. The $26.9 million of unrealized losses on mortgage backed securities represents 2.1% of the aggregate fair value of the $1.3 billion in mortgage backed securities with unrealized losses at December 31, 2003. Many of the positions in this category have fair values only marginally below their respective carrying values.

The majority of the $12.8 million unrealized losses on the corporate bond portfolio in the less than 12 months category are in the financial institution and utility portfolios. Many of these bonds were purchased during the low interest rate environment that occurred in the spring and early summer of 2003. All of the unrealized losses on these bonds are interest rate related, not credit related. All of the corporate bonds purchased in 2003 were investment grade at the time of purchase, and none have been subsequently downgraded to non-investment grade.

Virtually all of the unrealized losses in the 12 months or more category are due to corporate bonds. The unrealized losses are concentrated in the transportation, utility, and financial institution sectors. The unrealized losses in the transportation sector are all due to investments in airlines. All the airline bonds are secured by aircraft and the Company anticipates receiving its carrying value in each of these investments. The utility losses consist of six companies with extensive merchant power businesses. Depressed electricity markets caused these companies to report losses in 2002. Each of these companies accessed the capital markets in 2003 and has restructured its operations. Based on these facts and circumstances, the Company believes that the unrealized losses on these bonds at December 31, 2003 are temporary.

The financial institution securities in the 12 months or more unrealized losses category consist of seven positions, five of which are senior tranches in collateralized bond obligations. The five senior tranches have experienced a decline in fair value due to increasing defaults in the underlying portfolios. However, the remaining collateral value is sufficient to cover the Company's carrying value. The other two securities are in other financial institutions that reported operating losses in 2002, which temporarily reduced the fair value of their bonds. At December 31, 2003, both of these securities traded at over ninety percent of the Company's adjusted cost. The Company anticipates that this recovery in fair value will continue, and therefore any remaining unrealized losses are temporary.

While some of the corporate securities highlighted above have traded during 2003 at below eighty percent of adjusted cost, none of the securities have had fair values below 80% of adjusted cost continually since June 30, 2003. All of the above corporate bonds' fair values have increased since December 31, 2002. As a result, none of the unrealized losses highlighted above have been deemed by the Company to be other than temporary. The Company has both the intent and ability to hold these securities until full recovery or maturity.

The Company adopted EITF 99-20 RECOGNITION OF INTEREST INCOME AND IMPAIRMENT ON PURCHASED AND RETAINED BENEFICIAL INTERESTS IN SECURITIZED FINANCIAL ASSETS (EITF 99-20) effective April 1, 2001. EITF 99-20 requires that beneficial interests in securitized financial assets which experience other than temporary impairments be written down to fair value with the resulting change being included as a charge against net income. The cumulative effect of adopting EITF 99-20, net of related taxes, was $(2.1) million.

The Company periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. The Company receives cash collateral for at least 102% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $39.8 million and $17.8 million at December 31, 2003 and 2002, respectively. The fair value of the loaned securities was $38.0 million and $17.1 million at December 31, 2003 and 2002, respectively.

TRADING EQUITY SECURITIES

For the years ended December 31, 2003, 2002, and 2001 the equity securities held in the trading category recorded $0.9 million, $0.3 million, and $1.1 million of net investment income. The cost of trading securities held at December 31, 2003 and 2002 was $27.8 million and $26.7 million. respectively. The total return on these equity investments offsets the net appreciation or depreciation in value of certain defined contribution deferred compensation liabilities. The net change in the deferred compensation liabilities is included in operating expenses.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                 2003           2002
                                               -----------------------
GEOGRAPHIC REGION

New England                                       4.1%            4.7%
Middle Atlantic                                   7.8             8.8
East North Central                                9.7            10.9
West North Central                                5.9             5.9
South Atlantic                                   27.3            26.2
East South Central                                3.6             3.3
West South Central                                9.9             9.4
Mountain                                         15.1            15.2
Pacific                                          16.6            15.6
-----------------------------------------------------------------------
Total                                           100.0%          100.0%
=======================================================================

PROPERTY TYPE
Apartment                                        24.9%           24.5%
Retail                                            9.0            10.6
Office Building                                  37.0            35.7
Industrial                                       25.0            24.7
Hotel/Motel                                       2.2             2.4
Other Commercial                                  1.9             2.1
-----------------------------------------------------------------------
Total                                           100.0%          100.0%
=======================================================================

Total mortgage loans and real estate
  (in thousands)                            $1,409,591      $1,315,212
=======================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                  2003            2002
--------------------------------------------------------------------------
Unimpaired loans                              $ 1,377,854    $ 1,272,695
Impaired loans without valuation allowances            50          1,828
--------------------------------------------------------------------------
        Subtotal                                1,377,904      1,274,523
--------------------------------------------------------------------------
Impaired loans with valuation allowances           10,355          5,660
Related valuation allowances                       (2,204)          (460)
--------------------------------------------------------------------------
        Subtotal                                    8,151          5,200
--------------------------------------------------------------------------
Total                                         $ 1,386,055    $ 1,279,723
==========================================================================

                               2003               2002              2001
--------------------------------------------------------------------------
Impaired loans:
Average total investment       $8,947             $5,647           $6,361
Interest income recognized     $  930             $  584           $  340
Interest received              $  722             $  616           $  207


Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 was as follows (in thousands):

                                                                 2003           2002         2001
====================================================================================================
Additions for impaired loans charged to realized losses        $ 1,744       $   460        $    36
Changes to previously established valuation allowances               0           (76)        (2,345)
----------------------------------------------------------------------------------------------------
 Increase (decrease) in valuation allowances                     1,744           384         (2,309)
Balance, beginning of year                                         460            76          2,385
----------------------------------------------------------------------------------------------------
Balance, end of year                                           $ 2,204       $   460        $    76
====================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                2003           2002           2001
-------------------------------------------------------------------------------------
Debt securities interest                     $  439,532    $   418,305   $   399,878
Equity securities dividends                      10,189         11,546        12,541
Mortgage loan interest                          104,611        102,593        99,753
Policy loan interest                             45,502         47,216        47,821
Real estate income                                3,889          4,259        10,433
Options                                          69,880        (50,809)      (35,969)
Other investment income                           5,243         (1,336)          (33)
-------------------------------------------------------------------------------------
  Gross investment income                       678,846        531,774       534,424
  Less: investment expenses                      15,375         15,661        18,309
-------------------------------------------------------------------------------------
  Net investment income                      $  663,471    $   516,113   $   516,115
=====================================================================================

Other investment income includes the amortization of investments in affordable housing credits.

DERIVATIVES

The Company adopted Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133) effective January 1, 2001. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. Prior to adopting FAS 133, the carrying value of derivative instruments was based on amortized cost and intrinsic value. The cumulative effect of adopting FAS 133, net of related deferred acquisition costs, present value of future profits, and income tax effects was $81,000.

The Company purchases over-the-counter options and exchange-traded futures on the S&P 500 Index to hedge obligations relating to equity indexed products.

These instruments and their related equity indexed embedded derivative obligations do not qualify for hedge accounting and, therefore, changes in their fair value are included in the statements of operations.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The call options purchased are included in other invested assets and are carried at fair value. Call options written are included in other liabilities.

Equity indexed annuity contracts are included in policyholder account liabilities and consist of a combination of underlying host contract and embedded derivative values. The embedded derivative component is based on the fair value of the contracts' expected participation in future increases in the S&P 500 Index. The fair value of the embedded derivative component includes assumptions about future interest rates and interest rate structures, future costs for options used to hedge the contract obligations, projected withdrawal and surrender activity, and the level and limits on contract participation in any future increases in the S&P 500 Index. At December 31, 2003, total equity indexed annuity liabilities of $1,349.3 million were comprised of $1,053.6 million of host contract and $295.7 million of embedded derivative value. At December 31, 2002, total equity indexed annuity liabilities of $1,104.4 million were comprised of $876.8 million of host contract and $227.6 million of embedded derivative value. Policyholder account liabilities at December 31, 2003, and 2002 were $1,335.9 million and $1,130.3 million, respectively.

Results of operations for 2003, 2002 and 2001 included after-tax earnings from equity indexed annuities of $19.2 million, $16.6 million and $12.1 million, respectively. The cost of options, surrender gains and changes in assumptions favorably impacted results of operations in 2003.

Interest credited to policyholder account liabilities expense includes the interest and index related changes in the equity indexed annuity host contract and embedded derivative liabilities.

For 2001, operating net income attributable to equity indexed annuities was increased $9.2 million in accordance with the provisions of FAS 133.

The Company enters into credit default swap contracts for investment purposes. Under the terms of the credit default swap contracts, the Company assumes the default risk of a specific high credit quality issuer in exchange for a stated annual premium. In the case of default, the Company will pay the counterparty par value for a pre-determined security of the issuer. The primary risk associated with these transactions is the default risk of the underlying companies. The Company regularly assesses the financial strength of its counterparties and the underlying companies in default swap contracts. These products are not linked to specific assets or liabilities on the balance sheet or to a forecasted transaction, and therefore do not qualify for hedge accounting.

In 2001, the Company sold a three-year default swap on Mirant Corporation, a global independent power producer. In return, the Company received a fixed rate coupon of 7.39% for three years on the Steers Credit Linked Trust 2001, Series MIR-1 debt instruments. As originally issued, the principal was to be returned provided there had been no default or bankruptcy of Mirant Corporation by July 15, 2004. Mirant declared bankruptcy in July 2003. Prior to the bankruptcy, the swap contracts were marked to market with any gain or loss recognized currently. The fair value of the swap contract outstanding was $(6.4) million at December 31, 2002. An investment loss of $5.2 million and $1.2 million was recorded to recognize the decline in value of the credit default swap in 2002 and 2001, respectively. Unrealized gains of $0.5 million and $0.3 million were recorded to fair value the debt instrument at December 31, 2002 and 2001, respectively. As a result of the 2003 bankruptcy, the Company received cash of $0.4 million and 2.25% interest rate $10.0 million par bonds due 2021 from Mirant. The net carrying value of the initial investment at December 31, 2002 was essentially equal to the fair value of the settlement received, and accordingly no additional losses were recorded in 2003.

In 1999, the Company purchased a $6.0 million position in the MINCS I, LTD Floating Rate Second Priority Secured Notes due 2011. These notes are secured by a portfolio of below investment grade (high yield) bank loans. The MINCS Notes contain an embedded derivative in the form of a credit swap. The Company's potential loss under this agreement cannot exceed the $6.0 million par value. The fair value of the credit swap at December 31, 2003 and December 2002 was zero. Cumulative gain or loss on the credit swap from inception is zero.

The net notional amount of options purchased, options written, and those embedded in policy liabilities, all related to equity indexed annuity products for the current policy year is essentially zero. The notional amounts of futures and credit default swaps at December 31 were as follows (in thousands):

                                                    2003         2002
------------------------------------------------------------------------
Notional amounts:
  Futures                                         $12,332      $ 4,235
  Credit default swaps                            $ 6,000      $16,000
========================================================================

The carrying value of options, futures, and credit default swaps at December 31 were as follows (in thousands):
                                                            2003        2002
-------------------------------------------------------------------------------
Carrying values:
Options purchased (included in other invested assets)   $ 147,067    $  34,153
Options written (included in other liabilities)           (57,825)     (11,422)
Futures (included in other invested assets)                 1,510          573
Credit default swaps (included in other liabilities)          -0-       (6,400)
-------------------------------------------------------------------------------
Net carrying value                                      $  90,752    $  16,904
===============================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                           2003                              2002
-------------------------------------------------------------------------------------------------------------------
                                                 Carrying      Estimated Fair   Carrying Value    Estimated Fair
                                                  Value           Value                              Value
-------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                        $ 213,494       $  213,494        $   98,857      $    98,857
Available-for-sale debt securities               7,281,266        7,281,266         6,342,950        6,342,950
Available-for-sale equity securities               156,618         156,618            160,643          160,643
Trading equity securities                           26,074           26,074            20,097           20,097
Mortgage loans                                   1,386,055        1,532,112         1,279,723        1,453,334
Policy loans                                       721,971          726,223           737,778          706,069
Derivatives                                         90,752           90,752            16,904           16,904
Investment products                              3,990,229        4,064,029         3,494,055        3,512,929
Debt                                                92,770           98,601            69,706           68,600


For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities' estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (incluappropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy rate (including loan appropriate provisions for mortality and repayments). The estimated fair values of derivatives are based on quoted values. Investment products include flexible premium annuities, single premium deferredannuities, and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products sold after 2001, the Company generally retains no more than $1.0 million of risk on any person (excluding accidental death benefits and dividend additions). On business issued prior to 2002, the Company generally retains no more than $3.0 million of risk (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements with various reinsurers.

Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements primarily with UNUM. In February 2003, the Company executed amendments to disability income reinsurance agreements with UNUM. Under the terms of the agreements, virtually all of the existing disability income coinsurance was converted to modified coinsurance. This change resulted in $286 million in cash and reinsurance liabilities being transferred to the Company from UNUM. The Company has agreed to pay UNUM an interest rate of 7% on the reserves held by the Company. All other rights and responsibilities outlined in the reinsurance agreements between the Company and UNUM remain in force.

Other income on the statements of operations includes income of $11.6 million, $11.4 million, and $11.0 million for 2003, 2002, and 2001, respectively, related to the Company's disability income reinsurance.

Interest costs included in reinsurance agreements in place at December 31, 2003 and 2002 are either fixed rate, or vary based solely on the Company's net investment income earnings rate. As such, these contracts do not pass through credit experience related to underlying pools of assets, and therefore do not contain embedded derivatives.

Reserve transfers and interest payments under modified coinsurance agreements are included on the statements of operations as an increase in policy liabilities expense.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Total life insurance inforce as of December 31, 2003 and 2002 was $49.2 billion and $45.1 billion, respectively.

Transactions between the Closed Block (see Note 12) and non-Closed Block operations have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                         2003         2002          2001
----------------------------------------------------------------------------
Insurance premiums:
Direct                                 $ 472,873    $ 459,391    $ 441,567
Reinsurance assumed                        1,326        1,104        1,186
Reinsurance ceded                        (62,973)     (68,442)     (65,157)
----------------------------------------------------------------------------
  Total insurance premiums             $ 411,226    $ 392,053    $ 377,596
============================================================================

Increase in policy liabilities:
Direct                                 $ 180,498    $ 134,195    $ 137,315
Reinsurance ceded                        (12,074)      (8,034)      (2,439)
---------------------------------------------------------------------------
  Total increase in policy liabilities $ 168,424    $ 126,161    $ 134,876
===========================================================================

Policy benefits:
Direct                                 $ 405,077    $ 405,553    $ 375,588
Reinsurance assumed                        2,958          129           11
Reinsurance ceded                        (78,361)     (65,813)     (63,589)
---------------------------------------------------------------------------
  Total policy benefits                $ 329,674    $ 339,869    $ 312,010
===========================================================================

Policyholders' dividends:
Direct                                 $ 130,275    $ 131,682    $ 117,038
Reinsurance ceded                         (3,501)      (3,620)      (3,634)
---------------------------------------------------------------------------
  Total policyholders' dividends       $ 126,774    $ 128,062    $ 113,404
===========================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                          2003         2002         2001
----------------------------------------------------------------------------
Balance, beginning of year             $ 580,144    $ 577,861    $ 539,690
Acquisition costs deferred               139,768      114,945       90,757
Amortization during the year             (85,589)     (64,545)     (42,610)
Adjustment to equity during the year     (28,179)     (48,117)      (9,976)
----------------------------------------------------------------------------
Balance, end of year                   $ 606,144    $ 580,144    $ 577,861
============================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation ofthe expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows (in thousands):

                                                        2003                    2002                      2001
------------------------------------------------------------------------------------------------------------------------
                                                 Amount        Rate      Amount       Rate        Amount        Rate
------------------------------------------------------------------------------------------------------------------------
Current                                          $  8,527               $ 12,725                  $ 14,091
Deferred                                          (11,821)                (1,726)                    3,449
                                                 --------               --------                  --------
  Total income tax expense                       $  6,801               $    904                  $ 17,540
                                                 ========               ========                  ========
Expected income taxes                            $ 29,810     35.0%     $ 10,212      35.0%       $ 25,095       35.0%
Dividends received deduction                       (1,226)    (1.4)       (2,089)     (7.2)           (691)      (1.0)
Affordable housing tax credit                      (7,518)    (8.8)       (8,313)    (28.5)         (6,779)      (9.5)
Audit settlements                                 (10,508)   (12.3)          335       1.2              --         --
Corporate owned life insurance                     (3,879)    (4.6)          283       1.0            (159)      (0.2)
Other, net                                            122      0.1           476       1.6              74        0.1
------------------------------------------------------------------------------------------------------------------------
  Total income tax expense                       $  6,801               $    904                  $ 17,540
                                                 ========               ========                  ========
Effective federal income tax rate                              8.0%                    3.1%                       24.4%
                                                          ========                ========                    ========

The Company received $1.8 million in 2003, and paid $25.6 million and $39.3 million in federal income taxes during 2002 and 2001, respectively. Components of net deferred income tax assets at December 31 were as follows (in thousands):


                                                            2003       2002
-------------------------------------------------------------------------------
Deferred income tax assets:
  Debt and equity securities                             $   7,731  $  12,922
  Pension and other post retirement liabilities             63,141     58,186
  Policy liabilities                                       175,980    186,187
  Other liabilities and accrued expenses                    32,175     26,777
  Affordable housing tax credit carryforwards               12,993      6,799
  Other                                                      3,757      2,025
-------------------------------------------------------------------------------
    Total deferred income tax assets                       295,777    292,896
-------------------------------------------------------------------------------

Deferred income tax liabilities:
  Net unrealized gain on available-for-sale securities   $  47,844  $  32,781
  Deferred policy acquisition costs                        176,887    167,891
  Present value of future profits of insurance acquired     26,009     28,539
  Property and investments                                   8,845      8,815
    Other                                                    8,264     13,779
-------------------------------------------------------------------------------
      Total deferred income tax liabilities                267,849    251,805
-------------------------------------------------------------------------------
Total net deferred income tax assets                     $  27,928  $  41,091
===============================================================================

Management believes it is more likely than not that the Company will realize the benefit deferred tax of assets.

The Company has affordable housing tax credit carryforwards of $13.0 million that begin to expire in 2021. National Life's federal income tax returns are routinely audited by the Internal Revenue Service. The IRS has examined National Life's tax returns through 1999. In management's opinion adequatetax liabilities have been established for all open years.

Settlements between the Company and the IRS during 2003 resulted in a reduction in tax expense of $10.5 million. In 2003 the Company formally elected to participate in, and was admitted to, a settlement program with the IRS related to a transaction entered into in 1998. The settlement reduced 2003 tax expense by $6.3 million. The IRS also completed the audit of the Company's tax return for 1999. As a result of the audit settlement and other actions, the Company reduced 2003 tax expense by $4.2 million.

NOTE 7 - BENEFIT PLANS

The Company sponsors a defined benefit pension plan covering substantially all employees. The plan is administered by the Company and is non-contributory, with benefits for National Life employees hired prior to July 1, 2001, based on an employee's retirement age, years of service, and compensation near retirement. Benefits for National Life employees hired after June 30, 2001, and other Company employees are based on the amount credited to the employee's account each year, which is a factor of the employee's age, service, and compensation, increased at a specified rate of interest. This pension plan is separately funded. Plan assets are primarily bonds and common stocks held in a Company separate account and funds invested in a general account group annuity contract issued by the Company.

The Company also sponsors other pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a non-contributory defined supplemental benefit plan for certain executives and a non-contributory defined benefit plan for retired directors. These defined benefit pension plans are not separately funded.

The Company sponsors four defined benefit postretirement plans that provide medical, dental, and life insurance benefits to employees, agency staff, and agents. Substantially all employees who began service prior to July 1, 2001, and agents and agency staff employees who began service prior to June 1, 2000, may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for the Company. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. These postretirement plans are not separately funded and the Company therefore pays for plan benefits from operating cash flows. The costs of providing these benefits are recognized as they are earned by employees.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                       Pension Benefits                       Other Benefits
                                            ---------------------------------------------------------------------------
                                               2003         2002          2001        2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year     $ 197,439    $ 176,846    $ 162,691    $  28,464    $  24,064    $  21,820
  Service cost for benefits earned during
    the period                                  4,837        4,578        3,731        1,094          984          807
  Interest cost on benefit obligation          13,127       12,971       12,668        1,898        1,783        1,714
  Actuarial losses                             13,655       14,379       10,155        5,656        3,189        1,323
  Increase (decrease) in benefits due to
    plan amendments                              --          1,085         --         (3,407)        --           --
  Benefits paid                               (11,113)     (12,420)     (12,399)      (1,794)      (1,556)      (1,600)
-----------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year           $ 217,945    $ 197,439    $ 176,846    $  31,911    $  28,464    $  24,064
=======================================================================================================================
CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year            $  79,743    $  89,928    $ 106,982
    Actual income (loss) on plan assets        13,733       (4,613)     (11,474)
    Benefits paid                              (5,692)      (5,572)      (5,580)
--------------------------------------------------------------------------------
  Plan assets, end of year                  $  87,784    $  79,743    $  89,928
================================================================================

                                                          Pension Benefits                        Other Benefits
                                                -------------------------------------------------------------------------
                                                   2003        2002          2001          2003        2002         2001
-------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Funded plans:
-------------------------------------------------------------------------------------------------------------------------
  Benefit obligation                            $ 131,497    $ 117,064    $  97,956         --           --          --
  Plan assets                                     (87,784)     (79,743)     (89,928)        --           --          --
  Benefit obligation greater than plan assets      43,713       37,321        8,028
  Benefit obligation - other plans                 86,448       80,375       78,890    $  31,911    $  28,464   $  24,064
  Unrecognized actuarial (losses) gains           (38,326)     (33,691)      (7,600)      (3,132)       2,524       6,114
  Unrecognized prior service (costs) benefits        (979)      (1,085)        --          4,417        1,285       1,560
  Accrued benefit cost at September 30             90,856       82,920       79,318       33,196       32,273      31,738
  Payments subsequent to measurement
    date                                           (1,461)      (1,602)      (1,712)        --           --          --
-------------------------------------------------------------------------------------------------------------------------
  Accrued benefit cost at December 31           $  89,395    $  81,318    $  77,606       33,196    $  32,273   $  31,738
==========================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):


                                                        Pension Benefits                       Other Benefits
                                                 ---------------------------------------------------------------------
                                                   2003       2002       2001           2003        2002       2001
----------------------------------------------------------------------------------------------------------------------
Service cost for benefits earned during the
 period                                          $  4,837    $  4,578    $  3,731    $  1,094    $    984    $    807
Interest cost on benefit obligation                13,127      12,971      12,668       1,898       1,783       1,714
Expected (income) on plan assets                   (6,152)     (7,407)     (9,377)       --          --          --
Net amortization of unrecognized losses
 (gains)                                            1,439         308      (1,974)       --          (401)       (700)
Amortization of prior service costs (benefits)
 and plan amendments                                  106        --          --          (275)       (275)       (275)
----------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in
 operating expenses)                             $ 13,357    $ 10,450    $  5,048    $  2,717    $  2,091    $  1,546
======================================================================================================================

The total accumulated benefit obligation (ABO) for those defined benefit pension plans that were not separately funded was $83.0 million and $77.0 million at December 31, 2003 and 2002, respectively. The total ABO for the separately funded defined benefit pension plans was $117.8 million and $104.9 million at December 31, 2003 and 2002, respectively.

          The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                           Pension Benefits                                 Other Benefits
                                    --------------------------------------------------------------------------------
                                        2003             2002          2001          2003        2002         2001
--------------------------------------------------------------------------------------------------------------------
Discount rate                           6.25%            6.75%          7.5%         6.25%       6.75%         7.5%
Rate of increase in future
  compensation levels                3.0% - 6.5%     3.0% - 10.0%   3.0% - 10.0%
Expected long term return on plan
  assets                                 8.0%             8.0%          8.5%


Additional minimum pension liabilities at December 31, 2003 and 2002, were $23.2 million and $22.7 million, respectively, for pension benefits where the excess of the ABO liability over the plan assets exceeded the accrued benefit cost. There was no minimum funding obligation at December 31, 2001. These liabilities are included, net of income tax effects of $8.1 million and $7.9 million, as a component of accumulated other comprehensive income in 2003 and 2002, respectively.

The projected health care cost trend rate (HCCTR) in 2004 for the pre-65 population was eliminated due to a plan amendment and for the post-65 population was 10%. These projected rates decline linearly to 5% in 2008 and remain level thereafter. Increasing the assumed HCCTR by one percentage point in each year would increase the accumulated postretirement benefit obligation (APBO) by about $2.8 million and increase the 2003 service and interest cost components of net periodic postretirement benefit cost by about $1.2 million. Decreasing the assumed HCCTR by one percentage point in each year would reduce the APBO by about $2.4 million and the 2003 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. The Company uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

The Company modified its pension plans for active employees during 2002 to increase certain death benefit provisions for those plan participants who were not currently receiving benefit payments, and to reflect changes in pension regulations. These changes generated prior service costs of $1.1 million which will be amortized over the participants' average remaining service periods.

The Company modified its postretirement plans for active employees' and early retirees' medical insurance benefits during 2003 to limit the Company's exposure to future increases in medical insurance costs. Under the terms of the modification, the Company will contribute up to a fixed limit annually toward participants' medical insurance premiums. Premium costs above the fixed limit will be the responsibility of the plan participant. This change generated prior service benefits of $3.4 million at December 31, 2003, which will be amortized over the participants' average remaining service periods.

The Company provides employee thrift and 401(k) plans for its employees. For employees hired prior to July 1, 2001, up to 3% of an employee's salary may be invested by the employee in a plan and matched by funds contributed by the Company subject to applicable maximum contribution guidelines. Employees hired prior to July 1, 2001, and below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Employees beginning service after June 30, 2001 will receive a 50% match on up to 6% of an employee's salary, subject to applicable maximum contribution guidelines. Additional employee voluntary contributions may be made to the plans subject to contribution guidelines. Vesting and withdrawal privilege schedules are attached to the Company's matching contributions.

The Company also provides a 401(k) plan for its regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with the Company or in mutual funds (several of which are sponsored by a subsidiary of NLCAP). Total annual contributions can not exceed certain limits which vary based on total agent compensation. No company contributions are made to the plan.

The Company provides non-qualified defined contribution deferred compensation plans for certain employees and agents. These plans are not separately funded. Costs associated with these plans are included in operating expenses. Liabilities for these plans are included in pension and other post-retirement benefit obligations.

See Note 17 for information on pension and other defined benefit postretirement plan curtailments to be recorded in 2004.

The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the
Act) was signed into law in December 2003. The Act introduces a prescription drug benefit under Medicare (Medicare Part D) as well as a federal subsidy to sponsors of retiree health care benefit plans that provide a benefit that is at least actuarially equivalent to Medicare Part D. The Financial Accounting Standards Board (FASB) subsequently issued FSP No. FAS 106-1 "Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003" (FSP 106-1). In accordance with FSP 106-1, benefit obligations and net periodic postretirement benefit cost projections included in these financial statements or accompanying notes do not reflect the effects of the Act on the plans. Specific authoritative guidance on the accounting for the federal subsidy is pending and that guidance, when issued, could require the Company to change previously reported information.
NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                            2003                  2002
--------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                       $ 62,770              $ 69,706
        Initially $70.0 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. $7.0 million was repurchased in September 2003. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices.
        All interest and principal payments require prior written approval by the State of Vermont Department of Banking, Insurance, Securities and Health Care
        Administration.
7.50% Surplus Notes:                                                                         30,000                  --
        $30 million.  Issued by LSW to NLVF, maturing August 2033, interest payable annually on August 10. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. All interest and principal payments require prior written approval by the State of Texas Department of
        Insurance.
--------------------------------------------------------------------------------------------------------------------------
        Total debt                                                                         $ 92,770              $ 69,706
==========================================================================================================================

Interest paid on the 8.25% surplus notes was $5.8 million in 2003, 2002, and 2001. Interest paid on the 7.50% surplus notes was $86,000 in 2003, and $-0- in 2002 and 2001. The Company also had a 6.57% term note, initially $4.4 million, which matured in March 2002. Interest paid on the term note was $-0-, $26,000, and $0.2 million in 2003, 2002, and 2001, respectively.

The Company also has two lines of credit available. A $25 million line of credit with State Street Bank, based on an adjustable rate equal to the prevailing federal funds rate plus 60 basis points. The outstanding balance was $-0- as of December 31, 2003 and 2002. The Company also has a $10 million line of credit with Banknorth Group, based on an adjustable rate equal to LIBOR plus 75 basis points. The outstanding balance on the Banknorth line of credit was $-0- as of December 31, 2003 and 2002. Total interest on the combined lines of credit was $2,100 for 2003, $0.1 million for 2002 and $7,000 for 2001.

During 2003, the Company retired $7.0 million of the 8.25% Surplus Notes. As part of the retirement, original issue costs and discount totaling $0.1 million were expensed. A repurchase premium of $0.3 million was also expensed. These costs are included in operating expenses.

NOTE 9 - CONTINGENCIES

Total outstanding mortgage loan funding commitments at December 31, 2003 and 2002, were $63.4 million and $51.2 million, respectively.

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provided class members with various policy enhancement options and new product purchase discounts. Class members could instead pursue alternative dispute resolution according to predetermined guidelines. All of the alternative dispute resolution cases had been settled by December 31, 2000. Certain members also opted out of the class action to preserve their litigation rights against National Life. Management believes that while the ultimate cost of this litigation (including those who opted out of the class action) is still uncertain, it is unlikely to have a material adverse effect on National Life's financial position. Existing provisions for this contingency were reduced in 2003, 2002, and 2001 and are included in the consolidated statements of operations as change in sales practice remediation provision.

The Company leases rights to the use of certain data processing hardware and software from American International Technology Enterprises, Inc. (AITE), Livingston, New Jersey. The current lease term ends on November 1, 2006. The lease contains clauses and penalties for termination prior to the end of the lease term.

The following is a schedule of future minimum lease payments as of December 31, 2003 (in millions):


                                                          Operating
Year                                                       Leases
-------------------------------------------------------------------
2004                                                       $  3.9
2005                                                          3.9
2006                                                          3.3
2007                                                           --
2008 and beyond                                                --
-------------------------------------------------------------------
Total minimum lease payments                               $ 11.1
===================================================================

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $46.9 million. The partnership has been profitable for at least five years. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2003 and 2002 the Company's portion of the partnership equity was $(7.7) million and $(7.8) million, respectively, and was included in other liabilities. The negative equity is primarily due to cumulative partnership cash distributions exceeding GAAP-basis partnership earnings. In the opinion of management, sufficient collateral exists in the event the Company is required to perform on the debt guarantee. Please see Note 16 for additional information.

NOTE 10 - ACQUISITION

On June 28, 2002, the Company entered into a Stock Purchase Agreement with Provident Mutual Life Insurance Company and Provident Mutual Holding Company (Provident) through NLCAP, its wholly-owned subsidiary. The Company acquired all of the issued and outstanding capital stock of Sigma American Corporation (Sigma), thereby acquiring Provident's partnership interest in Sentinel Management Company, Sentinel Advisory Company, Sentinel Administrative Services Company, and American Guaranty & Trust Company (AG&T).

The purchase price was $14.2 million in cash. The effect of the cash purchase was to reduce minority interest by $6.6 million, record asset related purchase GAAP adjustments of $(3.9) million, and record intangible assets for the net present value of interests in various management, administrative, and service contracts of $11.5 million. The intangible assets acquired have indefinite useful lives and are assessed annually for impairment.

The Company agreed to pay Provident an annual fee equal to 0.50% of the average daily net assets of the funds for which 1717 Capital Management Company (1717 Capital) is the broker-dealer of record, a registered representative of 1717 Capital is the registered representative of record, or which are otherwise under AG&T management. This agreement is effective for the five years following the purchase date. The results of operations of Sigma are included in the consolidated statements of operations beginning June 28, 2002. Had the purchase been made January 1, 2001, pro-forma consolidated net income would have increased by approximately $.5 million in 2002 and $1.9 million in 2001. These pro-forma results are not necessarily indicative of the actual results that might have occurred had the Company owned all of Sigma since that date. (unaudited)

NOTE 11 - RESTRUCTURING CHARGE - DISPOSAL OF MAINFRAME COMPUTER
          OPERATIONS

In 2001, the Company adopted a formal plan to outsource its mainframe operations to AITE. Under the terms of this agreement, AITE assumed the responsibility for the Company's mainframe processing on October 31, 2001. Conversion costs incurred are reflected in the accompanying consolidated statements of operations as a $6.5 million restructuring charge.

In connection with the transfer of operations to AITE, 21 positions were terminated effective October 31, 2001. Qualifying employees associated with mainframe operations at the Company's Montpelier, VT office received salary and benefits through December 31, 2001. In addition, certain employees also received a severance package based on years of service with the Company. Employee severance costs were accrued in 2001, and the final payment of benefits was made in the first quarter of 2002.

Other costs of the mainframe restructuring include termination of hardware and software leases, the writedown of the carrying values of equipment, and conversion costs. Mainframe hardware and software costs incurred during the first ten months of 2001 remain in operating income as part of operating expenses. See Note 9 for minimum lease obligations for the mainframe outsourcing agreement.

NOTE 12 - NATIONAL LIFE CLOSED BLOCK

The Company established and began operating the Closed Block on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. The Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998, and includes traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block's primary purpose is to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits, expenses and taxes. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. The assets and liabilities allocated to the Closed Block are recorded in the Company's financial statements on the same basis as other similar assets and liabilities. Based on current projections, Closed Block assets are sufficient to meet all future obligations. The Company remains contingently liable for all contractual benefits and expenses of the Closed Block.

If actual cumulative Closed Block earnings are greater than expected cumulative earnings, only the expected earnings will be recognized in net income of the Company. Actual cumulative earnings in excess of expected earnings represent undistributed earnings attributable to Closed Block policyholders. These excess earnings are recorded as a policyholder dividend obligation (included in policyholders' dividend liability) to be paid to Closed Block policyholders unless offset by future results that are less than expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in income. A policyholder dividend obligation for distribution of accumulated excess earnings of $17.1 and $10.9 million was required at December 31, 2003 and 2002, respectively. There was no corresponding obligation required for 2001. Similarly, unrealized gains and losses on Closed Block investments may increase (decrease) a policyholder dividend obligation liability. Unrealized gains in the Closed Block generated a policyholder dividend obligation of $141.4 and $134.2 million at December 31, 2003 and 2002, respectively. These gains and their related policyholder dividend obligation and income tax offsets are included in other comprehensive income. The total policyholder dividend obligation included in policyholders' dividends liability at December 31, 2003 and 2002 was $158.5 and $145.1 million, respectively.

Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 2003 and 2002, and for the three years ended December 31, 2003, is as follows (in thousands):

                                                                                          2003        2002
--------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Policy liabilities and accruals                                                     $3,967,596   $3,895,712
  Other liabilities                                                                       10,351        9,346
--------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 $3,977,947   $3,905,058
==============================================================================================================
ASSETS:
  Cash and cash equivalents                                                           $   68,709   $   37,615
  Available-for-sale debt and equity securities                                        2,338,609    2,227,844
  Mortgage loans                                                                         430,461      437,097
  Policy loans                                                                           584,255      610,672
  Accrued investment income                                                               49,222       53,017
  Premiums and fees receivable                                                            15,799       16,423
  Other assets                                                                           101,087      110,939
--------------------------------------------------------------------------------------------------------------
    Total assets                                                                      $3,588,142   $3,493,607
==============================================================================================================

  Excess of reported closed block liabilities over closed block assets                $  389,805   $  411,451
  Closed block accumulated other comprehensive gain represented above                       --           --
--------------------------------------------------------------------------------------------------------------
  Maximum future earnings to be recognized from closed block assets and liabilities   $  389,805   $  411,451
==============================================================================================================

                                                                             2003         2002         2001
--------------------------------------------------------------------------------------------------------------
REVENUES:
  Premiums and other income                                               $ 272,103    $ 281,272    $ 295,418
  Net investment income                                                     222,076      232,088      212,626
  Net investment (loss) gain                                                 (1,559)     (10,468)       1,269
--------------------------------------------------------------------------------------------------------------
    Total revenues                                                          492,620      502,892      509,313
--------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
  Increase in policy liabilities                                             50,922       42,430       70,167
  Policy benefits                                                           250,013      259,451      249,658
  Policyholders' dividends                                                  128,096      129,897      115,716
  Interest credited to policyholder account liabilities                      11,099       12,317       11,712
  Operating expenses                                                         12,697       12,913       14,976
  Commission expenses                                                         3,946        5,873        7,747
--------------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                             456,773      462,881      469,976
--------------------------------------------------------------------------------------------------------------

  Pre-tax results of operations                                              35,847       40,011       39,337
    Income taxes                                                             14,201       14,019       13,768

  Closed block results of operations                                         21,646       25,992       25,569
  Other comprehensive income:
  Unrealized loss                                                              --           (700)     (12,610)
--------------------------------------------------------------------------------------------------------------
    Total closed block comprehensive income                               $  21,646    $  25,292    $  12,959
==============================================================================================================

  Excess of reported closed block liabilities over closed block assets:
  Beginning of year                                                       $ 411,451    $ 436,743    $ 449,702
    Closed block comprehensive income                                        21,646       25,292       12,959
--------------------------------------------------------------------------------------------------------------
  End of year                                                             $ 389,805    $ 411,451    $ 436,743
==============================================================================================================

Amortized cost of bonds held by the Closed Block at December 31, 2003 and 2002 were $2,183.2 million and $2,083.7 million, respectively. Mortgage valuation allowances on Closed Block mortgage loans were $0.8 million and $0.5 million at December 31, 2003 and 2002, respectively.

Many expenses related to Closed Block policies and operations, including amortization of policy acquisition costs, are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block presented above does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998, were converted to membership interests in NLHC, a mutual insurance holding company created for this purpose. NLHC currently owns all the outstanding common stock class B shares of NLVF, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. NLHC currently has no assets, liabilities or operations other than that related to its ownership of NLVF's outstanding stock. NLVF has assets and operations in 2003 related to issuance of $200 million in senior notes and $20 million in trust preferred securities issued through the trust vehicle. See
Note 8 for more information. Prior to 2003, assets and operations had been limited to those related to investments funded by a 2002 dividend from National Life, and its ownership of National Life's outstanding stock. Under the terms of the reorganization, NLHC must always hold a majority of the voting shares of NLVF.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the Commissioner).

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLVF, as a transfer from retained earnings. National Life declared and paid a $10 million dividend to its parent, NLVF, during 2002. There were no dividends paid or declared in 2003 or 2001 by National Life, NLVF, or NLHC. There have been no distributions to members of NLHC. Dividends declared by National Life in excess of the lesser of ten percent of statutory surplus or statutory net gain from operations require pre-approval by the Commissioner. Statutory surplus at December 31, 2003 was $452.4 million. 2003 statutory net gain from operations was $18.8 million.

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with GAAP in making such determinations.


NOTE 14 - PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Interest accrued on present value of future profits of insurance acquired (PVFP) was $4.4 million, $4.8 million, and $5.4 million for the three years ended December 31, 2003, 2002, and 2001, respectively. The Company holds PVFP attributable to two purchased blocks of insurance. The first block was purchased in February 1996 and accrues interest at 5.88%. The second block was purchased in July 1999 and accrues interest at 5.30%. Amortization of PVFP was $7.2 million, $9.5 million, and $8.4 million for the three years ended December 31, 2003, 2002, and 2001, respectively. Projected amortization of PVFP during the next five years is as follows (in thousands):
                                                Projected
        Year                                   Amortization
        -----------------------------------------------------
        2004                                   $      8,809
        2005                                          7,974
        2006                                          6,987
        2007                                          6,677
        2008                                          6,193

Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

NOTE 15 - PARTICIPATING LIFE INSURANCE

Participating life insurance inforce was 76.5% and 67.8% of the face value of total insurance inforce at December 31, 2003 and 2002, respectively. The premiums on participating life insurance policies were 64.9%, 63.9% and 68.8% of total individual life insurance premiums in 2003, 2002, and 2001, respectively.

NOTE 16 - NEW ACCOUNTING PRONOUNCEMENTS

In December 2003, the FASB revised Interpretation No. 46, "Consolidation of Variable Interest Entities - , interpretation of ARB No. 51" (FIN 46R). "Accounting Research Bulletin, No. 51, Consolidated Financial Statements" (ARB
51) states that consolidation is usually necessary when a company has a "controlling financial interest" in another company, a condition most commonly achieved through ownership of a majority voting interest. FIN 46R clarifies the application of ARB 51, to certain "variable interest entities" (VIE) and addresses consolidation by business enterprises of VIEs where the equity investment at risk is not sufficient to permit the entity to finance its activities without additional support, where the equity investors lack one or more characteristics of a controlling financial interest, or where the equity investors have voting rights that are disproportionate to their economic interests. Companies adopting FIN 46R must first identify VIEs with which they are involved and then determine whether they require consolidation. A company is deemed the "primary beneficiary" of a VIE if it holds a majority of the VIE's variable interest, and is therefore required to consolidate the VIE. A company holding a significant variable interest in a VIE but not deemed the primary beneficiary is subject to certain disclosure requirements specified by FIN 46R. Application of FIN 46R to VIEs owned prior to December 31, 2003 will be required on January 1, 2005. Application of FIN 46R to VIEs entered into subsequent to December 31, 2003 will be required immediately.

The Company has a 60% general partnership interest in Lake Carlton Arms, a 1,812-unit apartment complex in Florida. The fair value of the assets is $68.0 million and the total outstanding debt is $48.0 million. The Company assumed a secondary guarantee on $12.0 million of the total partnership debt to obtain favorable financing terms. At December 31, 2003 and 2002 the Company's portion of the partnership equity was $(7.7) million and $(7.8) million, respectively, and was included in other liabilities. See Note 9 for more information. Management anticipates that adoption of FIN 46R will require consolidation of Lake Carlton Arms, with a corresponding increase in real estate investments, debt outstanding, and establishment of a receivable from the minority partner for withdrawals in excess of accumulated earnings.

The Company is continuing to evaluate the potential impact of adopting FIN 46R on the Company's results of operations and financial position. Management believes adoption of FIN 46R will not have a material impact on the Company's consolidated financial position, results of operations or cash flows.

In April 2003, the Financial Accounting Standards Board's (FASB's) Derivative Implementation Group (DIG) released SFAS No. 133 Implementation Issue No. 36, "Embedded Derivatives: Bifurcation of a Debt Instrument that Incorporates Both Interest Rate Risk and Credit Rate Risk Exposures that are Unrelated or Only Partially Related to the Creditworthiness of the Issuer of that Instrument" (DIG
B36). DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index are examples of arrangements containing embedded derivatives requiring bifurcation. The effective date of the implementation guidance is October 1, 2003. The Company has reviewed its reinsurance receivables/(payables) and insurance products and believes that there are no embedded derivatives requiring bifurcation under DIG B36.

In July 2003, the Accounting Standards Executive Committee issued SoP 03-01, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (SoP 03-1). SoP 03-01 provides guidance on accounting and reporting by insurance enterprises for certain nontraditional long-duration contracts and for separate accounts. It also provides guidance on accounting for guaranteed minimum death benefits and for determining the classification of reinsurance contracts as either primarily investment or insurance at inception. The Company is currently assessing the effect that adoption of SoP 03-01 would have on its financial position and results of operations. The Company currently estimates the after-tax cumulative affect of adopting SoP 03-1 will be $1.8 million.

In May 2003, the FASB issued Statement of Financial Accounting Standards No. 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity" (FAS 150). This Statement establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that an issuer classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). Included in the provisions of FAS 150 is guidance on the classification of certain mandatorily redeemable securities. In November 2003, the FASB issued "FSP 150-3 Effective Date, Disclosures, and Transition for Mandatorily Redeemable Financial Instruments of Certain Nonpublic Entities and Certain Mandatorily Redeemable Noncontrolling Interests under FAS 150" (FSP 150-3). Under the terms of FSP 150-3, the provisions of FAS 150 have been indefinitely deferred pending further action by the FASB.

The Company previously issued $5 million in mandatorily redeemable preferred stock through a subsidiary of NLCAP. Dividend payments on the preferred stock are currently included in minority interests expense, and the preferred stock outstanding is included in minority interests. Under the provisions of FAS 150, if subsequently adopted by the FASB in its current form, the dividend payments on the preferred stock will become interest expense on debt and the preferred stock included in debt liabilities.

NOTE 17 - OUTSOURCING INFORMATION TECHNOLOGY ACTIVITIES

During December 2003, the Company substantially finalized agreements with Keane, Inc., an independent technology company with worldwide operations, to assume responsibility for the Company's software maintenance and development, and other technology related activities. The ten year agreement was signed in early 2004 and announced on January 14, 2004. Under the terms of the agreements, the 158 employees affected were offered positions with Keane effective February 1, 2004, and substantially all accepted. There were no termination or other special benefits provided to the affected employees by the Company, primarily due to the employee transition agreement established with Keane, and therefore no additional expenses were accrued at December 31, 2003.

As the outsourcing decision occurred after the measurement date for both the Company's pension and other post-employment benefit obligations, remeasurement of the plans obligations and the recording of curtailment effects will be in 2004.

The pension benefit obligation will be reduced in 2004 by $4.3 million, with a corresponding reduction in unrecognized losses. Projected pension service costs for 2004 will be reduced by $0.8 million. Other post-employment benefit obligations will be reduced by $0.3 million, with a corresponding reduction in unrecognized losses. Projected service costs for 2004 will be reduced by $0.2 million. The curtailment will reduce deferred post-employment benefit plan amendments, resulting in a 2004 pre-tax benefit of $0.6 million.

                        NATIONAL VARIABLE LIFE INSURANCE
                                     ACCOUNT
                           (ESTATE PROVIDER SEGMENT)

                              FINANCIAL STATEMENTS


                                    * * * * *


                                DECEMBER 31, 2003

                                               PricewaterhouseCoopersLLP
                                               125 High Street
                                               Boston M A 02110
                                               Telephone (61 7) 530 5000
                                               Facsimile (617) 530 5001




                                 REPORT OF INDEPENDENT AUDITORS






 To the Board of Directors of National Life lnsurance Company and Policyholders of National Variable Life lnsurance Account -Estate Provider Segment:


 In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life lnsurance Account - Estate Provider Segment (a segment within a Separate Account of National Life lnsurance Company) (the Segment) at December 31, 2003, the results of each of their operations for the year then ended and changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the mutual funds, provide a reasonable basis for our opinion.


/S/ PRICEWATERHOUSECOOPERS LLP
------------------------------
Boston, Massachusetts
April 2, 2004


 NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A SEGMENT
          WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF NET ASSETS

                                DECEMBER 31, 2003
TOTAL ASSETS AND NET ASSETS:

Investments in shares of mutual fund portfolios at market value (policyholder accumulation units and unit value):

Alger American Growth Fund (14,079.06 accumulation units at $8.04 unit value)                          $  113,190
Alger American Leveraged All Cap Fund (5,470.94 accumulation units at $7.51 unit value)                $   41,070
Alger American Small Capitalization Fund (15,663.66 accumulation units at $8.14 unit value)            $  127,451
American Century Variable Portfolios Income & Growth (44,439.24 accumulation units at $11.01 unit      $  489,363
value)
American Century Variable Portfolios Value (53,173.65 accumulation units at $14.00 unit value)         $  744,303
Dreyfus Socially Responsible Growth Fund (1,003.78 accumulation units at $6.94 unit value)             $    6,967
INVESCO Variable Investment Funds Dynamics (18,541.24 accumulation units at $6.92 unit value)          $  128,295
INVESCO Variable Investment Funds Health Sciences (15,541.10 accumulation units at $8.94 unit value)   $  138,871
INVESCO Variable Investment Funds Technology (7,823.45 accumulation units at $4.22 unit value)         $   33,001
JP Morgan Series Trust II International Opportunities (20,769.09 accumulation units at $9.15 unit      $  189,971
value)
JP Morgan Series Trust II Small Company (30,896.84 accumulation units at $10.50 unit value)            $  324,450
Neuberger Berman Partners Portfolio (35,354.81 accumulation units at $10.05 unit value)                $  355,141
Sentinel Variable Products Trust Balanced Fund (54,492.83 accumulation units at $11.81 unit value)     $  643,298
Sentinel Variable Products Trust Bond Fund (34,536.70 accumulation units at $13.91 unit value)         $  480,464
Sentinel Variable Products Trust Common Stock (55,599.87 accumulation units at $11.51 unit value)      $  640,112
Sentinel Variable Products Trust Growth Index (2,242.84 accumulation units at $7.71 unit value)        $   17,302
Sentinel Variable Products Trust Mid Cap Growth (59,329.46 accumulation units at $11.88 unit value)    $  704,550
Sentinel Variable Products Trust Money Market (128,209.70 accumulation units at $12.20 unit value)     $1,563,674
Sentinel Variable Products Trust Small Company (53,429.49 accumulation units at $19.53 unit value)     $1,043,311
Strong Capital Management Mid Cap Growth II (48,242.24 accumulation units at $10.91 unit value)        $  526,278
Strong Capital Management Opportunity II (30,837.55 accumulation units at $13.35 unit value)           $  411,785
VIPF Contrafund Portfolio (61,727.17 accumulation units at $13.46 unit value)                          $  830,834
VIPF Equity Income Portfolio (20,168.87 accumulation units at $10.73 unit value)                       $  216,312
VIPF Growth Portfolio (132,829.96 accumulation units at $11.27 unit value)                             $1,496,873
VIPF High Income Portfolio (57,873.59 accumulation units at $8.79 unit value)                          $  508,733
VIPF Index 500 Portfolio (661,923.49 accumulation units at $10.62 unit value)                          $7,027,681
VIPF Investment Grade Bond Portfolio (54,492.84 accumulation units at $12.84 unit value)               $  700,833
VIPF Overseas Portfolio (66,528.69 accumulation units at $9.03 unit value)                             $  600,942


   The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT- ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                                                               AMERICAN CENTURY
                                                                                   VARIABLE
                                              ALGER AMERICAN FUND                 PORTFOLIOS          DREYFUS
                                     ------------------------------------     ------------------    -----------
                                                  LEVERAGED                   INCOME &                SOCIALLY
                                     GROWTH        ALL CAP      SMALL CAP     GROWTH       VALUE     RESPONSIBLE
                                     ------        -------      ---------     ------       -----     -----------

Dividend income                      $    --      $    --      $    --      $   5,488    $   6,313    $       7
                                     -----------------------------------    ----------------------    ---------

NET INVESTMENT INCOME                     --           --           --          5,488        6,313            7
                                     -----------------------------------    ----------------------    ---------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions               --           --           --           --           --           --

Net realized loss from shares sold      (1,943)        (553)         (67)     (48,929)        (131)        (132)

Net unrealized appreciation
on investments                          31,239       10,790       17,720      150,060      156,361          866
                                     -----------------------------------    ----------------------    ---------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                     29,296       10,237       17,653      101,131      156,230          734
                                     -----------------------------------    ----------------------    ---------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $  29,296    $  10,237    $  17,653    $ 106,619    $ 162,543    $     741
                                     ===================================    ======================    =========




   The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT- ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                                                        NEUBERGER
                                       INVESCO VARIABLE INVESTMENT FUNDS JP MORGAN SERIES TRUST II       BERMAN
                                       --------------------------------- -------------------------      ---------
                                                      HEALTH                 INTERNATIONAL  SMALL       PARTNERS
                                        DYNAMICS     SCIENCES    TECHNOLOGY  OPPORTUNITIES  COMPANY     PORTFOLIO
                                        --------     --------    ----------  -------------  -------     ---------
   Dividend income                      $    --      $    --      $    --      $   1,456    $    --      $    --
                                        -----------------------------------    ---------------------     ---------

 NET INVESTMENT INCOME                       --           --           --          1,456         --           --
                                        -----------------------------------    ---------------------     ---------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:

   Capital gains distributions               --           --           --           --           --           --

   Net realized loss from shares sold        (996)        (913)      (3,942)     (39,014)     (19,645)     (10,353)

   Net unrealized appreciation
      on investments                       18,862       30,191       14,092       84,934      103,110       96,395
                                        -----------------------------------    ----------------------    ---------
NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS                     17,866       29,278       10,150       45,920      83,465       86,042
                                        -----------------------------------    ----------------------    ---------
INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS            $  17,866    $  29,278    $  10,150    $  47,376    $  83,465    $  86,042
                                        ===================================    ======================    =========







   The accompanying notes are an integral part of these financial statements.



       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT- ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                                    SENTINEL VARIABLE PRODUCTS TRUST
                                            ------------------------------------------------------------------------------------
                                                                       COMMON      GROWTH      MID CAP      MONEY        SMALL
                                            BALANCED(A)   BOND(A)      STOCK        INDEX      GROWTH       MARKET      COMPANY
                                            -----------   -------      -----        -----      ------       ------      -------

Dividend income                             $   4,919   $   8,480   $   4,776    $     133    $    --      $  10,934   $   1,007
                                            ------------------------------------------------------------------------------------

NET INVESTMENT INCOME                           4,919       8,480       4,776          133         --         10,934       1,007
                                            ------------------------------------------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions                     8,897       4,651        --           --           --           --           590

Net realized gain (loss) from shares sold       1,889         800     (23,560)        (804)     (37,066)        --        11,647

Net unrealized appreciation
on investments                                 65,495      10,650     164,015        3,768      226,467         --       272,489
                                            ------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                            76,281      16,101     140,455        2,964      189,401         --       284,726
                                            ------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $  81,200   $  24,581   $ 145,231    $   3,097    $ 189,401    $  10,934   $ 285,733
                                            ====================================================================================

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.


   The accompanying notes are an integral part of these financial statements.







       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT- ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                      STRONG CAPITAL MANAGEMENT                    VARIABLE INSURANCE PRODUCTS FUND
                                     -------------------------- -------------------------------------------------------------
                                       MID CAP                                EQUITY                     HIGH
                                     GROWTH II  OPPORTUNITY II  CONTRAFUND    INCOME      GROWTH        INCOME      INDEX 500
                                     ---------  --------------  ----------    ------      ------        ------      ---------


Dividend income                      $    --      $     275    $   3,176    $   1,881    $   2,670    $  31,342    $    85,315
                                     -----------------------------------    --------------------------------------------------

NET INVESTMENT INCOME                     --            275        3,176        1,881        2,670       31,342         85,315
                                     -----------------------------------    --------------------------------------------------
REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions               --           --           --           --           --           --             --

Net realized loss from shares sold    (142,590)      (6,972)     (43,320)        (842)     (92,078)     (14,757)      (402,769)

Net unrealized appreciation
on investments                         288,829      111,809      215,504       37,112      418,748       89,947      1,848,880
                                     -----------------------------------    --------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                    146,239      104,837      172,184       36,270      326,670       75,190      1,446,111
                                     -----------------------------------    --------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $ 146,239    $ 105,112    $ 175,360    $  38,151    $ 329,340    $ 106,532    $ 1,531,426
                                     ===================================    ==================================================




   The accompanying notes are an integral part of these financial statements.





       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT- ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENTS OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 2003

                                                VARIABLE INSURANCE
                                                  PRODUCTS FUND              GARTMORE
                                            ----------------------   ------------------------
                                             INVESTMENT               JP MORGAN    GOVERNMENT
                                            GRADE BOND    OVERSEAS    BALANCED(A)   BOND(A)
                                            ----------    --------    -----------   -------

Dividend income                             $  24,977    $   3,852    $  17,789   $  40,577
                                            ----------------------    ---------------------

NET INVESTMENT INCOME                          24,977        3,852       17,789      40,577
                                            ----------------------    ---------------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions                     8,788         --           --         5,800

Net realized gain (loss) from shares sold      12,083      (74,311)      11,687       5,485

Net unrealized (depreciation)
appreciation on investments                   (10,547)     250,883        6,276     (45,761)
                                            ----------------------    ---------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS                     10,324      176,572       17,963     (34,476)
                                            ----------------------    ---------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                   $  35,301    $ 180,424    $  35,752   $   6,101
                                            ======================    =====================



(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT. See Note 1 for additional information on fund mergers and substitutions in 2003.


   The accompanying notes are an integral part of these financial statements.





     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003




                                           ALGER AMERICAN FUND         AMERICAN CENTURY VARIABLE   DREYFUS
                                                                              PORTFOLIOS
                                  -----------------------------------  ------------------------- ----------
                                              LEVERAGED                  INCOME &                 SOCIALLY
                                   GROWTH      ALL CAP      SMALL CAP     GROWTH       VALUE     RESPONSIBLE
                                   -------------------------------------------------------------------------

NET INVESTMENT INCOME             $    --      $    --      $    --      $   5,488    $   6,313    $       7

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions            --           --           --    #      --           --           --

Net realized loss from shares        (1,943)        (553)         (67)     (48,929)        (131)        (132)
sold

Net unrealized appreciation
on investments                       31,239       10,790       17,720      150,060      156,361          866
                                  -----------------------------------    ----------------------    ---------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                  29,296       10,237       17,653      101,131      156,230          734
                                  -----------------------------------    ----------------------    ---------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            29,296       10,237       17,653      106,619      162,543          741
                                  -----------------------------------    ----------------------    ---------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                 34,906       15,633       10,849       85,314       80,518          757
Transfers between investment
sub-accounts and general                119           (6)      98,585       (6,737)        (474)       4,005
account, net
Surrenders and lapses                  --           --           --        (41,486)         228         --
Loan collateral interest               --           --           --           --           --           --
received
Transfers for policy loans             --           --           --         (9,881)        --           --
Contract charges                     (6,816)      (2,499)      (2,998)     (33,337)     (38,449)        (486)
Other                                    (8)          (8)        --           (153)          43         --
                                  -----------------------------------    ----------------------    ---------
Total net accumulation unit          28,201       13,120      106,436       (6,280)      41,866        4,276
transactions
                                  -----------------------------------    ----------------------    ---------
Increase in net assets               57,497       23,357      124,089      100,339      204,409        5,017

Net assets, beginning of period      55,693       17,713        3,362      389,024      539,894        1,950
                                  -----------------------------------    ----------------------    ---------
NET ASSETS, END OF PERIOD         $ 113,190    $  41,070    $ 127,451    $ 489,363    $ 744,303    $   6,967
                                  ===================================    ======================    =========







UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance                  9,363.01     3,178.86       588.11    45,696.90    49,739.79       353.92
Units issued                       5,837.33     2,731.11     1,536.65    17,085.35     6,604.11       115.05
Units transferred                     19.90        (1.05)   13,963.54    (1,349.18)      (38.88)      608.67
Units redeemed                    (1,141.18)     (437.98)     (424.64)   (16,993.83)  (3,131.37)      (73.86)
                                  -----------------------------------    ----------------------    ---------
Ending balance                    14,079.06     5,470.94    15,663.66    44,439.24    53,173.65     1,003.78
                                  ===================================    ======================    =========



   The accompanying notes are an integral part of these financial statements.




     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                   INVESCO VARIABLE INVESTMENT FUNDS      JP MORGAN SERIES        NEUBERGER
                                                                              TRUST II             BERMAN
                                  -----------------------------------  ----------------------    -----------
                                              HEALTH                   INTERNATIONAL    SMALL     PARTNERS
                                   DYNAMICS   SCIENCES     TECHNOLOGY  OPPORTUNITIES   COMPANY    PORTFOLIO
                                   --------   --------     ----------  -------------   -------    ---------

NET INVESTMENT INCOME             $    --      $    --      $    --      $   1,456    $    --      $    --

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions            --           --           -- #          --#        --           --

Net realized loss from shares          (996)        (913)      (3,942)     (39,014)     (19,645)     (10,353)
sold

Net unrealized appreciation
on investments                       18,862       30,191       14,092       84,934      103,110       96,395
                                  -----------------------------------    ----------------------    ---------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                  17,866       29,278       10,150       45,920       83,465       86,042
                                  -----------------------------------    ----------------------    ---------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            17,866       29,278       10,150       47,376       83,465       86,042
                                  -----------------------------------    ----------------------    ---------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                  4,630       16,437       10,393       27,176       48,712       38,856
Transfers between investment
sub-accounts and general            102,335          761         (627)     (28,739)     (13,895)      26,253
account, net
Surrenders and lapses                  --           --           --        (36,474)        --         (7,532)
Loan collateral interest               --           --           --           --           --           --
received
Transfers for policy loans             --           --           --           --           --           --
Contract charges                     (2,445)      (5,082)      (2,820)     (11,382)     (24,600)     (16,253)
Other                                    35            1            1          (11)          40         (343)
                                  -----------------------------------    ----------------------    ---------
Total net accumulation unit         104,555       12,117        6,947      (49,430)      10,257       40,981
transactions
                                  -----------------------------------    ----------------------    ---------
Increase (decrease) in net          122,421       41,395       17,097       (2,054)      93,722      127,023
assets

Net assets, beginning of period       5,874       97,476       15,904      192,025      230,728      228,118
                                  -----------------------------------    ----------------------    ---------
NET ASSETS, END OF PERIOD         $ 128,295    $ 138,871    $  33,001    $ 189,971    $ 324,450    $ 355,141
                                  ===================================    ======================    =========


UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance                  1,169.93    13,939.24     5,477.91    27,804.56    29,876.58    30,677.80
Units issued                         769.25     2,172.97     3,509.03     3,868.02     4,845.36     4,434.50
Units transferred                 17,002.47       100.60      (211.70)   (4,090.48)   (1,382.13)    2,996.16
Units redeemed                      (400.41)     (671.71)     (951.79)   (6,813.01)   (2,442.97)   (2,753.65)
                                  -----------------------------------    ----------------------    ---------
Ending balance                    18,541.24    15,541.10     7,823.45    20,769.09    30,896.84    35,354.81
                                  ===================================    ======================    =========




   The accompanying notes are an integral part of these financial statements.





       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                                              SENTINEL VARIABLE PRODUCTS TRUST
                                 -------------------------------------------------------------------------------------------------
                                                                 COMMON      GROWTH       MID CAP           MONEY          SMALL
                                 BALANCED(A)       BOND (A)       STOCK       INDEX        GROWTH           MARKET        COMPANY
                                 -------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME             $     4,919    $    8,480    $    4,776    $     133    $      --      $    10,934    $    1,007

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions             8,897         4,651          --           --             --             --             590

Net realized gain (loss) from           1,889           800       (23,560)        (804)       (37,066)          --          11,647
shares sold

Net unrealized appreciation
on investments                         65,495        10,650       164,015        3,768        226,467           --         272,489
                                  ------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                    76,281        16,101       140,455        2,964        189,401           --         284,726
                                  ------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS              81,200        24,581       145,231        3,097        189,401         10,934       285,733
                                  ------------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                   52,451        19,880       122,494        7,105        115,711        479,840       127,530
Transfers between investment
sub-accounts and general account,     536,783       455,973       (23,167)         329         34,555       (151,775)       12,498
net
Surrenders and lapses                    (264)       (4,677)      (18,280)        --          (11,347)        (7,435)      (54,144)
Loan collateral interest received        --            --            --           --             --             --            --
Transfers for policy loans             (6,011)         --          (6,037)        --             --             --          (5,551)
Contract charges                      (21,171)      (15,204)      (44,508)      (1,875)       (37,502)      (223,637)      (50,454)
Other                                     310           (89)          282         --             (127)            (1)          157
                                  ------------------------------------------------------------------------------------------------
Total net accumulation unit           562,098       455,883        30,784        5,559        101,290         96,992        30,036
transactions
                                  ------------------------------------------------------------------------------------------------
Increase in net assets             643,297.55       480,464       176,015        8,656        290,691        107,926       315,769

Net assets, beginning of period          --            --         464,097        8,646        413,859      1,455,748       727,542
                                  ------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD         $   643,298    $  480,464    $  640,112    $  17,302    $   704,550    $ 1,563,674    $1,043,311
                                  ================================================================================================




Beginning balance                        --            --       52,982.08     1,389.41      49,436.53     120,254.85     51,954.98
Units issued                         5,084.89      1,506.07     10,416.53     1,090.77      11,301.42      39,354.33      6,260.63
Units transferred                   52,038.75     34,543.52     (1,970.05)       50.51       3,374.96     (12,447.91)       613.54
Units redeemed                      (2,630.71)    (1,512.89)    (5,828.69)     (287.85)     (4,783.45)    (18,951.57)    (5,399.66)
                                  ------------------------------------------------------------------------------------------------
Ending balance                      54,492.93     34,536.70     55,599.87     2,242.84      59,329.46     128,209.70     53,429.49
                                  ================================================================================================

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1,
2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.
See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.






     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003



                                 STRONG CAPITAL MANAGEMENT                        VARIABLE INSURANCE PRODUCTS FUND
                              ----------------------------   --------------------------------------------------------------------
                                MID CAP                                      EQUITY
                                GROWTH         OPPORTUNITY   CONTRAFUND      INCOME        GROWTH       HIGH INCOME     INDEX 500
                                  II               II
                                ------         -----------   ----------      ------        ------       -----------     ---------


NET INVESTMENT INCOME          $      --      $      275    $    3,176    $     1,881    $     2,670    $    31,342    $    85,315

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:

Capital gains distributions             #-            #-           # -             #-             #-             #-             #-

Net realized loss from shares     (142,590)       (6,972)      (43,320)          (842)       (92,078)       (14,757)      (402,769)
sold

Net unrealized appreciation
on investments                     288,829       111,809       215,504         37,112        418,748         89,947      1,848,880
                               -------------------------    ----------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN ON INVESTMENTS                146,239       104,837       172,184         36,270        326,670         75,190      1,446,111
                               -------------------------    ----------------------------------------------------------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS          146,239       105,112       175,360         38,151        329,340        106,532      1,531,426
                               -------------------------    ----------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits               118,169        58,527       158,723         38,251        247,647         74,388        954,688
Transfers between investment
sub-accounts and general           (71,147)         (682)      (13,158)        56,819        147,159         (2,234)       (63,595)
account, net
Surrenders and lapses            #(39,252)          (360)      (53,007)        (2,504)        (4,012)        (1,367)        59,034
Loan collateral interest              --            --            --             --             --             --             --
received
Transfers for policy loans            --            --         (10,407)          --           (4,845)          --           (3,485)
Contract charges                   (44,120)      (23,292)      (67,942)       (10,483)       (97,557)       (36,372)      (510,756)
Other                                   59            38           239             11            101              6         (3,237)
                               -------------------------    ----------------------------------------------------------------------
Total net accumulation unit        (36,291)       34,231        14,448         82,094        288,493         34,421        432,649
transactions
                               -------------------------    ----------------------------------------------------------------------
Increase in net assets             109,948       139,343       189,808        120,245        617,833        140,953      1,964,075

Net assets, beginning of period    416,330       272,442       641,026         96,067        879,040        367,780      5,063,606
                               -------------------------    ----------------------------------------------------------------------
NET ASSETS, END OF PERIOD      $   526,278    $  411,785    $  830,834    $   216,312    $ 1,496,873    $   508,733    $ 7,027,681
                               =========================    ======================================================================

UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance                51,220.61     27,952.60     61,181.10      11,673.92     103,627.35       3,245.95     612,417.71
Units issued                      9,698.02      4,932.59      5,999.02       3,958.14      25,067.95      10,000.89     109,240.00
Units transferred                (5,838.97)       (57.48)      (497.31)      5,879.54      14,896.10        (300.34)     (7,276.85)
Units redeemed                   (6,837.42)    (1,990.16)    (4,955.64)     (1,342.73)    (10,761.48)     (5,072.91)    (52,457.37)
                               -------------------------    ----------------------------------------------------------------------
Ending balance                   48,242.24     30,837.55     61,727.17      20,168.87     132,829.95       7,873.59     661,923.49
                               ===================================================================================================



   The accompanying notes are an integral part of these financial statements.



     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2003




                                     VARIABLE INSURANCE             GARTMORE
                                       PRODUCTS FUND
                                   -----------------------   -----------------------
                                   INVESTMENT                 JP MORGAN   GOVERNMENT
                                   GRADE BOND     OVERSEAS    BALANCED(A)   BOND (A)
                                   ----------     --------    -----------   --------


NET INVESTMENT INCOME               $  24,977    $   3,852    $  17,789    $  40,577

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Capital gains distributions         #   8,788         # --         --          5,800

Net realized gain (loss) from          12,083      (74,311)      11,687        5,485
shares sold

Net unrealized (depreciation)
appreciation on investments           (10,547)     250,883        6,276      (45,761)
                                    ----------------------    ----------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS             10,324      176,572       17,963      (34,476)
                                    ----------------------    ----------------------
INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS              35,301      180,424       35,752        6,101
                                    ----------------------    ----------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                  119,668       91,845      186,297       39,066
Transfers between investment
sub-accounts and general              (10,202)     (42,275)    (521,858)    (605,951)
account, net
Surrenders and lapses                 (25,929)      (2,777)        --         (9,945)
Loan collateral interest received        --           --           --           --
Transfers for policy loans               --        (10,421)        --           --
Contract charges                      (41,088)     (27,629)     (26,682)     (25,114)
Other                                     120         (332)        (886)         (64)
                                    ----------------------    ----------------------
Total net accumulation unit            42,569        8,411     (363,129)    (602,008)
transactions
                                    ----------------------    ----------------------
Increase (decrease) in net assets      77,870      188,835     (327,377)    (595,907)

Net assets, beginning of period       622,963      412,107      327,377      595,907
                                    ----------------------    ----------------------
NET ASSETS, END OF PERIOD           $ 700,833    $ 600,942    $    --      $    --
                                    ======================    ======================

UNITS ISSUED,
TRANSFERRED AND
REDEEMED:

Beginning balance                   51,059.50    65,409.26     34,314.14    45,341.26
Units issued                         9,651.62    12,223.76     17,604.28     2,942.32
Units transferred                     (822.82)   (5,626.43)   (49,313.41   (45,638.22)
Units redeemed                      (5,395.46)   (5,477.90)    (2,605.10)   (2,645.36)
                                    ----------------------    -----------------------
Ending balance                      54,492.84    66,528.69         --           --
                                    ======================    =======================

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1,
2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.
See Note 1 for additional information on fund mergers and substitutions in 2003.

   The accompanying notes are an integral part of these financial statements.




     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                                 AMERICAN CENTURY VARIABLE
                                                      ALGER AMERICAN FUND               PORTFOLIOS            DREYFUS
                                            -----------------------------------  -------------------------  ----------
                                                         LEVERAGED                   INCOME &                 SOCIALLY
                                              GROWTH      ALL CAP     SMALL CAP      GROWTH      VALUE      RESPONSIBLE
                                              ------      -------     ---------      ------      -----      -----------

NET INVESTMENT INCOME                       $      19    $       1    $    --      $   4,502    $   4,078    $       5

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions                      --           --           --           --         26,383         --

Net realized (loss) gain from shares sold      (3,784)        (906)        (128)     (30,403)       8,332         (143)

Net unrealized depreciation
on investments                                (16,223)      (4,909)        (943)     (69,928)    (104,953)        (225)
                                            -----------------------------------    ----------------------    ---------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS                           (20,007)      (5,815)      (1,071)    (100,331)     (70,238)        (368)
                                            -----------------------------------    ----------------------    ---------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                     (19,988)      (5,814)      (1,071)     (95,829)     (66,160)        (363)
                                            -----------------------------------    ----------------------    ---------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                           39,252       16,677        2,907       79,905       93,984        1,816
Transfers between investment
sub-accounts and general account, net           9,057        1,329          118       (7,538)      76,145          152
Surrenders and lapses                          (1,693)        --           --        (16,597)      (8,260)        --
Loan collateral interest received                --           --           --           --              9         --
Transfers for policy loans                       --           --           --           --            (15)        --
Contract charges                               (6,113)      (2,370)      (1,160)     (31,354)     (32,618)        (459)
Other                                             (16)           2            1           21          162           (6)
                                            -----------------------------------    ----------------------    ---------
Total net accumulation unit transactions       40,487       15,638        1,866       24,437      129,407        1,503
                                            -----------------------------------    ----------------------    ---------
Increase (decrease) in net assets              20,499        9,824          795      (71,392)      63,247        1,140

Net assets, beginning of period                35,194        7,889        2,567      460,416      476,647          810
                                            -----------------------------------    ----------------------    ---------
NET ASSETS, END OF PERIOD                   $  55,693    $  17,713    $   3,362    $ 389,024    $ 539,894    $   1,950
                                            ===================================    ======================    =========





UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance                            3,964.73       935.73       331.28    43,606.93    38,371.20       104.49
Units issued                                 5,186.09     2,374.40       393.56     5,998.74     8,058.90       299.19
Units transferred                            1,196.64       189.22        15.98      (565.90)    6,529.25        25.04
Units redeemed                                (984.45)     (320.49)     (152.71)   (3,342.87)   (3,219.56)      (74.80)
                                            -----------------------------------    ----------------------    ---------
Ending balance                               9,363.01     3,178.86       588.11    45,696.90    49,739.79       353.92
                                            ===================================    ======================    =========

   The accompanying notes are an integral part of these financial statements.





     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                                                                            NEUBERGER
                                            INVESCO VARIABLE INVESTMENT FUNDS   JP MORGAN SERIES TRUST II    BERMAN
                                           ------------------------------------ -------------------------   ----------
                                                        HEALTH                   INTERNATIONAL    SMALL     PARTNERS
                                            DYNAMICS    SCIENCES     TECHNOLOGY  OPPORTUNITIES   COMPANY    PORTFOLIO
                                            --------    --------     ----------  -------------   -------    ---------

NET INVESTMENT INCOME                      $    --      $    --      $    --      $     968    $     482    $   1,119

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions                     --           --           --           --           --           --

Net realized loss from shares sold            (1,067)        (995)      (1,605)     (17,366)     (18,756)     (22,239)

Net unrealized depreciation
on investments                                  (893)     (20,068)      (6,759)     (25,203)     (39,161)     (39,944)
                                           -----------------------------------    ----------------------    ---------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS                           (1,960)     (21,063)      (8,364)     (42,569)     (57,917)     (62,183)
                                           -----------------------------------    ----------------------    ---------
DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                     (1,960)     (21,063)      (8,364)     (41,601)     (57,435)     (61,064)
                                           -----------------------------------    ----------------------    ---------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                           4,349       37,010       10,479       29,952       61,258       46,182
Transfers between investment
sub-accounts and general account, net          1,028       10,761        3,954       10,151        2,504       18,758
Surrenders and lapses                           --           --           --         (9,267)      (7,290)       4,934
Loan collateral interest received               --           --           --           --           --           --
Transfers for policy loans                      --           --           --           --           --           --
Contract charges                              (1,058)      (3,906)      (1,958)     (12,512)     (21,532)     (14,172)
Other                                           --            (34)          (1)         (58)          41       (1,038)
                                           -----------------------------------    ----------------------    ---------
Total net accumulation unit transactions       4,319       43,831       12,474       18,266       34,981       54,664
                                           -----------------------------------    ----------------------    ---------
Increase (decrease) in net assets              2,359       22,768        4,110      (23,335)     (22,454)      (6,400)

Net assets, beginning of period                3,515       74,708       11,794      215,360      253,182      234,518
                                           -----------------------------------    ----------------------    ---------
NET ASSETS, END OF PERIOD                  $   5,874    $  97,476    $  15,904    $ 192,025    $ 230,728    $ 228,118
                                           ===================================    ======================    =========






UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance                             476.73     8,071.22     2,159.29    25,474.47    25,685.97    23,924.49
Units issued                                  690.34     4,921.04     2,765.25     3,533.72     6,975.96     5,581.87
Units transferred                             163.18     1,430.84     1,043.40     1,197.61       285.15     2,267.22
Units redeemed                               (160.32)     (483.86)     (490.03)   (2,401.24)   (3,070.50)   (1,095.78)
                                           -----------------------------------    ----------------------    ---------
Ending balance                              1,169.93    13,939.24     5,477.91    27,804.56    29,876.58    30,677.80
                                           ===================================    ======================    =========

   The accompanying notes are an integral part of these financial statements.






     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



                                                         SENTINEL VARIABLE PRODUCTS TRUST                 STRONG CAPITAL MANAGEMENT
                                  -------------------------------------------------------------------    --------------------------
                                     COMMON        GROWTH        MID CAP        MONEY          SMALL        MID CAP
                                     STOCK         INDEX         GROWTH         MARKET        COMPANY      GROWTH II  OPPORTUNITY II
                                     -----         -----         ------         ------        -------      ---------  --------------

NET INVESTMENT INCOME             $     6,075    $      50    $      --      $    17,547    $    2,248    $      --      $    1,280

REALIZED AND UNREALIZED
LOSS ON INVESTMENTS:

Capital gains distributions              --           --             --             --             800           --           5,712

Net realized (loss)
gain from shares sold                 (30,666)        (325)       (41,486)          --           9,297       (142,772)      (49,968)

Net unrealized depreciation
on investments                        (52,435)      (1,748)       (76,286)          --        (122,072)       (81,586)      (45,113)
                                  --------------------------------------------------------------------    -------------------------
NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS                   (83,101)      (2,073)      (117,772)          --        (111,975)      (224,358)      (89,369)
                                  --------------------------------------------------------------------    -------------------------
(DECREASE) INCREASE
IN NET ASSETS
RESULTING FROM OPERATIONS             (77,026)      (2,023)      (117,772)        17,547      (109,727)      (224,358)      (88,089)
                                  --------------------------------------------------------------------    -------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                  145,628        7,094        128,209        879,858       127,685        141,385        74,918
Transfers between investment
sub-accounts and general
account, net                           32,218           47        (28,300)      (841,539)       42,911        (30,282)       31,624
Surrenders and lapses                 (11,332)        --          (10,660)       (10,857)       (9,003)        (6,911)      (13,490)
Loan collateral interest
received                                 --           --             --             --               4           --            --
Transfers for policy loans               --           --             --            1,976            (2)          --            --
Contract charges                      (41,064)      (1,814)       (32,950)      (216,132)      (43,601)       (42,612)      (19,584)
Other                                     704            1            (32)           102           205           (195)         (621)
                                  --------------------------------------------------------------------    -------------------------
Total net accumulation
unit transactions                     126,154        5,328         56,267       (186,592)      118,199         61,385        72,847
                                  --------------------------------------------------------------------    -------------------------
Increase (decrease) in
net assets                             49,128        3,305        (61,505)      (169,045)        8,472       (162,973)      (15,242)

Net assets,
beginning of period                   414,969        5,341        475,364      1,624,793       719,070        579,303       287,684
                                  --------------------------------------------------------------------    -------------------------
NET ASSETS,
END OF PERIOD                     $   464,097    $   8,646    $   413,859    $ 1,455,748    $  727,542    $   416,330    $  272,442
                                  ====================================================================    =========================






UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance                   39,162.45       652.01      43,105.08     135,911.85     44,200.05      44,511.72     21,600.66
Units issued                        15,546.37       969.80      13,731.25      84,308.60      8,012.46      14,585.92      6,362.64
Units transferred                    3,439.40         6.43      (3,030.95)    (80,636.84)     2,692.74      (3,124.03)     2,685.77
Units redeemed                      (5,166.14)     (238.83)     (4,368.85)    (19,328.76)    (2,950.27)     (4,753.00)    (2,696.47)
                                  --------------------------------------------------------------------    -------------------------
Ending balance                      52,982.08     1,389.41      49,436.53     120,254.85     51,954.98      51,220.61     27,952.60
                                  ====================================================================    =========================

   The accompanying notes are an integral part of these financial statements.





     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002



                                                                 VARIABLE INSURANCE PRODUCTS FUNDS
                               ----------------------------------------------------------------------------------------------------
                                                               EQUITY                                    INVESTMENT
                                 CONTRAFUND      INCOME        GROWTH       HIGH INCOME      INDEX 500    GRADE BOND      OVERSEAS
                                 ----------      ------        ------       -----------      ---------    ----------      --------

NET INVESTMENT INCOME          $     4,757    $     1,087    $     2,279    $    38,528    $    66,842    $    18,719    $    3,247

REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:

Capital gains distributions           --            1,479           --             --             --             --            --

Net realized (loss)
gain from shares sold              (47,317)          (321)      (231,251)       (47,303)      (464,454)         3,959       (44,711)

Net unrealized (depreciation)
appreciation on investments        (18,198)       (15,818)      (119,877)        20,781       (954,839)        31,831       (54,301)
                               ----------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS         (65,515)       (14,660)      (351,128)       (26,522)    (1,419,293)        35,790       (99,012)
                               ----------------------------------------------------------------------------------------------------
(DECREASE) INCREASE IN
NET ASSETS
RESULTING FROM OPERATIONS          (60,758)       (13,573)      (348,849)        12,006     (1,352,451)        54,509       (95,765)
                               ----------------------------------------------------------------------------------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits               171,076         35,479        272,500         76,687      1,263,117         99,810        92,617
Transfers between investment
sub-accounts and general
account, net                        (3,255)        20,945         34,972        (19,495)        82,242         69,901        19,166
Surrenders and lapses               13,244           (200)       (30,866)       (20,500)      (176,455)        (1,273)       (5,643)
Loan collateral interest
received                                 4           --                9           --               17           --            --
Transfers for policy loans              (6)          --               (9)            (4)           (20)          --            --
Contract charges                   (61,853)        (8,979)       (91,960)       (27,953)      (463,147)       (32,775)      (28,456)
Other                                  697            (29)          (121)            91          1,030            (34)          258
                               ----------------------------------------------------------------------------------------------------
Total net accumulation
unit transactions                  119,907         47,216        184,525          8,826        706,784        135,629        77,942
                               ----------------------------------------------------------------------------------------------------
Increase (decrease)
in net assets                       59,149         33,643       (164,324)        20,832       (645,667)       190,138       (17,823)

Net assets,
beginning of period                581,877         62,424      1,043,364        346,948      5,709,273        432,825       429,930
                               ----------------------------------------------------------------------------------------------------
NET ASSETS,
END OF PERIOD                  $   641,026    $    96,067    $   879,040    $   367,780    $ 5,063,606    $   622,963    $  412,107
                               ====================================================================================================





UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance                50,343.97       6,300.16      85,970.43      51,959.54     536,883.47      39,144.49     54,400.00
Units issued                     14,911.83       3,986.61      25,097.26       8,709.29     128,038.57       8,544.48     12,619.99
Units transferred                  (283.72)      2,353.49       3,220.92      (2,214.03)      8,336.64       5,984.04      2,611.56
Units redeemed                   (3,790.98)       (966.34)    (10,661.22)     (5,208.85)    (60,840.97)     (2,613.51)    (4,222.29)
                               ----------------------------------------------------------------------------------------------------
Ending balance                   61,181.10      11,673.92     103,627.39      53,245.95     612,417.71      51,059.50     65,409.26
                               ====================================================================================================

   The accompanying notes are an integral part of these financial statements.




     NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT (A
          SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE
                                    COMPANY)

                       STATEMENTS OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 2002
                                                           MARKET STREET FUND
                                                       ------------------------
                                                          MANAGED         BOND
                                                          -------         ----

NET INVESTMENT INCOME                                  $   8,741      $  22,475

REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS:

Capital gains distributions                                 --             --

Net realized (loss) gain from shares sold                (57,323)         2,371

Net unrealized appreciation
on investments                                            17,393         23,117
                                                       ------------------------
NET REALIZED AND UNREALIZED
(LOSS) GAIN ON INVESTMENTS                               (39,930)        25,488
                                                       ------------------------
(DECREASE) INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                (31,189)        47,963
                                                       ------------------------
ACCUMULATION UNIT TRANSACTIONS:
Participant deposits                                      82,056         63,465
Transfers between investment
sub-accounts and general account, net                      2,179         43,612
Surrenders and lapses                                     (2,193)       (14,730)
Loan collateral interest received                           --             --
Transfers for policy loans                                  --             --
Contract charges                                         (36,581)       (33,251)
Other                                                        343             (1)
                                                       ------------------------
Total net accumulation unit transactions                  45,804         59,095
                                                       ------------------------
Increase in net assets                                    14,615        107,058

Net assets, beginning of period                          312,762        488,849
                                                       ------------------------
NET ASSETS, END OF PERIOD                              $ 327,377      $ 595,907
                                                       ========================





UNITS ISSUED,
TRANSFERRED AND
REDEEMED:
Beginning balance                                      29,418.21      40,576.21
Units issued                                            8,365.24       4,841.57
Units transferred                                         222.14       3,327.04
Units redeemed                                         (3,691.45)     (3,403.56)
                                                       ------------------------
Ending balance                                         34,314.14      45,341.26
                                                       ========================

   The accompanying notes are an integral part of these financial statements.




NATIONAL VARIABLE LIFE INSURANCE ACCOUNT (ESTATE PROVIDER SEGMENT) (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain mutual fund portfolios within the Sentinel Variable Products Trust (SVPT), and for the SVPT Money Market Fund.

National Life maintains three segments within the Variable Account. The VariTrak Segment within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as VariTrak. On May 1, 1998, National Life established the Estate Provider Segment (the Segment) within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12, 1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Alger American Fund, American Century Variable Portfolios (ACVP), Dreyfus, INVESCO Variable Investment Funds, JP Morgan Series Trust II, Neuberger Berman Management, Inc., SVPT, Strong Capital Management, and Fidelity Variable Insurance Products Fund and Fidelity Variable Insurance Products Fund II (VIPF). Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies, which are first invested in the SVPT Money Market Portfolio. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-eight sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

On April 25, 2003, two investment portfolios of the Market Street Fund, Inc
(MSF) were merged into two series of the Gartmore Variable Insurance Trust
(GVIT). The GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund replaced the Market Street Bond Fund and Market Street Managed Fund, respectively.

Subsequently, on August 1, 2003, certain mutual fund substitutions were completed. The Company replaced the balance of mutual fund portfolios within GVIT with newly created funds of the SVPT. The SVPT Bond Fund and SVPT Balanced Fund replaced the GVIT Government Bond Fund and JP Morgan GVIT Balanced Fund, respectively. The investment portfolios within GVIT are no longer available to policyholders. See Note 7 for additional information on fund substitutions.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Alger American Growth Fund, Alger American Leveraged All Cap Fund, Alger American Small Cap Fund, ACVP Income & Growth, ACVP Value, Dreyfus Socially Responsible Growth Fund, INVESCO Variable Investment Funds Dynamics, INVESCO Variable Investment Funds Health Sciences, INVESCO Variable Investment Funds Technology, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Neuberger Berman Partners Portfolio, SVPT Balanced, SVPT Bond, SVPT Common Stock, SVPT Growth Index , SVPT Mid Cap Growth, SVPT Money Market, SVPT Small Company, Strong Capital Management Mid Cap Growth II, Strong Capital Management Opportunity II, VIPF Contrafund Portfolio, VIPF Equity Income Portfolio, VIPF Growth Portfolio, VIPF High Income Portfolio, VIPF Index 500 Portfolio, VIPF Investment Grade Bond Portfolio, and VIPF Overseas Portfolio. The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statements of Operations.

INVESTMENT TRANSACTIONS

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and capital gain distributions are recorded on the ex-dividend date. The cost of investments sold is determined using the first-in first-out basis method.

PARTICIPANT TRANSACTIONS

Payments received from policyholders represent participant deposits under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by applicable deductions, charges and state premium taxes. Policyholders may allocate amounts in their individual accounts to variable investment options and to the guaranteed interest account of the Company's General Account. Transfers between funds and guaranteed interest account, net, are amounts that participants have directed to be moved among investment options, including permitted transfers to and from the guaranteed interest account.

Surrenders and lapses are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them. Withdrawal charges, if applicable, are included in Transfers for contract benefits and terminations and represent deferred contingent withdrawal charges that apply to certain withdrawals under the Contracts. Included in Contract charges are administrative, cost of insurance, and other variable charges deducted monthly from the Contracts.

FEDERAL INCOME TAXES

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

RECLASSIFICATIONS

Certain amounts presented for the prior years were reclassified to conform with the presentation used in the current year.


NOTE 3 - CHARGES AND EXPENSES

The following table describes the charges and expenses assessed when buying, owning and surrendering a Policy within the Segment. Such charges reimburse the Company for the insurance and other benefits provided, its assumption of mortality and expense risks, and administration costs. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

                                    CHARGES AND DEDUCTIONS
                                    WHEN CHARGE IS
DESCRIPTION OF CHARGE               DEDUCTED                      AMOUNT DEDUCTED                 HOW DEDUCTED



                                    Upon receipt of Premium       7.40% - 10.40% depending        Deducted from Premium
Premium Expense Charge
                                    Payment                       on Policy Year                  Payment
                                                                  Based on Joint Age at
                                    Upon surrender or lapse
                                                                  issue or time of increase;
                                    before the end of Policy                                      Deducted from
                                                                  Level up to 5 years,
Surrender Charge                    Year 10, or the ten years                                     Accumulated Value upon
                                                                  declines thereafter each
                                    after an increase in the                                      Surrender or Lapse
                                                                  month by 1/60 of initial
                                    Basic Coverage
                                                                  surrender charge
                                    On the Date of Issue of       Varies based on Net
                                                                                                  Unit Liquidation from
Cost of Insurance Charge            the Policy and on each        amount at Risk, age of the
                                                                                                  Account Value
                                    Monthly Policy Date           insureds and other factors
                                    On the Date of Issue of       0.75% - 0.90% in Policy
                                                                                                  Unit Liquidation from
Variable Account Charge             the Policy and on each        Years 1 - 10; 0.25% -
                                                                                                  Account Value
                                    Monthly Policy Date           0.35% after Policy Year 10
                                                                  $15.00 plus $0.08 per
                                    On the Date of Issue of
                                                                  $1000 of basic coverage in      Unit Liquidation from
Administrative Charge               the Policy and on each
                                                                  Policy Years 1 - 10; $7.50      Account Value
                                    Monthly Policy Date
                                                                  after Policy Year 10
                                    Upon making a                 The lesser of 2% of the         Deducted from the
Withdrawal Charge
                                    Withdrawal                    Withdrawal amount or $25        Withdrawal amount
                                                                  Currently no charge is          Deducted from the Transfer
Transfer Charge                     Upon making a Transfer
                                                                  assessed                        amount
                                    At the time Report is         Determined at time Report       Pro-Rata Unit Liquidation
Projection Report Charge
                                    requested                     is requested                    from Account Value
                                    On the Date of Issue of       Amount varies depending
                                                                                                  Unit Liquidation from
Riders                              the Policy and on each        on the specifics of the
                                                                                                  Account Value
                                    Monthly Policy Date           Policy

The SVPT mutual fund portfolios are managed by an affiliate of National Life. During the year ended December 31, 2003, management fees were paid directly by the sub-accounts to the affiliate investment manager. The advisory agreement provides for fees ranging from .25% to .55% based on individual portfolios and average daily net assets. The investment manager currently waives all or a portion of its management fees for some of the sub-accounts. The effective advisory fee rates paid by the sub-accounts in 2003, after taking these waivers into account, range from 0% to .39%. The investment manager expects to waive all or a portion of its management fees for some of the sub-accounts in 2004.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 2003 are set forth below:

Portfolio                                            Shares                   Cost

Alger American Fund
Growth                                               3,400                    99,163
Leveraged All Cap                                    1,462                    35,203
Small Capitalization                                 7,333                    110,473
American Century Variable Portfolios
Income & Growth                                      74,485                   462,268
Value                                                95,546                   651,561
Dreyfus
Socially Responsible                                 293                      6,372
INVESCO Variable Investment Funds
Dynamics                                             10,900                   111,094
Health Sciences                                      7,904                    126,823
Technology                                           2,780                    26,704
JP Morgan Series Trust II
International Opportunities                          20,103                   170,647
Small Company                                        23,076                   287,790
Neuberger & Berman
Partners Portfolio                                   23,061                   309,346
Sentinel Variable Products Trust
Balanced                                             57,131                   577,803
Bond                                                 46,875                   469,814
Common Stock                                         63,315                   540,569
Growth Index                                         2,280                    15,156
Mid Cap Growth                                       85,193                   596,792
Money Market                                         1,563,674                1,563,674
Small Company                                        77,570                   821,164
Strong Capital Management
Mid Cap Growth II                                    38,331                   509,569
Opportunity II                                       21,684                   385,964
Variable Insurance Products Fund
Contrafund                                           35,920                   701,146
Equity Income                                        9,332                    189,422
Growth                                               48,224                   1,428,539
Index 500                                            55,718                   6,925,476
Investment Grade Bond                                51,343                   669,918
High Income                                          73,199                   464,300
Overseas                                             38,547                   534,601


The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the year ended December 31, 2003 aggregated the following:

                                                                             Sales
Portfolio                                               Purchases            Proceeds
Alger American Fund
Growth                                                  $     35,687         $ 7,486
Leveraged All Cap                                             16,049         2,929
Small Capitalization                                          109,629        3,193
American Century Variable Portfolios
Income & Growth                                               112,576        113,268
Value                                                         109,304        61,125
Dreyfus
Socially Responsible                                          4,769          486
Gartmore
Government Bond                                (A)            736,610        1,286,756
JP Morgan Balanced                             (A)            822,200        1,155,853
INVESCO Variable Investment Funds
Dynamics                                                      107,950        3,394
Health Sciences                                               17,444         5,327
Technology                                                    12,370         5,425
JP Morgan Series Trust II
International Opportunities                                   33,355         81,329
Small Company                                                 58,196         47,940
Neuberger Berman
Partners Portfolio                                            91,279         50,300
Sentinel Variable Products Trust
Balanced                                       (A)            603,473        27,559
Bond                                           (A)            496,333        27,319
Common Stock                                                  185,033        149,473
Growth Index                                                  9,395          3,702
Mid Cap Growth                                                183,718        82,428
Money Market                                                  738,345        630,419
Small Company                                                 180,732        149,099
Strong Capital Management
Mid Cap Growth II                                             135,620        171,911
Opportunity II                                                70,749         36,242
Variable Insurance Products Fund
Contrafund                                                    215,900        198,276
Equity Income                                                 103,223        19,248
Growth                                                        408,257        117,093
Index 500                                               1,289,299            771,337
Investment Grade Bond                                         245,189        168,856
High Income                                                   122,279        56,516
Overseas                                                      128,417        116,154

(A) On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable Insurance Trust (GVIT). Subsequently, on August 1,
2003, newly created funds of the Sentinel Variable Products Trust replaced GVIT.

See Note 1 for additional information on fund mergers and substitutions in 2003.

NOTE 6 - FINANCIAL HIGHLIGHTS
A summary of units outstanding and unit values for the Segment, the investment income ratios, the expense ratios, excluding expenses of the underlying funds, and total return for the years ended 2003, 2002 and 2001 are shown below. Information for the year ended 2003 reflects the adoption of AICPA Statement of Position 03-5, FINANCIAL HIGHLIGHTS OF SEPARATE ACCOUNTS. Certain ratios presented for the prior years reflect the presentation used in the current year.



                                                                                                   FOR THE YEAR ENDED
                                                  AT DECEMBER 31, 2003                             DECEMBER 31, 2003
                                                                                                   INVESTMENT
                                                                                                   INCOME
PORTFOLIO                                         UNITS          UNIT VALUE      NET ASSETS        RATIO*         TOTAL RETURN**
Alger Amercian Fund
Growth                                            14,079.06      8.04            113,190           0.00%          35.12%
Leveraged All Cap                                 5,470.94       7.51            41,070            0.00%          34.77%
Small Cap                                         15,663.66      8.14            127,451           0.00%          42.25%
American Century Variable Portfolios
Income & Growth                                   44,439.24      11.01           489,363           1.30%          29.40%
Value                                             53,173.65      14.00           744,303           1.01%          29.01%
Dreyfus
Socially Responsible                              1,003.78       6.94            6,967             0.19%          25.97%
Gartmore
Government Bond                         (A)                                                        7.41%          (9.13%)
JP Morgan Balanced                      (A)                                                        3.19%          (9.85%)
INVESCO Variable Investment Funds
Dynamics                                          18,541.24      6.92            128,295           0.00%          37.84%
Health Sciences                                   15,541.10      8.94            138,871           0.00%          27.84%
Technology                                        7,823.45       4.22            33,001            0.00%          45.46%
JP Morgan Series Trust II
International Opportunities                       20,769.09      9.15            189,971           0.83%          32.37%
Small Company                                     30,896.84      10.50           324.450           0.00%          36.02%
Neuberger Berman Partners Portfolio               35,354.81      10.05           355,141           0.00%          35.01%
Sentinel Variable Products Trust
Balanced                                (A)       54,492.83      11.81           643,298           0.88%          18.05%
Bond                                    (A)       34,536.70      13.91           480,464           2.91%          39.12%
Common Stock                                      55,599.87      11.51           640,112           0.90%          31.43%
Growth Index                                      2,242.84       7.71            17,302            0.92%          24.02%
Mid Cap Growth                                    59,329.46      11.88           704,550           0.00%          41,88%
Money Market                                      128,209.70     12.20           1,563,674         0.74%          0.71%
Small Company                                     53,429.49      19.53           1,043,311         0.11%          39.48%
Strong Capital Management
Mid Cap Growth II                                 48,242.24      10.91           526,278           0.00%          34.18%
Opportunity II                                    30,837.55      13.35           411,785           0.08%          36.96%
Variable Insurance Products Trust
Contrafund                                        61,727.17      13.46           830,834           2.27%          28.43%
Equity Income                                     20,168.87      10.73           216,312           0.16%          30.32%
Growth                                            132,829.96     11.27           1,496,873         0.57%          32.89%
High Income                                       57,873.59      8.79            508,733           6.38%          27.21%
Index 500                                         661,923.49     10.62           7,027,681         11.92%         28.38%
Investment Grade Bond                             54,492.84      12.84           700,833           0.41%          5.21%
Overseas                                          66,528.69      9.03            600,942           0.56%          43.38%


(A)  On April 25, 2003, balances within the Market Street Fund, Inc. were merged with the Gartmore Variable
Insurance Trust (GVIT). Subsequently, on August 1, 2003, newly created funds of the Sentinel Variable Products
Trust replaced GVIT.  See Note 1 for additional information on fund mergers and substitutions in 2003.



* These amounts represent dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the sub-account invests.

** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.




                                                     2002
                                                     UNIT VALUE
                                                     (BEGINNING OF  UNIT VALUE                    INVESTMENT       TOTAL
PORTFOLIO                               UNITS        YEAR)          (END OF YEAR)  NET ASSETS     INCOME RATIO *   RETURN**
Alger American Fund
Leveraged All Cap                       3,178.86     8.43           5.57           17,713         0.00%            (33.90%)
Growth                                  9,363.01     8.88           5.95           55,693         0.00%            (33.02%)
Small Cap                               588.11       7.75           5.72           3,362          0.00%            (26.24%)
American Century Variable Portfolios
VP Value                                49,739.79    12.42          10.85          539,894        0.80%            (12.61%)
VP Income & Growth                      45,696.90    10.56          8.51           389,024        1.08%            (19.38%)
Dreyfus Socially Responsible
Growth Fund                             353.92       7.75           5.51           1,950          0.00%            (28.91%)
INVESCO Variable Investment Funds
Dynamics                                1,169.93     7.37           5.02           5,874          0.00%            (31.87%)
Health Sciences                         13,939.24    9.26           6.99           97,476         0.00%            (24.48%)
Technology                              5,477.91     5.46           2.90           15,904         0.00%            (46.83%)
Market Street Fund
Managed                                 34,314.14    10.63          9.54           327,377        2.81%            (10.25%)
Bond                                    45,341.26    12.05          13.14          595,907        4.09%            9.07%
JP Morgan Series Trust II
International Opportunities             27,804.56    8.45           6.91           192,025        0.47%            (18.27%)
Small Company                           29,876.58    9.86           7.72           230,728        0.20%            (21.68%)
Neuberger Berman Partners Portfolio     30,677.80    9.80           7.44           228,118        0.49%            (24.12%)
Sentinel Variable Products Trust
Growth Index                            1,389.41     8.19           6.22           8,646          0.64%            (24.02%)
Common Stock                            52,982.08    10.60          8.76           464,097        1.41%            (17.36%)
Mid Cap Growth                          49,436.53    11.03          8.37           413,859        0.00%            (24.10%)
Money Market                            120,254.85   11.95          12.11          1,455,748      1.29%            1.30%
Small Company                           51,954.98    16.27          14.00          727,542        0.30%            (13.93%)
Strong Capital Management
Opportunity II                          27,952.60    13.32          9.75           272,442        0.48%            (26.83%)
Mid Cap Growth II                       51,220.61    13.01          8.13           416,330        0.00%            (37.52%)
Variable Insurance Products Trust
Overseas                                65,409.26    7.90           6.30           412,107        0.76%            (20.25%)
Growth                                  103,627.39   12.14          8.48           879,040        0.24%            (30.13%)
High Income                             53,245.95    6.68           6.91           367,780        10.56%           3.40%
Contrafund                              61,181.10    11.56          10.48          641,026        0.77%            (9.36%)
Index 500                               612,417.71   10.63          8.27           5,063,606      1.28%            (22.22%)
Investment Grade Bond                   51,059.50    11.06          12.20          622,963        3.41%            10.31%
Equity Income                           11,673.92    9.91           8.23           96,067         1.31%            (16.96%)


* These amounts represent  dividends,  excluding  distributions of capital gains,  received by the sub-account from the  underlying  mutual fund,  net of  management  fees  assessed by the fund  manager,  divided by the average net assets. These ratios exclude those expenses,  such as mortality,  expense and administrative  charges,  that result in direct  reductions in the unit values.  The recognition of investment  income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.




                                                  2001
                                                                    UNIT VALUE    UNIT VALUE                 INVESTME
                                                                    (BEGINNING    (END OF                    NT INCOME     TOTAL
PORTFOLIO                                         UNITS             OF YEAR)      YEAR)        NET ASSETS    RATIO*        RETURN**
Alger American Fund
Leveraged All Cap                                 935.73            10.03         8.43         7,889                       (15.94)%
Growth                                  (A)       3,964.73          10.67         8.88         35,194        0.16%         (8.77)%
Small Cap                               (A)       331.28            10.74         7.75         2,567         0.08%         (15.96)%
American Century Variable Portfolios
VP Value                                          38,371.20         11.01         12.42        476,647       0.69%         12.82%
VP Income & Growth                                43,606.93         11.52         10.56        460,416       0.83%         (8.35)%
Dreyfus Socially Responsible
Growth Fund                             (B)       104.49            8.68          7.75         810                         (8.27)%
INVESCO Variable Investment Funds
Dynamics                                          476.73            10.71         7.37         3,515                       (31.16)%
Health Sciences                                   8,071.22          10.59         9.26         74,708        0.63%         (12.60)%
Technology                                        2,159.29          10.08         5.46         11,794                      (45.81)%
Market Street Fund
Managed                                           29,418.21         $11.43        $10.63       $312,762      4.62%         (6.99%)
Bond                                              40,576.21         11.22         12.05        488,849       5.28%         7.38%
JP Morgan Series Trust II
International Opportunities                       25,474.47         10.45         8.45         215,360       1.13%         (19.10)%
Small Company                                     25,685.97         10.72         9.86         253,182       0.05%         (8.05)%
Neuberger Berman Partners Portfolio               23,924.49         10.09         9.80         234,518       0.37%         (2.85)%
Sentinel Variable Products Trust
Growth Index                            (A)       652.01            9.78          8.19         5,341         0.31%         (4.53)%
Common Stock                                      39,162.45         11.53         10.60        414,969       1.16%         (8.10)%
Mid Cap Growth                                    43,105.08         14.56         11.03        475,364                     (24.26)%
Money Market                                      135,911.85        11.66         11.95        1,624,793     3.14%         2.53%
Small Company                                     44,200.05         15.44         16.27        719,070       0.37%         5.37%
Strong Capital Management
Opportunity II                                    21,600.66         13.83         13.32        287,684       0.47%         (3.70)%
Mid Cap Growth                                    44,511.72         18.80         13.01        579,303                     (30.77)%
Variable Insurance Products Fund
Overseas                                          54,400.00         10.03         7.90         429,930       4.83%         (21.21)%
Growth                                            85,970.43         14.74         12.14        1,043,364     0.07%         (17.66)%
High Income                                       51,959.54         7.56          6.68         346,948       9.37%         (11.68)%
Contrafund                                        50,343.97         13.17         11.56        581,577       0.85%         (12.24)%
Index 500                                         536,883.47        12.10         10.63        5,709,273     1.09%         (12.11)%
Investment Grade Bond                             39,144.49         10.19         11.06        432,825       2.19%         8.51%
Equity Income                           (A)       6,300.16          10.59         9.91         62,424                      (3.24)%



* These amounts represent  dividends,  excluding  distributions of capital gains,  received by the sub-account from the  underlying  mutual fund,  net of  management  fees  assessed by the fund  manager,  divided by the average net assets. These ratios exclude those expenses,  such as mortality,  expense and administrative  charges,  that result in direct  reductions in the unit values.  The recognition of investment  income by the sub-accounts is affected by the timing of the declaration of dividends by the underlying fund in which the sub-accounts invest.

** These amounts represent the total return for the year, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

Certain portfolios commenced operations during 2001: (A) beginning February 2001, (B) beginning July 2001. These ratios were calculated on a period less than 12 months. Beginning unit values were determined by the Company.

NOTE 7 - FUND SUBSTITUTIONS

Substitution transactions that occurred on August 1, 2003 are shown below. Immediately after the transaction, an Owner of the Variable Account held the same total dollar value of units in his or her account; only the investment option of the sub-account was changed.

August 1, 2003                    Removed Portfolio                                  Surviving Portfolio
                                  GVIT GOVERNMENT BOND FUND                          SVPT BOND FUND
Shares                            38,140.07                                          45,539.25
NAV                               $ 11.94                                            $ 10.00
Net assets before                 $ 455,392
Net assets after                                                                     $ 455,392
                                  GVIT JP MORGAN BALANCED FUND                       SVPT BALANCED FUND
Shares                            60,655.51                                          52,163.74
NAV                               $ 8.60                                             $ 10.00
Net assets before                 $ 521,637
Net assets after                                                                     $ 521,637



NOTE 8 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.


NOTE 9 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.


NOTE 10 - DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.

                            PART C: OTHER INFORMATION



ITEM 26. EXHIBITS


     (a) Resolutions of the Board of Directors of National Life Insurance Company ("Depositor") authorizing establishment of National Variable Life Insurance Account ("Registrant") (2)
     (b)  Custodian Agreements: Not applicable
     (c) (1) Form of Distribution Agreement between National Life Insurance Company and Equity Services, Inc. (4)
          (2) Form of Equity Services, Inc. Branch Office Supervisor Contract
          (2)
          (3) Form of Equity Services, Inc. Registered Representative Contract
          (2)
          (4) Schedule of Sales Commissions (6)
     (d) Contracts:
          (1)    Specimen Sentinel Estate Provider Policy Form (6)
          (2)    Rider for Guaranteed Death Benefit (6)
          (3)    Rider for Additional Protection Benefit (6)
          (4)    Rider for Policy Split Option (6)
          (5)    Rider for Estate Preservation (6)
          (6)    Rider for Annually Renewable Term (6)
          (7)    Rider for Continuing Coverage (6)
          (8)    Rider for Enhanced Death Benefit (6)
          (9)    Rider for Automatic Increase (6)

     (e) Application (6) (f) Corporate documents:
          (1)    National Life Insurance Company's Charter documents (2)
          (2)    National Life Insurance Company's By-laws (2)
     (g)      Reinsurance agreements
          (1) Automatic Modified-Coinsurance (Mod-Co) Reinsurance and Service Agreement, between National Life
               Insurance Company and xxxxxx, effective as of September 1, 1998. (12)


          (2) Automatic and Facultative YRT Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
          (3) Automatic Modified -Coinsurance (Mod-Co) Reinsurance and Service Agreement - National Life Insurance Company and xxx, effective December 31, 1998 (11)
          (4) Automatic and Facultative Yearly Renewable Term Reinsurance Agreement - National Life Insurance Company and xxx, effective January 1, 2002 (11)
          (5)  Automatic Yearly Renewable Term Reinsurance Agreement
               - National Life Insurance Company and xxx, effective May 1, 1999 (11)
          (6) Reinsurance Agreement - National Life Insurance Company and xxxx, effective April 1, 1993 (11)
          (7) Reinsurance Agreement - National Life Insurance Company and xxx, effective October 1, 1994 (11)


     (h) Participation Agreements:
          (1) (a) Form of Participation Agreement - Market Street, National Life Insurance Company and Equity Services, Inc. (4) (b) Form of Amendment No. 2 to Participation Agreement - Market Street, National Life
               Insurance Company and Equity Services, Inc. (6)
          (2) (a)Participation Agreement - Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) - August 12, 1989 (3) (b) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company (4) (c)Amendment No. 3 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company (6)

          (3) Participation Agreement - National Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Special Fund II, Strong Capital Management, Inc. and Strong
               Funds Distributors, Inc. (6)
          (4) (a)Form of Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life
               Insurance Company (3)
               (b)Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (5)
               (c)Form of Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company (6)

          (5) Form of Shareholder Service Agreement - between National Life Insurance Company and American Century Investment Management, Inc. (6) (a)Form of Amendment to Shareholder Services Agreement (12)
          (6) Form of Participation Agreement - National Life Insurance Company and Neuberger & Berman Advisers Managers Trust (6) (a)Form of Amendment to Participation Agreement (12)
          (7) Form of Participation Agreement - National Life Insurance Company and J.P. Morgan Series Trust II (6)
          (8) Participation Agreement between National Life Insurance Company, INVESCO Variable Investment Funds, Inc., INVESCO Funds Group, Inc., and INVESCO Distributors, Inc. (8)
          (9) Participation Agreement between National Life Insurance Company and The Dreyfus Socially Responsible Growth Fund, Inc. (8) (a) Form of Amendment to Participation Agreement (12)
          (10) Form of Participation Agreement - Alger American Fund, National Life insurance Company and Fred Alger and Company (4)
          (11) Participation Agreement between Sentinel Variable Products Trust, National Life Insurance Company and Equity Services, Inc. (10)
          (12) Form of Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and National Life Insurance Company (12)
          (13) Form of Amended and Restated Participation Agreement
               - National Life Insurance Company, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton
               Distributors, Inc. (12)
          (14) Form of Participation Agreement - National Life Insurance Company, Scudder Variable Series II, Scudder Distributors, Inc. and Deutsche Investment Management Americas,
               Inc. (12)
          (15) Form of Participation Agreement among T. Rowe Price Equity Serives, Inc., T. Rowe Price Investment Services, Inc. and National Life Insurance Company
               (12)

     (i)  Administrative Contracts: Not applicable
     (j)  Other Material Contracts:  Not applicable

     (k) Opinion and Consent of D. Russell Morgan, Assistant General Counsel, as to the legality of the securities being offered (*)
     (l) Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A, Actuary and Vice President - Product Development, as to actuarial matters pertaining to the securities being registered. (*)

     (m)  Calculation (13)

     (n)  (1)Consent of PricewaterhouseCoopers LLP, Auditors (*)
          (2)Consent of Sutherland Asbill & Brennan LLP (*)

     (o)  Omitted Financial Statements (p) Initial Capital Agreement:
          Not applicable
     (q) Redeemability exemption: Memo describing issuance, transfer and redemption procedures (8) (r) Powers of Attorney
          (1)Robert E. Boardman (1)
          (2)A. Gary Shilling (1)
          (3)Jeremiah E. Casey (9)
          (4)Thomas H. MacLeay(9)

1. Incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate Provider) filed January 22, 1998

2 Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
3 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sent. Adv.) filed February 25, 1999.
4 Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996
5 Incorporated herein by reference to Post Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997
6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998
7 Incorporate herein by reference to Post Effective Amendment No.1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Est. Provider) filed February 26, 1999
8 Incorporated herein by reference to Post-Effective Amendment No. 4 to the Form S-6 Registration Statement (File # 333-44723) for National Variable Life Insurance Account (Sentinel Estate Provider) filed May 1, 2001.
9. Incorporated herein by reference to Post-Effective Amendment No. 5 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), May 1, 2002
10 Incorporated herein by reference to Post Effective Amendment No. 12 to the Form N-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed February 28, 2003

(11) Incorporated herein by reference to Post-Effective Amendment No. 14 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed March 1, 2004
(12) Incorporated herein by reference to Post-Effective Amendment No. 15 to the Form N-6 Registration Statement for National Variable Life Insurance Account (VariTrak - File No. 33-91938) filed May 1, 2004
(13) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Form N-6 Registration Statement for National Variable Life Insurance Account (Sentinel Estate Provider - File No. 333-44723) filed May 1, 2003
(*) Filed herewith

ITEM 27. DIRECTORS AND OFFICERS OF THE DEPOSITOR


NAME AND PRINCIPAL BUSINESS ADDRESS*           POSITIONS AND OFFICES
                                                  WITH DEPOSITOR
------------------------------------           ---------------------------------
Thomas H. MacLeay                              Chairman of the Board & CEO and
                                                    Director

James A. Mallon                                President & Chief Operating
                                                    Officer  and Director

Robert E. Boardman                             Director
Hickok & Boardman Financial Network
346 Shelburne Street, P. O. Box 1064
Burlington, VT  05402-1064

Jeremiah E. Casey                              Director
Allfirst Financial, Inc.
25 S. Charles Street
Baltimore, MD  21201

Bruce Lisman                                   Director
Bear Stearns Companies
383 Madison Avenue, 5th Floor
New York, NY  10179

A. Gary Shilling                               Director
A. Gary Shilling & Co., Inc.
500 Morris Avenue
Springfield, NJ  07081-1020

Edward J. Bonach                               Executive Vice President &
                                                  Chief Financial Officer
Rodney A. Buck                                 Executive Vice President &
                                                  Chief Investment Officer

Michele S. Gatto                               Executive Vice President -
                                                  Corporate Services & General
                                                  Counsel
Gregory H. Doremus                             Senior Vice President - New
                                                  Business & Customer Service
Charles C. Kittredge                           Senior Vice President - Marketing
                                                  Development & Operations
Wade H. Mayo                                   Senior Vice President
Ruth B. Smith                                  Senior Vice President -
                                                  Registered Product & Life
                                                  Event Distribution.
James K. McQueston                             Secretary of the Corporation
Robert E. Cotton                               Treasurer

*Unless otherwise indicated, the principal business address is National Life Drive, Montpelier, VT 05604.



ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.


         A list of all persons directly or indirectly controlled by or under common control with National Life is set forth below. All of the stock of National Life is owned by NLV Financial Corporation, a Delaware corporation. All of the stock of NLV Financial Corporation is owned by National Life Holding Company, a mutual insurance holding company organized under Vermont law.


         National Life Insurance Company owns 100% of Administrative Services, Inc. , a Vermont administrative services company and National Financial Services, Inc., a Vermont holding company. National Financial Services, Inc. owns 100% of LSW National Holdings, Inc., a Vermont holding company; LSW National Holdings Inc. owns 100% of Insurance Investors Life Insurance Company, a Texas corporation; Insurance Investors Life Insurance Company owns 100% of Life Insurance Company of the Southwest, a Texas corporation.

         National Life Insurance Company owns 100% of NL Capital Management, Inc., a Vermont corporation NL Capital Management, Inc. owns 100% of National Retirement Plan Advisors, Inc., a Delaware administrative service corporation, Sigma American Corporation, a Delaware holding company and Equity Services, Inc., a Vermont securities broker-dealer. Equity Services, Inc. owns 100% of Sentinel Administrative Service Corporation, a Vermont holding company. Sentinel Administrative Service Corporation and Sigma American Corporation, a Delaware holding corporation, are the majority partners of Sentinel Administrative Service Company, a Vermont general partnership which provides transfer agency services and National Retirement Plan Advisors, Inc. and Providentmutual Management Company, Inc., a Delaware holding corporation a subsidiary of Sigma American Corporation, are the majority partners of Sentinel Advisors Company, a Vermont general partnership.

         NL Capital Management, Inc. and Sigma American Corporation are the majority partners of Sentinel Management Company, a Vermont general partnership which provides management services. NL Capital Management, Inc. and Providentmutual Financial Services, Inc., a Delaware holding corporation and a subsidiary of Providentmutual Management Company, Inc., are the majority partners of Sentinel Financial Services Company, a Vermont general partnership which is a securities broker-dealer. Sentinel Management Company owns 100% of American Guaranty & Trust Company, a Delaware corporation.

ITEM 29. INDEMNIFICATION


         The By-Laws of Depositor provide, in part in Article VI, as follows:

         7.1 Indemnification.

         (a) The Corporation shall indemnify and hold harmless any officer, director, employee or agent of the Corporation to the fullest extent permitted under Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated, as the same may be amended from time to time. Any repeal or modification of this
Section 7.1 or of Title 11A, Chapter 8, Subchapter 5 of the Vermont Statutes Annotated shall not adversely affect any right of indemnification of any officer, director or employee of the Corporation existing at any time prior to such repeal or modification. Provided, however, that the Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

         (b) The Corporation may pay or reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this article or otherwise. The Corporation may require security for any such undertaking.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any such action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30.   PRINCIPAL UNDERWRITER

          (a) Equity Services, Inc. (ESI) is the principal underwriter for National Variable Annuity Account II and National Variable Life Insurance Account.

         (b) The following information is furnished with respect to the officers and directors of ESI:



------------------------------------- -------------------------------------------------- ----------------------------------------
NAME AND PRINCIPAL BUSINESS ADDRESS*  POSITIONS AND OFFICES WITH ESI                     POSITIONS AND OFFICES WITH DEPOSITOR
------------------------------------  ------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Kenneth R. Ehinger                    President & Chief Executive Officer                None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
John M. Grab                          Senior Vice President & Chief Financial Officer    None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Stephen A. Englese                    Senior Vice President - Securities Operations      None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Gregory D. Teese                      Vice President - Compliance                        None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Isabelle Keiser                       Vice President                                     None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Tammy W. King                         Vice President - Marketing & Field Development     None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Budd A. Shedaker                      Assistant Vice President - Communications          None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Wendy K. Nunez                        Assistant Vice President                           None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
D. Russell Morgan                     Counsel                                            Assistant General Counsel
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Sharon E. Bernard                     Treasurer & Controller                             None
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
James K. McQueston                    Secretary                                          Assistant General Counsel & Secretary
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Thomas H. MacLeay                     Director                                           Chairman & Chief Executive Officer
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Edward J. Bonach                      Director                                           Executive Vice President & Chief
                                                                                         Financial Officer
------------------------------------- -------------------------------------------------- ----------------------------------------
------------------------------------- -------------------------------------------------- ----------------------------------------
Rodney A. Buck                        Director                                           Executive Vice President & Chief
                                                                                         Investment Officer
------------------------------------- -------------------------------------------------- ----------------------------------------


  *Unless otherwise indicated, principal business address is One National Life Drive, Montpelier, Vermont 05604.


         (c) Commission and other compensation received, directly or indirectly from the Registrant during Registrant's last fiscal year by each principal underwriter:


---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
NAME OF                      NET UNDERWRITING           COMPENSATION ON            BROKERAGE COMMISSIONS      OTHER COMPENSATION
PRINCIPAL                    DISCOUNTS AND COMMISSIONS  REDEMPTION
UNDERWRITER
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
---------------------------- -------------------------- -------------------------- -------------------------- ----------------------
Equity Services, Inc.                $282,322                      -0-                     $282,322                      -0-

---------------------------- -------------------------- -------------------------- -------------------------- ----------------------


ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS.


All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by National Life Insurance Company at One National Life Drive, Montpelier, Vermont 05604.


ITEM 32.  MANAGEMENT SERVICES


All management contracts are discussed in Part A or Part B.


ITEM 33.  FEE REPRESENTATION


National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectus contained in this registration statement, in the aggregate are reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, National Variable Life Insurance Account, has duly caused this Post-Effective Amendment No. 8 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2004.


                                          NATIONAL VARIABLE LIFE
                                          INSURANCE ACCOUNT (Registrant)

                                          By: NATIONAL LIFE INSURANCE COMPANY



Attest:/S/ CHRISTOPHER M. NERONHA         By: /S/ THOMAS H. MACLEAY
       --------------------------             ----------------------
       Christopher M. Neronha                 Thomas H. MacLeay
       Assistant Secretary                    Chairman of the Board
                                              and Chief Executive Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, National Life Insurance Company has duly caused this Post-Effective Amendment No8 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal affixed and attested, in the City of Montpelier and the State of Vermont, on the 30th day of April, 2004.


                                            NATIONAL LIFE INSURANCE COMPANY
(SEAL) (Depositor)

Attest: /S/ CHRISTOPHER M. NERONHA          By: /S/ THOMAS H. MACLEAY
        --------------------------              ---------------------
       Christopher M. Neronha                   Thomas H. MacLeay
       Assistant Secretary                      Chairman of the Board
                                                and Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 8 to the Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.

                                             NATIONAL LIFE INSURANCE COMPANY
(SEAL) (Depositor)

Attest:/S/ CHRISTOPHER M. NERONHA     By: /S/ THOMAS H. MACLEAY
       --------------------------         ----------------------
       Christopher M. Neronha             Thomas H. MacLeay
       Assistant Secretary                Chairman of the Board
                                          and Chief Executive Officer


SIGNATURE                          TITLE                        DATE

/S/ THOMAS H. MACLEAY              Chairman of the Board,       April 30, 2004
---------------------
      Thomas H. MacLeay            Chief Executive Officer
                                   and Director

/S/ JAMES A. MALLON                President, Chief Operating   April 30, 2004
-------------------
     James A. Mallon               Officer and Director

/S/ EDWARD J. BONACH               Executive Vice President &   April 30, 2004
--------------------
     Edward J. Bonach              Chief Financial Officer

ROBERT E. BOARDMAN*                Director                     April 30, 2004
------------------
Robert E. Boardman

JEREMIAH E. CASEY*                 Director                     April 30, 2004
-----------------
Jeremiah E. Casey

Bruce Lisman                       Director

A. GARY SHILLING*                  Director                     April 30, 2004
----------------
A. Gary Shilling


*By_/S/ THOMAS H. MACLEAY                                 Date: April 30, 2004
    ---------------------
             Thomas H. MacLeay
      Pursuant to Power of Attorney


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                                                   EXHIBIT INDEX


         26  (k)  Opinion and Consent of D. Russell Morgan, Assistant
                  General Counsel

         26  (l)  Opinion and Consent of Elizabeth H. MacGowan, F.SA., M..A.A.A,
                  Actuary and Vice President - Product Development

         26  (n)  (1) Consent of PricewaterhouseCoopers LLP, Auditors

         26  (n)  (2) Consent of Sutherland Asbill & Brennan LLP





















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